As Filed with the Securities and Exchange Commission on October 9, 2026

Securities Act File No. 333-_____
Investment Company Act File No. 811-24225

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. ___ [ ]
Post-Effective Amendment No. ___ [ ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. ___ [ ]

VANECK PRIVATE GROWTH FUND
(Registrant Exact Name as Specified in Charter)

666 Third Avenue
New York, NY 10017
(Address of Principal Executive Offices) (Zip Code)

212-293-2000
(Registrant’s Telephone Number, including Area Code)

Jonathan R. Simon, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
666 Third Avenue, 9th Floor
New York, NY 10017
(Name and Address of Agent for Service)

Copy to:
Fabio Battaglia, Esq. Stradley Ronon Stevens & Young LLP 2005 Market Street Suite 2600 Philadelphia, PA 19103

Approximate Date of Commencement of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X]	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ]	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

[ ]	when declared effective pursuant to Section 8(c) of the Securities Act

The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

[ ]	immediately upon filing pursuant to paragraph (b)

[ ]	on (date) pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)

[ ]	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

[ ]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ]	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:
[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[ ]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

[ ]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Subject to Completion
Preliminary Prospectus dated October 9, 2026

[ ], 2026 Prospectus

VanEck Private Growth Fund | Class I Shares
Class S Shares

VanEck Private Growth Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company that is operated as a tender offer fund.

Investment Objective. The Fund’s investment objective is long-term capital appreciation.

Investment Strategy. The Fund seeks long-term capital appreciation by offering investors exposure to companies focused on innovation tied to secular trends, including, but not limited to, artificial intelligence, space and aerospace, defense, cybersecurity, cloud and quantum computing, manufacturing, semiconductors, infrastructure, hardtech and robotics, consumer and commerce technology, energy and electrification, financial technology (“fintech”) and health technology (“healthtech”). The Fund primarily acquires investments through private transactions in companies in the late-stage venture or growth equity phase of the private equity lifecycle. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes), either directly or indirectly, in securities of companies considered to be growth companies. The Fund’s 80% Policy is not fundamental and may be changed by the Board of Trustees of the Fund (the "Board") without shareholder approval. Shareholders will be provided with sixty (60) days’ prior written notice in the manner prescribed by the SEC before any change in the 80% Policy. The Fund may make primary and secondary direct investments in companies acquired through private transactions, typically in the form of non-controlling equity and equity-related securities (including preferred stock, common stock, warrants, convertible preferred stock, convertible debt securities, and simple agreements for future equity (“SAFEs”)), and may also make primary and secondary indirect investments through special purpose vehicles, venture funds and private equity funds (each a “Private Vehicle”). See “Investment Objective, Policies and Strategies.”

Risks. An investment in the Fund’s shares involves a high degree of risk. In particular:

• The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Shareholders have no right to require the Fund to repurchase their shares or any portion thereof.
• In order to provide some liquidity to shareholders, the Fund may, from time to time, conduct discretionary tender offers to repurchase outstanding shares pursuant to Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14E thereunder. Any such tender offers are conducted at the sole discretion of the Board, which currently expects, but is not obligated, to consider tender offers for approximately 2.5% of the Fund’s outstanding shares each calendar quarter. There is no assurance that the Fund will conduct any tender offer in any quarter or at all, that any tender offer will be in any particular size, or that any shareholder will be able to have all (or any) of the shares it tenders repurchased by the Fund.
• The Fund invests primarily in privately placed, restricted and illiquid securities of private companies (and in Private Vehicles holding such securities). Such investments are subject to significant valuation risk; the value of the Fund’s investments is generally determined using fair value methodologies based on inputs and assumptions about which reasonable persons may disagree, and the value at which the Fund records its investments may differ significantly from the value the Fund ultimately receives upon disposition. The fair value of the Fund’s investments is generally determined less frequently than for publicly traded securities.

• Investments in late-stage venture and growth-stage private companies involve a high degree of risk. The companies in which the Fund invests may have limited operating histories, may not be profitable and may never achieve profitability, may rely on emerging or untested technologies, may face significant competition from larger or better-capitalized companies, may be unable to access capital on attractive terms, and may not have a successful initial public offering, merger, acquisition or other liquidity event. Some or all of the Fund’s investments may result in a partial or total loss of capital.
• The Fund is non-diversified, expects to hold a concentrated number of portfolio companies, and expects to concentrate its investments in one or more of the communications services, consumer discretionary, energy, financials, health care, industrials and information technology sectors (i.e., more than 25% of the Fund’s assets will be invested in one or more such sectors). The Fund’s performance may be more volatile than a more diversified fund.
• The amount of distributions that the Fund may pay, if any, is uncertain, and the Fund may pay distributions in significant part from sources that may not be available and that are unrelated to the Fund’s performance, such as return of capital, offering proceeds or borrowings.
• The Fund pays the Adviser (defined below) a performance-based incentive fee in addition to an asset-based management fee. The performance-based fee may create an incentive for the Adviser to make investments that are riskier or more speculative than would be the case in the absence of such fee.

Investment Adviser. The Fund is managed by Van Eck Associates Corporation (“VEAC” or the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Tender Offer Fund. The Fund is a “tender offer fund.” Unlike an “interval fund” operating pursuant to Rule 23c-3 under the 1940 Act, the Fund has no fundamental policy requiring periodic offers to repurchase its shares. From time to time, in the discretion of the Board, the Fund may conduct tender offers to repurchase outstanding shares at the Fund’s net asset value (“NAV”) per share as of the date specified in such tender offer (or the next succeeding business day, as applicable), pursuant to Rule 13e-4 under the Exchange Act and Regulation 14E thereunder. The Board currently expects, but is not obligated, to conduct tender offers for approximately 2.5% of the Fund’s outstanding shares each calendar quarter. There is no assurance that the Board will authorize any such tender offer in any quarter or at all, or that the size of any tender offer will be 2.5% (or any particular percentage) of the Fund’s outstanding shares. Each tender offer will remain open for at least 20 business days. The Fund expects to publicly announce the commencement of each tender offer and file an issuer tender offer statement on Schedule TO with the Securities and Exchange Commission (the “SEC”). Shareholders are not required to participate in any tender offer and may, in their sole discretion, decide whether to tender shares for repurchase. If a tender offer is oversubscribed, the Fund may, but is not required to, repurchase a pro rata portion of the shares tendered. The Fund will impose a 2.00% Early Repurchase Fee (defined below) on shares tendered that have been held by the tendering shareholder for less than one year. See “Repurchases of Shares.”

Although the Fund has no present intention to do so, it may in the future, the Fund may determine to adopt a policy in reliance on Rule 23c-3 under the 1940 Act and convert to an interval fund. If the Fund were to adopt a fundamental policy to operate as an interval fund in the future, the Fund would be required to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. Interval funds are also subject to specific liquidity requirements under Rule 23c-3, which require an interval fund to maintain assets equal to 100% of a repurchase offer amount that can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a repurchase request deadline and the repurchase pricing date, or of assets that mature by the next repurchase payment deadline, from the time the Fund sends a notification of a repurchase offer to shareholders until the repurchase pricing date. Notwithstanding these liquidity requirements under Rule 23c-3, however, interval funds are not subject to Rule 22e-4 under the 1940 Act and therefore do not implement liquidity risk management programs under such rule that apply to mutual funds. There is currently no timeline for an adoption of a fundamental policy to operate as an interval fund. If the Fund determines to adopt such a fundamental policy in the future, however, then it would notify shareholders in advance. The likelihood of the Fund adopting a fundamental policy to operate as an interval fund is not known at this time and will depend on a continuing evaluation of its feasibility from an operational perspective.

Securities Offered. The Fund is engaged in a continuous offering of common shares of beneficial interest of the Fund. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, Van Eck Securities Corporation (the “Distributor”), under the terms of this prospectus, an unlimited number of Class I common shares of beneficial interest, at a price equal to NAV per share and an unlimited number of Class S common shares of beneficial interest, at a price equal to NAV per share, subject to a sales load of up to 3.50% of the purchase amount. Assets that cannot promptly be invested in accordance with the Fund’s investment objective and strategies will be invested in cash or cash equivalents. See “Plan of Distribution.” An initial purchase of Class I and Class S shares by an eligible investor requires a minimum investment of $25,000; subsequent investments in Class I and Class S shares may be made with at least $5,000. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion. Currently, only “Qualified Clients” within the meaning of Rule 205-3 under the Advisers Act may purchase shares of the Fund.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a Statement of Additional Information (“SAI”) dated [ ], is available upon request and without charge by writing the Fund or the Distributor at 666 Third Avenue, 9th Floor, New York, NY 10017. You may also request a free copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 800.826.2333 or by visiting www.vaneck.com. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at www.sec.gov.

Class	Price to Public	Sales Load	Proceeds to Fund
Class I	At current NAV	None	Amount invested at current NAV
Class S	At current NAV plus any applicable sales load	3.50%(1)	Amount invested at current NAV

(1) Investments in Class S shares of the Fund are sold subject to a sales load of up to 3.50% of the purchase amount. For some investors the sales load may be waived or reduced. The full amount of the sales load may be reallowed to brokers or dealers participating in the offering. No upfront sales load will be paid with respect to Class I shares. Your financial intermediary may impose additional charges when you purchase shares of the Fund. Please consult your financial intermediary for additional information.

The Fund’s shares have no history of public trading, nor is it intended that the Fund’s shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for the Fund’s shares. Liquidity for the Fund’s shares will be provided only to the extent that the Board, in its sole discretion, elects to conduct discretionary tender offers, and there is no assurance that the Fund will conduct any tender offer in any quarter or at all, or that any tender offer will be sufficient in size to satisfy all shareholders’ requests to tender shares. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage and the risks associated with investments in privately placed, illiquid and restricted securities. See “Risk Factors” beginning on page 18 to read about the risks you should consider before buying the Fund’s shares.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that the Fund filed with the SEC, using a continuous offering process. Periodically, as the Fund makes material investments or has other material developments, the Fund will provide a prospectus supplement that may add, update or change information contained in this prospectus.

Any statement made in this prospectus will be modified or superseded by any inconsistent statement made by the Fund in a subsequent prospectus supplement. The registration statement filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.”

You should rely only on the information contained in this prospectus. The Fund has not authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of the Fund’s shares. If there is a material change in the affairs of the Fund, this prospectus will be amended or supplemented.

VanEck Private Growth Fund

PROSPECTUS SUMMARY
This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information (the “SAI”), particularly the information set forth under the heading “Risk Factors.” Unless otherwise noted, the term the “Fund” refers to the VanEck Private Growth Fund.
The Fund
The Fund is a continuously offered, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and operates as a tender offer fund. The Fund intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund was organized as a Delaware statutory trust on July 31, 2025.
Investment Objective and Policies
The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by offering investors exposure to companies focused on innovation tied to secular trends, including, but not limited to, artificial intelligence, space and aerospace, defense, cybersecurity, cloud and quantum computing, manufacturing, semiconductors, infrastructure, hardtech and robotics, consumer and commerce technology, energy and electrification, financial technology ("fintech") and health technology ("healthtech").
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes), either directly or indirectly, in securities of companies considered to be growth companies (the “80% Policy”). “Growth companies” are companies the Adviser believes have above average growth potential. The Adviser considers a range of factors when determining if a company is a growth company, including, but not limited to: (i) the ability of the company to grow sales, cash flow, earnings, book value, and/or market share faster than the market or faster than the market expects, (ii) whether the company has the potential to sustain such growth over the long term, (iii) whether the company is raising capital to grow, fund or expand its business, and (iv) other factors. The Fund’s 80% Policy is not fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with sixty (60) days’ prior written notice in the manner prescribed by the SEC before any change in the 80% Policy.
The Fund primarily acquires investments through private transactions, including in companies in the late-stage venture or growth equity phase of the private equity lifecycle that generally have demonstrated market traction with significant revenue generation and high growth rates, are at or approaching profitability, and the Adviser believes are likely to have a liquidity event via a merger or acquisition transaction or initial public offering in the next three to five years. The Fund will make primary and secondary direct investments in companies acquired through private transactions, which will typically be in the form of non-controlling equity and equity-related securities, including, but not limited to, preferred stock, common stock, warrants, convertible preferred stock, other equity or equity-linked securities or ownership interests in business enterprises, other forms of senior equity (which may or may not be convertible into such company’s preferred or common equity), and convertible debt securities.
The Fund also will, from time to time, make primary and secondary indirect investments in companies acquired through private transactions by purchasing units or shares of special purpose vehicles (“SPVs”), venture funds, private equity funds, limited liability companies, limited partnerships, pooled investment vehicles (including venture capital funds that are not registered as investment companies under the 1940 Act and are excluded from the definition of "investment company" pursuant to Section 3(c)(1) or Section 3(c)(7) of the 1940 Act) and other vehicles (each a “Private Vehicle”). Private Vehicles will typically not be controlled by the Fund and will not be subsidiaries of the Fund. The Fund’s investments in Private Vehicles may include investments made through “secondary transactions,” in which the Fund acquires an interest in an existing Private Vehicle from another investor.
The Fund also may seek indirect economic exposure to companies acquired in private transactions in other ways, including through special situations, other equity or credit investments, equity-related and equity-linked investments such as forward contracts for the future delivery of stock, swaps, simple agreements for future equity (“SAFEs”), profit-sharing agreements and other synthetic equity agreements that provide the Fund with exposure to the equity of such company.
The Fund expects to invest in a concentrated number of portfolio companies. The Fund expects that its investments will be concentrated in securities of issuers having their principal business activities in industries or groups of industries in one or more of the following sectors: communications services, consumer discretionary, energy, financials, health care, industrials and information technology (i.e., more than 25% of the value of the Fund’s assets will be invested in one or more such industries or groups of industries). The Fund will focus on U.S. companies, with the ability to invest in foreign companies, including those in emerging markets.
The Fund intends to be classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.
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To seek to achieve its investment objective or for liquidity (i.e., to finance the repurchase of shares and/or bridge the financing of Fund investments pending the acceptance of funds from investor subscriptions), the Fund may borrow funds from time to time at the discretion of the Adviser within the levels permitted by the 1940 Act (which generally allows a fund to incur leverage for up to one-third of its assets for securities representing indebtedness and up to one-half of its assets for preferred stock) when the terms and conditions are favorable to long-term investing and well-aligned with the Fund's investment strategy and portfolio. In determining whether to borrow funds, the Adviser will analyze the maturity, covenant package, haircut and rate structure of the proposed borrowings as well as the risks of such borrowings compared to the Fund's investment outlook. The use of borrowed funds or the proceeds of issuing preferred shares to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred shares would be borne by holders of the Fund's shares.
For temporary defensive purposes, during periods of high cash inflows or outflows, or during a tender offer, the Fund may depart from its principal investment strategies and invest up to 100% of its assets in cash equivalents, U.S. government securities, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, and other high quality short term debt securities. During such periods, the Fund may not be able to achieve its investment objective. The Fund may also pursue temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.
While a registered closed-end management investment company may list its shares for trading in the public markets, the Fund has currently elected not to do so. Accordingly, you may not be able to sell your shares when and/or in the amount that you desire. You should consider shares of the Fund to be an illiquid investment. There is no guarantee that you will be able to sell your shares at any given time or in the quantity that you desire or that the Fund will be able to make any distributions or maintain a certain level of distributions to shareholders. In addition, the Fund's tender offers may subject the Fund and its shareholders to special risks. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund's shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.
See “Investment Objective, Policies and Strategies” for additional information regarding the Fund’s investment strategy.
Overview of Private Growth Investing
Over the past two decades, the number of publicly listed companies in the United States has declined while the number of private companies has expanded significantly. Many of the most innovative companies in artificial intelligence, space and aerospace, defense, cybersecurity, cloud and quantum computing, semiconductors, infrastructure, hardtech and robotics, fintech, healthtech and other sectors driving long-term secular growth have remained private for longer periods than was historically the case, completing multiple private financing rounds and reaching significant scale before pursuing an initial public offering, merger, acquisition or other liquidity event.
Historically, exposure to these private growth-stage companies has been available primarily to large institutional investors, family offices and high-net-worth individuals through traditional private equity and venture capital funds, which generally require lengthy capital lockups, large minimum commitments and substantial in-house diligence resources. The Fund is designed to provide eligible investors with exposure to a portfolio of late-stage venture and growth equity companies in a registered investment company structure with daily subscriptions and the prospect (but not the assurance) of periodic discretionary tender offers.
Investment Opportunity
The Adviser believes there is a substantial and growing universe of late-stage private growth companies in the sectors identified above, and that these companies offer attractive long-term return potential for investors who can bear the related risks and the limited liquidity of the Fund’s shares. The Adviser intends to leverage its institutional sourcing relationships, including with venture capital and growth equity managers, secondary market intermediaries, investment banks, company founders and management teams, and other market participants, to identify, evaluate, structure and execute investment opportunities in private growth companies on behalf of the Fund.
The Investment Adviser, Administrator and Transfer Agent
Under the terms of an investment advisory agreement between the Fund and VEAC with respect to the Fund (the “Investment Advisory Agreement”), VEAC serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day management of the Fund, and performs or arranges for the provision of accounting and other administrative services for the Fund.
State Street Bank and Trust Company (“State Street”) serves as the Fund's custodian. Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”) serves as the Fund’s transfer agent and dividend disbursing agent. See “Management of the Fund.”

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Plan of Distribution
Van Eck Securities Corporation (the “Distributor”), located at 666 Third Avenue, New York, NY 10017, serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV. The Distributor may also enter into agreements to authorize brokers, authorized designees of brokers, or other financial intermediaries and their agents (“Financial Intermediaries”) to buy and sell shares of the Fund. The Fund is authorized to offer to sell an unlimited number of its shares, on a continual basis, through the Distributor. The Distributor uses its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares. See "Plan of Distribution."
The Fund is initially offering Class I and Class S shares. The Adviser has received an exemptive order from the SEC that permits the Fund, among other things, to designate multiple classes of shares; and to impose class specific annual asset-based distribution fees on the assets of the various classes of shares to be used to pay for expenses incurred in fostering the distribution of the shares of the particular class.
The Fund has adopted a Plan of Distribution for its Class S shares to pay the Distributor a distribution and servicing fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of the Fund's shareholders who own such shares. These activities include, but are not limited to, compensation to employees of the Distributor; compensation to the Distributor and other qualifying financial intermediaries and entities, including overhead and telephone and other communication expenses; the printing and distribution of prospectuses and shareholder reports other than for existing members of the Fund; and the preparation and distribution of sales literature and advertising materials. The Plan of Distribution operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required by its exemptive order, permitting the Fund to, among other things, designate multiple classes of shares.
Under the Plan of Distribution, Class S shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of [●]%, based on the aggregate net assets of the Fund attributable to such class, to be calculated as of the beginning of the first calendar day of each applicable month, and payable monthly in arrears.
Class I shares are not subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith.
Use of Proceeds
The net proceeds of the continuous offering of shares are invested in accordance with the Fund’s investment objective and policies as soon as practicable after receipt. Due to the nature of private market investments, the Fund expects that it may take twelve (12) months or longer to fully invest the proceeds of this offering in accordance with the Fund’s investment objective and policies, depending on the availability of attractive investment opportunities and market conditions. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market or short-term, high-quality fixed-income mutual funds, U.S. government securities, or hold cash or cash equivalents. Investors should expect that, before the Fund has fully invested the proceeds of this offering in accordance with the Fund’s investment objective and policies, the Fund’s assets will likely earn interest income at a modest rate. See "Use of Proceeds."
Management Fee
Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to receive a management fee, calculated daily and payable monthly at the annual rate of [●]% of the Fund’s average daily net assets (the “Management Fee”).
In addition to the Management Fee, the Adviser is entitled to receive a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is equal to [●]% of the Fund’s Total Return, subject to a [●]% annual Hurdle Amount and a High Water Mark with a 100% Catch-Up (as defined under “Management of the Fund – Incentive Fee”). The Incentive Fee is measured and payable annually in arrears as of the end of the Fund’s fiscal year (March 31). See “Fees and Fund Expenses” and “Management of the Fund—Investment Advisory Agreement.” Currently, only investors who are “Qualified Clients” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") are eligible to purchase shares of the Fund.
The Adviser has agreed to waive the fees payable to it or to pay or absorb the Other Expenses (as defined below) of the Fund, including, without limitation, organization and offering expenses (excluding management fee and incentive fee payments; distribution and servicing fees; brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business – collectively, the “Exclusions”), to the extent necessary to limit the Other Expenses of the Fund less the Exclusions to the annual rate of [●]% of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will continue until at least [●], 2027. The Expense Limitation may be terminated by the Board upon thirty days’ written notice to the Adviser. The Expense Limitation may not be terminated by the Adviser without the consent of the Fund’s Board of Trustees.
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For a period not to exceed three years from the date on which a waiver is made, the Adviser may recoup amounts waived or assumed pursuant to the Expense Limitation, provided it is able to effect such recoupment without causing the Fund’s Other expenses (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of recoupment.
Closed-End Fund Structure
Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund’s shares are continuously offered at NAV, and the Fund expects to provide limited liquidity to shareholders from time to time, in the sole discretion of the Board, by conducting discretionary tender offers to repurchase a portion of outstanding shares. The Fund is not an “interval fund” under Rule 23c-3 of the 1940 Act and has no contractual obligation to conduct repurchase offers on any regular schedule, in any particular size, or at all. See “Repurchases of Shares” for a more detailed discussion. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.
Although the Fund has no present intention to do so, it may in the future determine to adopt a policy in reliance on Rule 23c-3 under the 1940 Act and convert to an interval fund. If the Fund were to adopt a fundamental policy to operate as an interval fund in the future, the Fund would be required to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. Interval funds are also subject to specific liquidity requirements under Rule 23c-3, which require an interval fund to maintain assets equal to 100% of a repurchase offer amount that can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a repurchase request deadline and the repurchase pricing date, or of assets that mature by the next repurchase payment deadline, from the time the Fund sends a notification of a repurchase offer to shareholders until the repurchase pricing date. Notwithstanding these liquidity requirements under Rule 23c-3, however, interval funds are not subject to Rule 22e-4 under the 1940 Act and therefore do not implement liquidity risk management programs under such rule that apply to mutual funds. There is currently no timeline for an adoption of a fundamental policy to operate as an interval fund. If the Fund determines to adopt such a fundamental policy in the future, however, then it would notify shareholders in advance. The likelihood of the Fund adopting a fundamental policy to operate as an interval fund is not known at this time and will depend on a continuing evaluation of its feasibility from an operational perspective.
Distribution Policy
The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, on at least an annual basis, in order to maintain its qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid the imposition of U.S. federal income tax on its income and gains. Distributions are subject to the Board’s discretion and applicable legal restrictions, and there can be no assurance that the Fund will pay distributions to shareholders at any particular rate or at all. The Fund’s distributions may, from time to time, be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.
The Fund operates under a distribution reinvestment policy (the “DRIP”) administered by the Transfer Agent. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under the DRIP. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Pursuant to the DRIP, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the Fund. See “Distribution Reinvestment Policy.”
Investor Suitability
An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who (i) can bear the risks associated with the limited liquidity of the shares, and (ii) view an investment in the Fund as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation, and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund and the Distributor reserve the right to reject any investor or any subscription for any reason or no reason, and to limit or terminate the offering at any time.
Repurchases of Shares
The Fund’s shares are not currently listed on any securities exchange, and the Fund does not expect a public market for them to develop in the foreseeable future, if ever. Therefore, shareholders should not expect to be able to sell their shares promptly or at a desired price. No shareholder has the right to require the Fund to repurchase shares or any portion thereof.
To provide shareholders with limited liquidity, the Fund may from time to time, at the discretion of the Board, conduct tender offers to repurchase outstanding shares at NAV. Any such tender offers will be conducted in accordance with the requirements of Rule 13e-4 under the Exchange Act and Regulation 14E thereunder. The Board currently expects, but is not obligated, to conduct tender offers for approximately 2.5% of the Fund’s outstanding shares each calendar quarter. There is no assurance that

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the Board will authorize any such tender offer in any quarter or at all, or that the size of any tender offer will be 2.5% (or any other particular percentage) of the Fund’s outstanding shares. Tender offers may be suspended, postponed or terminated by the Board in its sole discretion. The Fund will impose a 2.00% Early Repurchase Fee (defined below) on shares tendered that have been held by the tendering shareholder for less than one year. See “Repurchases of Shares.” The Fund intends to maintain liquid securities, cash and/or access to a credit facility in amounts sufficient to meet tender offer requirements. The Adviser currently expects to recommend to the Board that the Fund conducts its first repurchase offer following the second full quarter after the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine).
Summary of Risks
An investment in the Fund involves a high degree of risk. You may lose all or part of your investment. The following is a summary of certain principal risks of investing in the Fund. Each risk summarized below is considered a principal risk of investing in the Fund. See “Risk Factors” below for a more detailed discussion of these risks and other risks of investing in the Fund.
Private Company Risk. An investment in a private company involves a higher degree of risk than investments in securities of companies that trade publicly on an exchange and may result in a partial or total loss of capital. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value. Private companies typically have less management experience, limited products and services, more limited financial resources, less liquidity, and a greater dependence on key personnel than companies in the public markets. There is generally limited publicly available information regarding the operations and financial condition of private companies. Private companies are not subject to SEC reporting requirements, are not required to maintain accounting records in accordance with generally accepted accounting principles, and may not be subject to internal control over financial reporting or other regulatory oversight that applies to publicly reporting companies.
Late-Stage Venture and Growth Equity Investment Risk. Late-stage venture and growth equity companies, while typically further along in developing their products and market presence, are still subject to a number of significant risks, including: limited operating history; reliance on a small number of products, services or customers; significant operating losses, which may persist for an extended period or indefinitely; dependence on management with limited experience operating at scale; significant competition from larger or better-capitalized competitors; reliance on emerging or unproven technologies; the need for additional capital, which may not be available on attractive terms or at all; and reliance on the occurrence of an initial public offering, merger, acquisition or other liquidity event to realize the full value of the investment, which may not occur on the expected timeline or at all. Additionally, as they prepare for potential public offerings or acquisition exits, these companies may face increased scrutiny and regulatory challenges that can affect their valuation and strategic flexibility. Even where an investment results in a successful exit, the timing and amount of distributions from such an exit are uncertain.
Liquidity Risk – Tender Offers. The Fund’s shares are not currently listed on any securities exchange and are not publicly traded. There currently is no secondary market for the Fund's shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only to the extent that the Board, at its sole discretion, elects to conduct tender offers. Although the Board currently expects to consider conducting tender offers for approximately 2.5% of the Fund’s outstanding shares each calendar quarter, there is no assurance that any tender offer will be conducted in any quarter or at all, that any tender offer will be in any particular size, or that the timing of any tender offer will satisfy shareholders’ liquidity needs. Tender offers may also be oversubscribed, in which case the Fund may, but is not required to, repurchase only a pro rata portion of the shares tendered.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments in private companies, Private Vehicles, SAFEs, forward contracts and similar instruments which makes such instruments more difficult to value. The information available in the marketplace for private companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. The most relevant information may often be provided by the issuer of the securities. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities different than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value at which such investment is carried on the Fund's books. Valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments, may differ significantly from the value the Fund ultimately receives upon disposition.
Private Vehicle Risk. Investments in Private Vehicles, including SPVs, venture capital funds and private equity funds are not registered as investment companies under the 1940 Act and are excluded from the definition of "investment company" pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act. As a result, the Fund as an investor in these Private Vehicles would not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of a Private Vehicle's investments. Investments in Private Vehicles will generally be illiquid and generally may not be transferred without the consent of the Private Vehicle. The Fund may be unable to liquidate its investments in a Private Vehicle when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in a Private Vehicle, the Fund may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from a Private Vehicle except at certain designated times, thereby limiting the ability of the Fund to withdraw assets from the Private Vehicle due to poor performance or other reasons. The fees paid by Private Vehicles to their advisers and general partners or managing members are often higher than those paid by registered funds and generally include a percentage of gains. The Fund will bear its
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proportionate share of the management fees and other expenses that are charged by a Private Vehicle in addition to the management fees and other expenses paid by the Fund. Investments effected through a Private Vehicle may be structured such that the underlying private issuer does not recognize the Private Vehicle as a shareholder, notwithstanding the Private Vehicle’s economic interest in the issuer.
Secondary Transaction Risk. The Fund may acquire interests in Private Vehicles through secondary market transactions. The Fund will often be required to make an investment decision based on limited information, including the historical financial information of the Private Vehicle’s underlying portfolio companies, without an opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. Moreover, there is no assurance that the Fund will be able to purchase interests at discounts to NAV, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for the interests, the structure of such acquisitions and the overall success of the Private Vehicle.
SAFE Risk. The Fund may invest in simple agreements for future equity, or SAFEs. A SAFE is an agreement by which the Fund will receive a contractual right to acquire an equity stake in a company at a future date upon the occurrence of certain triggering events (such as a future priced equity round, a liquidity event or a dissolution event), in exchange for the Fund's present contribution of capital. SAFEs are not equity securities and do not provide the holder with the rights of an equity holder (including voting rights, dividend rights and information rights). If the agreed upon triggering event does not occur, the SAFE may not result in any equity ownership in the company, and the Fund may not recover the amount invested. SAFEs are not registered with the SEC and are generally illiquid.
Liquidity Risk – Underlying Investments. The Fund’s investments in private companies, Private Vehicles, SAFEs, forward contracts and similar instruments are subject to substantial liquidity risk. Such investments are generally not actively traded, do not have readily available market quotations, and may experience significant volatility. The Fund’s investments are typically restricted as to resale by contract or by U.S. Federal or state securities laws, and the Fund may not be able to purchase or sell its investments at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Industry and Sector Concentration Risk. The Fund expects to concentrate its investments in industries or groups of industries in one or more of the communications services, consumer discretionary, energy, financials, health care, industrials and information technology sectors. The Fund’s performance will be substantially affected by the performance of, and developments affecting, the sectors and industries in which the Fund concentrates, including emerging or rapidly changing sub-industries such as artificial intelligence, space and aerospace, defense, cybersecurity, cloud and quantum computing, semiconductors, infrastructure, hardtech and robotics, fintech and healthtech. Adverse developments affecting one or more of these sectors or sub-industries may have a more pronounced effect on the Fund than on a more broadly diversified fund. Each of these sub-industries is itself subject to specific risks, including rapid technological change, evolving regulatory regimes, intense competition, dependence on intellectual property, cyber and data security risk, dependence on government contracts (in the case of defense and certain space and aerospace companies) and other factors.
Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. The Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk if it is comprised of a limited number of investments.
Leverage Risk. The Fund is authorized to use leverage for investment purposes and to satisfy redemption requests. The use of leverage will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of adverse performance of the Fund’s underlying investments.
Incentive Fee Risk. The Incentive Fee payable to the Adviser may create an incentive for the Adviser to make investments that are riskier or more speculative than would be the case in the absence of such a compensation arrangement and also to incur leverage, which will tend to enhance returns where the Fund has positive returns. Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and the Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received. The Adviser’s ability to receive the Incentive Fee is also dependent upon, and may create an incentive for the Adviser to take action with respect to, the timing of liquidity events with respect to the Fund’s portfolio investments.
Conflicts of Interest Risk. VEAC and its affiliates manage and advise other investment funds and accounts (collectively, “Other Accounts”) and engage in other investment activities, some of which may be similar to the Fund’s strategy. VEAC will experience conflicts of interest in connection with the management of the Fund, including with respect to the allocation of investment opportunities (particularly limited-capacity private placements and secondary transactions), the allocation of fees and expenses among the Fund and Other Accounts, transactions among the Fund and Other Accounts, and the allocation of personnel’s time

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and attention. The Fund’s investment professionals may, from time to time, acquire material non-public information concerning an entity in which the Fund has invested or proposes to invest, which may limit their ability to buy or sell securities of such entity on behalf of the Fund.
Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions to investors that equal a fixed percentage of the Fund's current net asset value per share. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.
RIC Status Risk. Although the Fund intends to elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund's shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes to its shareholders dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to the sum of 90% of the Fund's investment company taxable income (generally, the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any), and 90% of the Fund's net tax exempt interest income (if any). Statutory limitations on distributions on the shares of the Fund if it is leveraged and fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements. For purposes of complying with these requirements, the Fund will be required to "look through" its investments in certain Private Vehicles. Without transparent, real-time data, the Fund may inadvertently hold concentrated positions or generate non-qualifying income, potentially violating RIC status requirements and triggering tax penalties. If the Fund fails to qualify as a RIC and is unable to cure such failure, the Fund would be subject to corporate-level U.S. federal income tax on all of its taxable income, regardless of whether such income is distributed to shareholders.
Large Shareholder Risk. The Adviser and/or its affiliates have provided the initial seed capital of the Fund and may purchase additional shares from time to time. To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including the Adviser and/or its affiliates, the Fund is subject to the risk that these shareholders will purchase or tender Fund shares in large amounts rapidly or unexpectedly. These transactions could adversely affect the ability of the Fund to conduct its investment program. If a tender offer is oversubscribed by shareholders, the Fund may repurchase only a pro rata portion of shares tendered by each shareholder. Any repurchases of the Adviser’s or its affiliates’ shares will be made on the same terms and subject to the same limitations as other shareholders.
New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. Therefore, an inability to raise substantial capital may significantly adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its ability to comply with regulatory requirements.
Market Risk. The prices of securities are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions and other trade barriers) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies worldwide. Overall securities values could decline generally or underperform other investments. An investment may lose money.
Active Management Risk. In managing the Fund’s portfolio, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may cause a decline in the value of the investments held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Certain U.S. Federal Income Tax Matters
The Fund intends to elect to be treated and intends to qualify each year as a RIC under Subchapter M of the Code; however, no assurance can be given that the Fund will be able to maintain its RIC tax treatment. As a RIC the Fund generally will not be subject to U.S. federal income tax imposed at corporate rates on any ordinary income or capital gains that the Fund timely distribute to its shareholders as dividends. To qualify as a RIC, the Fund must meet income and asset-diversification tests each year. In addition, the Fund is required to distribute to its stockholders on a timely basis each year at least 90% of its “investment company taxable income, “which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. The Code imposes a 4% nondeductible U.S. federal excise tax on RICs to the extent they do
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not meet certain minimum distribution requirements by the end of each calendar year. See “Certain U.S. Federal Income Tax Matters."

Custodian
State Street Bank & Trust Company serves as the Fund’s custodian. See “Management of the Fund.”
Corporate Information
The Fund’s principal address is 666 Third Avenue, 9th Floor, New York, New York. The Fund maintains a website at www.vaneck.com. Information contained on the Fund’s website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
Available Information
The Fund files periodic reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov, and is also available for free of change by contacting the Fund at 666 Third Avenue, 9th Floor, New York, New York, or by telephone at 800.826.2333 or on the Fund’s website at www.vaneck.com. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

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FEES AND FUND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Transaction Expenses
(fees paid directly from your investment)

	Class I	Class S
Maximum Sales Load (as a percentage of offering price)[1]	None	3.50%
Maximum Early Repurchase Fee (as a percentage of shares repurchased within one year of purchase)[2]	2.00%	2.00%
¹ Investors purchasing Class S shares may be subject of a sales load up to 3.50% of the purchase amount. Class I shares are not sold subject to a sales load. Please consult your financial intermediary for additional information.
2 A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of Class I and Class S shares that have been held by the tendering shareholder at any time prior to the day immediately preceding the one-year anniversary of a shareholder's purchase of the shares (on a "first in-first out" basis) (the "Early Repurchase Fee"). The Early Repurchase Fee will be retained by the Fund and will benefit the remaining shareholders of the Fund. The Early Repurchase Fee is intended to compensate the Fund for the brokerage costs and other expenses associated with short-term trading in the Fund's shares. The Fund may, in its discretion, waive the Early Repurchase Fee in certain circumstances where the Board determines that doing so is in the best interests of the Fund.
Annual Expenses
(as a percentage of net assets attributable to common shares)

	Class I	Class S
Management Fees	[ ]%	[ ]%
Incentive Fee[1]	[ ]%	[ ]%
Distribution and Servicing Fee[2]	[ ]%	[ ]%
Interest Payments on Borrowed Funds³	[ ]%	[ ]%
Other Expenses[4]	[ ]%	[ ]%
Acquired Fund Fees and Expenses⁵	[ ]%	[ ]%
Total Annual Fund Expenses	[ ]%	[ ]%
Less Fee Waiver/Expense Reimbursement[6]	[ ]%	[ ]%
Total Annual Fund Expenses after Fee Waiver/Expense Reimbursement	[ ]%	[ ]%
1 At the end of the Fund's fiscal year, the Adviser will be entitled to receive an incentive fee equal to [●]% of the Fund’s Total Return, subject to a [●]% annual Hurdle Amount and a High Water Mark with a 100% Catch-Up (as defined under “Management of the Fund – Incentive Fee”). The amount shown reflects an estimate based on assumed Fund performance for the first fiscal year. Actual Incentive Fees, if any, will depend on the Fund’s Total Return, Hurdle Amount, and High Water Mark and may be substantially higher or lower than the estimate shown. See “Management of the Fund—Investment Advisory Agreement” for additional information regarding the calculation of the Incentive Fee, including a worked example.
2 Class S shares are subject to an ongoing Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own Class S shares of the Fund. Class S shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of [●]% based on the aggregate net assets of the Fund attributable to Class S.
³ The Fund may borrow money to fund investments, satisfy tender offers and for other purposes permitted under the 1940 Act. Interest expense and other costs of borrowing include all interest paid in connection with outstanding loans (including interest paid on funds borrowed to pay underwriting expenses), bonds, or other forms of debt, and are estimated for the current fiscal year. The Fund’s actual borrowings, and the related interest expense, will depend on the Adviser’s investment decisions and prevailing market conditions.
⁴ “Other Expenses” are estimated for the current fiscal year based on the Fund’s anticipated expenses.
⁵ “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses (including, where applicable, management fees, performance-based compensation such as carried interest, and other operating expenses) incurred by Private Vehicles, registered investment companies (such as exchange-traded funds and money market funds) and other investment vehicles in which the Fund invests. Acquired Fund Fees and Expenses are not paid directly by the Fund; they are reflected in the value of the Fund’s investments in the underlying vehicles. They are not reimbursable under any expense limitation arrangement.
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⁶ The Adviser has agreed to waive the fees payable to it or to pay or absorb the Other Expenses (as defined below) of the Fund, including, without limitation, organization and offering expenses (excluding management fee and incentive fee payments; distribution and servicing fees; brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business – collectively, the “Exclusions”), to the extent necessary to limit the Other Expenses of the Fund less the Exclusions to the annual rate of [●]% of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will continue until at least [●], 2027. The Expense Limitation may be terminated by the Board upon thirty days’ written notice to the Adviser. The Expense Limitation may not be terminated by the Adviser without the consent of the Fund’s Board of Trustees. For a period not to exceed three years from the date on which a waiver is made, the Adviser may recoup amounts waived or assumed pursuant to the Expense Limitation, provided it is able to effect such recoupment without causing the Fund’s Other expenses (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of recoupment.
The above Fees and Fund Expenses table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about management fees, incentive fees, fee waivers and other expenses is available under “Management of the Fund” in this prospectus.
Expense Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual total return, and assumes that all distributions are reinvested at NAV, and that the percentage amounts remain the same (except that the examples assume that the Expense Limitation discussed above is not renewed after its current term and that rates applied for years 3, 5 and 10 reduce annual expenses to reflect the completion of organization expense amortization). The example reflects total expenses for the one-, three-, five-, and ten-year periods:

Year	Class I	Class S
1	$[●]	$[●]
3	$[●]	$[●]
5	$[●]	$[●]
10	$[●]	$[●]
The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Expense Example. A greater rate of annual total return than used in the Expense Example would increase the dollar amount of the asset-based fees and the Incentive Fee paid by the Fund.
The example does not reflect the Incentive Fee, which is payable based on an increase in value of the Fund’s investments which may be computed and paid on gain or income that is unrealized, and the Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. To the extent the Fund increases in value in any year, the Incentive Fee may have a material effect on the Fund’s overall expenses.
If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Transfer Agent, currently $15. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly.

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FINANCIAL HIGHLIGHTS
Because the Fund is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.
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THE FUND
The Fund is a continuously offered, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act that operates as a tender offer fund. The Fund intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

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USE OF PROCEEDS
The net proceeds of the continuous offering of shares are invested in accordance with the Fund’s investment objective and policies as soon as practicable after receipt. Due to the nature of private market investments and the time required to source, evaluate, structure and execute private transactions, the Fund expects that it may take twelve (12) months or longer to fully invest the proceeds of this offering in accordance with the Fund’s investment objective and policies, depending on the availability of attractive investment opportunities and market conditions. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market or short-term, high-quality fixed-income mutual funds, U.S. government securities, or hold cash or cash equivalents. Investors should expect that, before the Fund has fully invested the proceeds of this offering in accordance with the Fund’s investment objective and policies, the Fund’s assets will likely earn interest income at a modest rate.

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INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES
Investment Objective
The Fund’s investment objective is long-term capital appreciation. The Fund’s investment objective is not fundamental and may be changed by the Board without shareholder approval. Shareholders will receive at least sixty (60) days’ prior written notice of any change in the Fund’s investment objective.
Investment Strategy
The Fund seeks to achieve its investment objective by offering investors exposure to companies focused on innovation tied to secular trends, including, but not limited to, artificial intelligence, space and aerospace, defense, cybersecurity, cloud and quantum computing, manufacturing, semiconductors, infrastructure, hardtech and robotics, consumer and commerce technology, energy and electrification, fintech and healthtech.
The Fund primarily acquires investments through private transactions in companies in the late-stage venture or growth equity phase of the private equity lifecycle. The Adviser generally identifies such companies based on factors including market traction with significant revenue generation, high growth rates, profitability or proximity to profitability, and the likelihood, in the Adviser’s view, of a liquidity event via a merger or acquisition transaction or initial public offering in the next three to five years. There is no assurance that any portfolio company will achieve any of these characteristics, or that any expected liquidity event will occur on the anticipated timeline or at all.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes), either directly or indirectly, in securities of companies considered to be growth companies (the “80% Policy”). “Growth companies” are companies that the Adviser believes have above-average growth potential. The Adviser considers a range of factors when determining if a company is a growth company, including, but not limited to: (i) the ability of the company to grow sales, cash flow, earnings, book value, and/or market share faster than the market or faster than the market expects; (ii) whether the company has the potential to sustain such growth over the long term; (iii) whether the company is raising capital to grow, fund or expand its business; and (iv) other factors the Adviser determines, in its discretion, to be indicative of above-average growth potential. The Fund’s 80% Policy is not a fundamental policy and may be changed by the Board without shareholder approval. Shareholders will be provided with sixty (60) days’ prior written notice in the manner prescribed by the SEC before any change in the 80% Policy. The Fund’s investments in derivatives, other investment companies and other instruments are counted towards the Fund’s 80% Policy to the extent they have economic characteristics similar to the investments included within that policy. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to investments acquired through private transactions as qualifying growth company assets for purposes of the 80% Policy.
Direct Investments in Companies Acquired Through Private Transactions
The Fund will make primary and secondary direct investments in companies acquired through private transactions, which will typically be in the form of non-controlling equity and equity-related securities, including, but not limited to, preferred stock, common stock, warrants, convertible preferred stock, other equity or equity-linked securities or ownership interests in business enterprises, other forms of senior equity (which may or may not be convertible into the company’s preferred or common equity), and convertible debt securities. Such investments are generally made pursuant to negotiated transactions in which the Fund participates alongside other institutional investors. The Fund will not typically have control over the management of the companies in which it invests.
Indirect Investments through Private Vehicles
The Fund also will, from time to time, make primary and secondary indirect investments in companies acquired through private transactions by purchasing units or shares of special purpose vehicles (“SPVs”), venture funds, private equity funds, limited liability companies, limited partnerships, pooled investment vehicles (including venture capital funds that are not registered as investment companies under the 1940 Act and are excluded from the definition of "investment company" pursuant to Section 3(c)(1) or Section 3(c)(7) of the 1940 Act) and other vehicles (each a “Private Vehicle”). Private Vehicles will typically not be controlled by the Fund and will not be subsidiaries of the Fund.
The Fund’s investments in Private Vehicles may include investments made through “secondary transactions,” in which the Fund acquires an interest in an existing Private Vehicle from another investor. Secondary transactions may permit the Fund to acquire interests in Private Vehicles at a discount to the Private Vehicle’s NAV or to invest in vintages and underlying portfolio companies that would not otherwise be available to new investors. The Fund will conduct diligence on each secondary opportunity, but secondary investments are subject to a number of risks not associated with primary investments, including limited information regarding the Private Vehicle’s underlying portfolio and limited ability to negotiate the terms of the Private Vehicle’s governing documents.
Synthetic Equity Exposure
The Fund also may seek indirect economic exposure to private growth companies in other ways, including through special situations, other equity or credit investments, equity-related and equity-linked investments such as forward contracts for the future delivery of stock, swaps, simple agreements for future equity (“SAFEs”), profit-sharing agreements and other synthetic equity agreements that provide the Fund with exposure to the equity of such company. A SAFE is a contractual right to receive equity of a company at a future date upon the occurrence of certain triggering events (such as a future priced equity round, a

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liquidity event or a dissolution event), in exchange for the holder’s present contribution of capital to the company. SAFEs are not equity securities and do not generally provide the holder with the rights of an equity holder.
Holding Period and Disposition
The Fund generally intends to hold its investments as a long-term investor, consistent with its investment objective and strategies. Accordingly, the Fund does not expect to divest investments on any particular timeline or upon the occurrence of any particular event. For example, the Fund may continue to hold investments in a portfolio company after an initial public offering or other liquidity event. However, the Fund may divest some or all of an investment as the Adviser determines to be appropriate and consistent with the Fund’s investment objective or strategies. This may occur in connection with an initial public offering or acquisition of a portfolio company, in the event the Adviser determines it is appropriate to rebalance the portfolio, where the Adviser determines that the investment is no longer performing in line with expectations or ceases to be a private company, or for any other reason in the Adviser’s discretion.
Under normal circumstances, the Fund will reinvest proceeds generated by the underlying portfolio into positions in existing or new portfolio companies.
Other Investments
The Fund may also invest, to a lesser extent, in other investments including listed companies, mutual funds, business development companies (“BDCs”), exchange-traded funds, money market funds, U.S. government securities and other fixed income obligations, and cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements), and may at times hold a significant percentage of its assets in such investments. The Fund’s investment in such assets generally facilitates meeting tender offer requests from shareholders, paying expenses, and identifying and assessing investment opportunities, and allows for temporary defensive positioning in response to adverse market, economic or political conditions. To the extent that a significant portion of the Fund’s assets are invested in such instruments for an extended period, the Fund may not achieve its investment objective.
Sectors and Concentration
The Fund expects that it will invest significantly in artificial intelligence, space and aerospace, defense, cybersecurity, cloud and quantum computing, manufacturing, semiconductors, infrastructure, hardtech and robotics, consumer and commerce technology, energy and electrification, fintech and healthtech. Accordingly, the Fund expects that its investments will be concentrated in securities of issuers having their principal business activities in industries or groups of industries in one or more of the following sectors: communications services, consumer discretionary, energy, financials, health care, industrials and information technology (i.e., more than 25% of the value of the Fund’s assets will be invested in one or more such industries or groups of industries).
The Fund will focus on U.S. companies, with the ability to invest in foreign companies, including those in emerging markets.
Diversification Status
The Fund intends to be classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer. The Adviser may, in its sole discretion, determine to rebalance the Fund’s portfolio from time to time.
Leverage
To seek to achieve its investment objective or for liquidity (i.e., to finance the repurchase of shares and/or bridge the financing of Fund investments pending the acceptance of funds from investor subscriptions), it may borrow funds from time to time at the discretion of the Adviser within the levels permitted by the 1940 Act (which generally allows the Fund to incur leverage of up to one-third of its assets for securities representing indebtedness and up to one-half of its assets for preferred stock) when the terms and conditions available are favorable to long-term investing and well-aligned with the Fund's investment strategy and portfolio composition. In determining whether to borrow funds, the Adviser will analyze the maturity, covenant package, haircut and rate structure of the proposed borrowings as well as the risks of such borrowings compared to the Fund's investment outlook. The use of borrowed funds or the proceeds of issuing preferred shares to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred shares will be borne by holders of the Fund's shares.
Investment Process and Sourcing
The Adviser intends to leverage its institutional sourcing relationships, including with venture capital and growth equity managers, secondary market intermediaries, investment banks, company founders and management teams, and other market participants, to identify, evaluate, structure and execute investment opportunities in private growth companies on behalf of the Fund. The Adviser’s investment process generally includes: (i) sourcing investment opportunities through the Adviser’s network; (ii) preliminary screening for fit with the Fund’s investment objective and strategy; (iii) detailed financial, commercial and structural diligence; (iv) negotiation of investment terms, including, where applicable, governance and information rights, transfer restrictions, registration rights and indemnification; (v) investment committee review and approval; (vi) ongoing portfolio monitoring; and (vii) eventual disposition through a liquidity event.
Management of Investments
The Adviser will be responsible for the day-to-day management of the Fund’s investments, including identifying investment opportunities, conducting diligence, executing investments, monitoring the Fund’s portfolio and managing dispositions. The
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Adviser will operate the Fund under the oversight of the Board, including a majority of trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act (the “Independent Trustees”).
Cash Uses and Cash Management Activities
The Fund’s cash management activities are intended to ensure that the Fund has sufficient liquidity to satisfy unfunded commitments, pay Fund expenses, satisfy tender offer requests from shareholders (to the extent the Board, at its discretion, conducts tender offers), and meet other Fund obligations as they come due. The Fund expects to manage cash and short-term investments through a combination of money market funds, U.S. Treasury securities and bank deposits, in each case at levels the Adviser believes will provide adequate liquidity while not unduly diluting the Fund’s investment returns.
Operating and Regulatory Structure
The Fund's investment activities are managed by the Adviser and supervised by the Board, of which a majority of the trustees are Independent Trustees. Under the Fund's Investment Advisory Agreement, the Fund has agreed to pay the Adviser a base management fee based on the Fund's average daily net assets. In addition, the Fund will reimburse the Adviser for routine overhead expenses, such as expenses incurred in connection with administering the Fund's business. See "Management of the Fund – Investment Adviser."
VEAC furnishes the Fund with the provisions of clerical and other administrative services, including marketing and investor relations. In addition, VEAC oversees the preparation of the Fund's shareholder reports and filing of the Fund's tax returns, the payment of expenses and the performance oversight of various third-party service providers. The Adviser will also furnish the Fund with office facilities, equipment and personnel for servicing the management of the Fund's operations.
While a registered closed-end management investment company may list its shares for trading in the public markets, the Fund has currently elected not to do so. Accordingly, you may not be able to sell your shares when and/or in the amount that you desire. You should consider shares of the Fund to be an illiquid investment. There is no guarantee that you will be able to sell your shares at any given time or in the quantity that you desire or that the Fund will be able to make any distributions or maintain a certain level of distributions to shareholders. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund's shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.
The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a RIC under the Code. As a RIC, the Fund generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that the Fund distributes to its shareholders as dividends. To continue to qualify as a RIC, the Fund must, among other things, meet certain source of income and asset diversification requirements (as described under "Certain U.S. Federal Income Tax Matters"). In addition, to qualify for RIC treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its "investment company taxable income," which is generally the Fund's ordinary income plus the excess of the Fund's realized net short-term capital gains over its realized net long-term capital losses.
Valuation Policies and Procedures
The Board has adopted valuation policies and procedures pursuant to Rule 2a-5 under the 1940 Act, and has designated the Adviser as the Fund’s “valuation designee” to perform fair value determinations under those policies. The Adviser’s valuation determinations are subject to the oversight of the Board.
The Fund expects that a substantial portion of its investments will be categorized as Level 3 assets within the GAAP fair value hierarchy. The Adviser may engage an independent third-party valuation firm to assist in the valuation of the Fund’s private investments. In valuing investments in private companies, the Adviser uses one or more of the following valuation methodologies, as it determines, in its discretion, to be appropriate in light of the facts and circumstances pertaining to each investment: (i) most recent transaction price (subject to adjustments for changes in market conditions and the performance of the issuer since such transaction); (ii) market-based valuation methodologies, including comparable public company multiples (such as enterprise value to revenue and price to earnings) and precedent transaction multiples; (iii) discounted cash flow analyses; (iv) option pricing models, including for instruments such as warrants and convertible instruments; and (v) other methodologies the Adviser determines, in its discretion, to be appropriate. In valuing investments in Private Vehicles, the Adviser will generally rely on the most recently reported net asset value provided by the manager of a Private Vehicle, adjusted, where appropriate, for transactions or material developments occurring between the reporting date and the valuation date. See “Determination of Net Asset Value.”
Availability of Investment Opportunities; Competition
The Adviser may compete with other investment funds and accounts (some of which may be managed by the Adviser or its affiliates), as well as with private equity, venture capital and other institutional investors, in seeking investment opportunities for the Fund. The availability of attractive investment opportunities depends on, among other things, the Adviser’s sourcing relationships, the Fund’s capital base, the cost and availability of leverage, prevailing market and competitive conditions and the willingness of issuers and existing investors to enter into transactions on terms acceptable to the Fund. There is no assurance that the Fund will be able to identify and execute investment opportunities on attractive terms or in sufficient quantities to satisfy its investment objective.
Staffing

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The Fund does not currently have any employees and does not expect to have any employees. Services necessary for the Fund's business are provided by individuals who are employed by the Adviser, pursuant to the terms of the Investment Advisory Agreement. The Fund's day-to-day investment operations are managed by the Adviser. In addition, the Fund may reimburse the Adviser for any such costs and expenses that have been paid by the Adviser on the Fund's behalf.
Facilities
The Fund does not own any real estate or other physical properties material important to its operation. The Fund's principal address is 666 Third Avenue, 9th Floor, New York, New York.
Legal Proceedings
Neither the Fund nor the Adviser is currently subject to any material litigation proceedings, nor, to the Fund's knowledge, is any material legal proceeding threatened against the Fund or against the Adviser. From time to time, the Adviser, its affiliates or its professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund's rights with respect to its investments.

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RISK FACTORS
Investing in the Fund's shares involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in the Fund's shares. If any of the following events occur, the Fund's business, financial condition and results of operations could be materially and adversely affected. In such case, the NAV of the Fund's shares could decline, and you may lose all or part of your investment.
Risks Relating to the Fund’s Investments
Private Company Risk. An investment in a private company involves a higher degree of risk than investments in securities of companies that trade publicly on an exchange and may result in a partial or total loss of capital. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value. Investing in private companies involves a number of significant risks, including: (i) reduced access to capital markets; (ii) less diverse product lines and a smaller market presence than larger companies, making them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns; (iii) have shorter operating histories, narrower product lines and smaller market shares than larger businesses; (iv) have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; (v) have limited financial resources and may be unable to meet their obligations under their securities, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing on any guarantees the Fund may have obtained; (vi) are not required to disclose financial and other information in the same manner as publicly reporting companies, and the financial information that they provide may be unaudited or audited by a firm whose work cannot easily be independently evaluated; (vii) are dependent on the talents and efforts of one or more key persons, and the death, disability, resignation or termination of these persons could have a material adverse impact on the company; and (viii) are subject to greater risk of being delisted, abandoned by sponsors or otherwise discontinued as compared to publicly traded companies.
Late-Stage Venture and Growth Equity Investment Risk. Late-stage venture and growth equity companies, while typically further along in developing their products and market presence, are still subject to a number of significant risks, including: limited operating history; reliance on a small number of products, services or customers; significant operating losses, which may persist for an extended period or indefinitely; dependence on management with limited experience operating at scale; significant competition from larger or better-capitalized competitors; reliance on emerging or unproven technologies; the need for additional capital, which may not be available on attractive terms or at all; and reliance on the occurrence of an initial public offering, merger, acquisition or other liquidity event to realize the full value of the investment, which may not occur on the expected timeline or at all. Additionally, as they prepare for potential public offerings or acquisition exits, these companies may face increased scrutiny and regulatory challenges that can affect their valuation and strategic flexibility. Even where an investment ultimately results in a successful exit, the timing and amount of any distribution from such an exit are uncertain, and the value realized may be less than the value at which the Fund recorded the investment. In some cases, a portfolio company may decline to pursue a liquidity event, may experience a “down round” financing in which the company is valued at a lower price than in a prior round, or may fail entirely, in any of which cases the Fund may lose all or substantially all of its investment.
Liquidity Risk — Underlying Investments. The Fund’s investments in private companies, Private Vehicles, SAFEs, forward contracts and similar instruments are subject to substantial liquidity risk. Such investments are generally not actively traded, do not have readily available market quotations and may experience significant volatility. The Fund’s investments are typically restricted as to resale by contract or by U.S. Federal or state securities laws, and the Fund may not be able to sell its investments at a reasonable time or price. In Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments in private companies, Private Vehicles, SAFEs, forward contracts and similar instruments which may makes such instruments more difficult to value.The information available in the marketplace for private companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. The most relevant information may often be provided by the issuer of the securities. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities different than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value at which such investment is carried on the Fund's books. Valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments, may differ significantly from the value the Fund ultimately receives upon disposition. The Fund’s NAV could be adversely affected if the Fund’s fair value determinations regarding the Fund’s investments were materially higher than the values that the Fund ultimately realized upon disposition of those investments.
The Adviser generally expects to receive information for the Fund’s investment in Private Vehicles only as of each calendar quarter end and on a significant delay. The Adviser generally does not expect to receive updated information intra quarter for such investments. As a result, the Fund’s NAV for periods other than calendar quarter end will likely be based on information

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from the prior quarter and market inputs that are observable to the Adviser, but may not reflect all adjustments that an investment manager would make based on information that has not been shared with the Adviser. In certain situations, the Adviser may not reflect adjustments to the value of the Fund’s investments due to impairments or other market factors that the Adviser would make if it had access to such information, resulting in such investments potentially being overvalued in hindsight. Additionally, the valuations reported by investment managers may be subject to later adjustment or revision. For example, fiscal year-end NAV calculations of Private Vehicles may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. The Fund’s NAV reported for regulatory purposes, may differ from the NAV and returns reported for shareholder transactions, resulting from adjustments made in the preparation of the Fund’s financial statements in accordance with U.S. generally accepted accounting principles required at period end. Because such adjustments or revisions, whether increasing or decreasing the NAV of a Private Vehicle, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, such adjustments or revisions will not, in most cases, result in an adjustment to the number of Shares received by a shareholder in a purchase, or a shareholder’s repurchase proceeds in connection with a repurchase offer.
In some instances, returns on investments acquired by the Fund in secondary market transactions will be higher than returns on the Fund’s primary investments as a result of such secondary investments being purchased at a discount, and then revalued. For example, secondary investments acquired at a discount will generally be marked up to the most recently reported net asset value provided by the manager of a Private Vehicle, adjusted, where appropriate, for transactions or material developments occurring between the reporting date and the valuation date, resulting in an unrealized gain. Such unrealized gains will increase the Fund’s NAV and performance by the difference between the most recent NAV reported by the investment manager and the negotiated purchase price. Conversely, a secondary investment sold at a discount will result in a decrease in the Fund’s NAV and performance by the difference between the value of the secondary investment as reflected in the books and records of the Fund and the negotiated sale price.
The Fund’s NAV is also a critical component in several operational matters including computation of the Management Fee, Incentive Fee and other fees, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.
The Fund may need to liquidate certain investments, including its investments in private market investments, in order to repurchase Shares in connection with a repurchase offer. A subsequent decrease in the valuation of the Fund’s investments after a repurchase offer could potentially disadvantage remaining shareholders to the benefit of shareholders whose Shares were accepted for repurchase. Alternatively, a subsequent increase in the valuation of the Fund’s investments could potentially disadvantage shareholders whose Shares were accepted for repurchase to the benefit of remaining shareholders. Similarly, a subsequent decrease in the valuation of the Fund’s investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing shareholders, and a subsequent increase in the valuation of the Fund’s investments after a subscription could potentially disadvantage pre-existing shareholders to the benefit of subscribing investors.
Private Vehicle Risk. Investments in Private Vehicles, including SPVs, venture capital funds and private equity funds are not registered as investment companies under the 1940 Act and are excluded from the definition of "investment company" pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act. As a result, the Fund as an investor in these Private Vehicles would not have the benefit of certain protections afforded to the investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of a Private Vehicle's investments. Investments effected through a Private Vehicle may be structured such that the underlying private issuer does not recognize the Private Vehicle as a shareholder, notwithstanding the Private Vehicle’s economic interest in the issuer.
Investments in Private Vehicles will generally be illiquid and may not be transferred without the consent of the Private Vehicle. The Fund may be unable to liquidate its investments in a Private Vehicle when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in a Private Vehicle, the Fund may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from a Private Vehicle except at certain designated times, thereby limiting the ability of the Fund to withdraw assets from the Private Vehicle due to poor performance or other reasons.
The fees paid by of Private Vehicles to their advisers and general partners or managing members are often higher than those paid by registered funds and generally include a percentage of gains. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a Private Vehicle in addition to the management fees and other expenses paid by the Fund.
Secondary Transaction Risk. The Fund may acquire interests in Private Vehicles through secondary market transactions. The Fund will often be required to make an investment decision based on limited information, including the historical financial information of the Private Vehicle’s underlying portfolio companies, without an opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. Moreover, there is no assurance that the Fund will be able to purchase interests at discounts to NAV, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for the interests, the structure of such acquisitions and the overall success of the Private Vehicle.
SAFE Risk. The Fund may invest in simple agreements for future equity, or SAFEs. A SAFE is an agreement by which the Fund will receive a contractual right to acquire an equity stake in a company at a future date upon the occurrence of certain triggering
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events (such as a future priced equity round, a liquidity event or a dissolution event), in exchange for the Fund's present contribution of capital. SAFEs are not equity securities and do not provide the holder with the rights of an equity holder (including voting rights, dividend rights and information rights). If the agreed upon triggering event does not occur, the SAFE may not result in any equity ownership in the company, and the Fund may not recover the amount invested. SAFEs are not registered with the SEC and are generally illiquid.
Forward Contract Risk. The Fund may purchase forward contracts for the future delivery of stock of private companies. A forward contract obligates the counterparty to deliver the underlying stock at a specified future date in exchange for an agreed-upon price. The Fund’s ability to realize the benefit of a forward contract depends on the counterparty’s performance, the occurrence of a triggering event (such as an initial public offering), the achievement of any conditions to delivery, and the absence of any blocking restrictions imposed by the issuer or by securities laws. If any of these conditions is not satisfied, the Fund may be unable to realize the value of the forward contract.
Investment Sourcing and Competition Risk. The results of the Fund’s operations depend on several factors, including the Adviser’s ability to source and acquire target investments at attractive prices. The Adviser may compete for investment opportunities with other investment funds and accounts (some of which may be managed by the Adviser or its affiliates), as well as with private equity, venture capital and other institutional investors. There is no assurance that the Fund will be able to identify and execute investment opportunities on attractive terms or in sufficient quantities to satisfy its investment objective. Some of the Fund’s competitors may have greater financial resources, longer operating histories, broader sourcing relationships and lower costs of capital than the Fund.
Industry and Sector Concentration Risk. The Fund expects to concentrate its investments in industries or groups of industries in one or more of the communications services, consumer discretionary, energy, financials, health care, industrials and information technology sectors. The Fund’s performance may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting a particular industry.
Artificial Intelligence Sector Risk. The companies the Fund invests in within the artificial intelligence (“AI”) sector may be subject to specific risks, including, but not limited to: rapid technological evolution that may render existing AI models, products and services obsolete; dependence on large quantities of training data and on the availability of specialized hardware (such as GPUs) for model training; significant capital intensity; intellectual property risk, including disputes over the use of copyrighted or proprietary training data; algorithmic bias, hallucination and other quality risks; evolving and uncertain regulation (including governmental regulation of high-risk AI systems and the use of AI in specific industries); reputational risk; competition from large established technology companies with significantly greater resources; and dependence on cloud computing and other infrastructure providers.
Space and Aerospace Sector Risk. Companies in the space and aerospace sectors are subject to specific risks, including, but not limited to: significant operational and engineering risk (including launch failure, in-orbit failure, hardware malfunction and component obsolescence); long development cycles and high capital intensity; dependence on government contracts, including with the U.S. Department of Defense and NASA, and the cyclicality of government budgets; concentration of customers and suppliers; export controls and sanctions; intellectual property risk; and increasing competition from both incumbents and new entrants.
Defense Sector Risk. Companies in the defense sector are subject to specific risks, including, but not limited to: heavy dependence on government contracts and the cyclicality of government defense spending; the highly regulated and politicized nature of defense procurement; long product development and qualification cycles; significant export controls and sanctions risk; intellectual property risk; reputational risk associated with the design, manufacture and sale of weapons systems and related products; and the potential for adverse environmental, social and governance (“ESG”) restrictions imposed by institutional investors and other counterparties.
Cybersecurity Sector Risk. Companies in the cybersecurity sector are subject to specific risks, including, but not limited to: rapid technological evolution and an evolving threat landscape, which may render existing products obsolete; the highly competitive nature of the cybersecurity market; the need to continuously invest in research and development; reputational risk in the event of a high-profile breach affecting the company’s products or customers; intellectual property risk; and dependence on retaining technical talent in a highly competitive labor market.
Cloud and Quantum Computing Sector Risk. Companies in the cloud and quantum computing sectors are subject to specific risks, including, but not limited to: rapid technological evolution; the unproven commercial viability of certain emerging technologies (including quantum computing); significant capital intensity; intense competition from large established technology companies with significantly greater resources; intellectual property risk; and dependence on highly specialized technical talent.
Semiconductor Sector Risk. Companies in the semiconductor sector are subject to specific risks, including, but not limited to: cyclicality of demand; rapid technological obsolescence and significant capital intensity (including capital expenditures for new manufacturing facilities); concentration of supply chains, including dependence on a small number of fabrication facilities located in specific geographic regions; export controls (including those targeted at advanced semiconductors and semiconductor manufacturing equipment); intellectual property risk; intense competition; and exposure to geopolitical risk.

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Infrastructure Sector Risk. Companies in the infrastructure sector are subject to specific risks including, but not limited to: supply chain and distribution disruptions, business interruptions, third-party vendor risks, shifts in public and private capital spending levels, regulations, cyber or other attacks, volatility in commodity prices and currencies, trade disputes, scarcity of materials or parts, excess capacity, and liability claims, among other things. The performance of such companies also may be affected by technological developments, extreme weather or other catastrophic events, labor relations, government spending policies, and changes in domestic and international economies.
Manufacturing and Hardtech/Robotics Sector Risk. Companies in the manufacturing, hardtech and robotics sectors are subject to specific risks, including, but not limited to: long development cycles and high capital intensity; supply chain risk, including dependence on a small number of component suppliers; cyclicality of end-market demand; the risk of product defects, recalls and product liability claims; significant working capital and inventory management requirements; intellectual property risk; and competition from larger established manufacturers.
Consumer and Commerce Technology Sector Risk. Companies in the consumer and commerce technology sectors are subject to specific risks, including, but not limited to: dependence on consumer discretionary spending and changes in consumer preferences; intense competition from incumbents and new entrants, including marketplace operators and direct-to-consumer brands; rapid technological evolution; significant marketing expense; data privacy and consumer protection regulation; and reliance on third-party platforms, payment processors and logistics providers.
Energy and Electrification Sector Risk. Companies in the energy and electrification sectors are subject to specific risks, including, but not limited to: commodity price volatility; capital intensity; lengthy permitting and construction cycles; significant regulatory risk, including with respect to environmental, climate, tax credit and subsidy regimes; supply chain risk (including for batteries and critical minerals); technological risk in emerging energy generation, storage and transmission technologies; and exposure to geopolitical risk.
Financial Technology Sector Risk. Companies in the fintech sector are subject to specific risks, including, but not limited to: significant and evolving regulation (including by federal and state banking, securities, money services and consumer protection regulators in the United States and by counterparts in other jurisdictions); reliance on banking and payments infrastructure controlled by larger incumbents; credit and counterparty risk; data security and privacy risk; cyber risk; reputational risk; and competition from incumbent financial institutions.
Health Technology Sector Risk. Companies in the health technology sector are subject to specific risks, including, but not limited to: extensive and evolving regulation (including by the U.S. Food and Drug Administration and corresponding regulators outside the United States); long development cycles and high research and development expense; clinical trial risk; intellectual property risk, including patent expiration and disputes; reimbursement risk from public and private payors; significant litigation and product liability risk; and dependence on highly specialized technical talent.
Foreign Investment Risk. The Fund may invest in companies located outside the United States. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities.
Emerging Market Issuers Risk. Investments in securities of emerging market issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks may include, among others, expropriation, nationalization and/or property, restrictions on government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact of the economy as a result of civil war, crime (including drug violence) and social instability as a result of religions, ethnic and/or socioeconomic unrest. Issuers in certain emerging market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Emerging markets are also more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the greater the likelihood of custody problems. Additionally, each of the factors described below could have a negative impact on the Fund’s performance and increase the volatility of the Fund.
Foreign Currency Risk. Some of the Fund’s investments may be denominated in, or have economic exposure to, currencies other than the U.S. dollar. As a result, the value of the Fund’s investments will be affected by changes in exchange rates between those currencies and the U.S. dollar, including reduced returns for the Fund. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may, but is not required to, hedge its foreign currency exposure, and any hedging strategies the Fund employs may not be effective.
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Derivatives Risk. Derivatives and other similar instruments (referred to collectively as “derivatives”) are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. The Fund’s use of derivatives (which may include forward contracts, swaps, options and similar instruments) involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if the Fund invested directly in the underlying assets.
Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of "over-the-counter" derivatives, as a result of the counterparty's credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also include the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.
Many derivative transactions are entered into "over-the-counter" without a central clearinghouse, as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of the Fund's counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund's contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). Counterparty risk also refers to the related risks of having concentrated exposure to such a counterparty. A liquid secondary market may not always exist for the Fund's derivative positions at any time, and the Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses. The Fund may also face the risk that it may not be able to meet margin and payment requirements and maintain a derivatives position.
Derivatives are also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human errors. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Underlying Fund Risk. The Fund may invest in other investment companies (such as exchange-traded funds, listed closed-end funds and money market funds) and in BDCs. To the extent the Fund invests in such underlying funds, the Fund will bear, indirectly, its proportionate share of the management fees, performance-based compensation (where applicable) and other operating expenses of those underlying funds, in addition to the fees and expenses paid by the Fund directly. As a result, the Fund’s total expenses, including the indirect expenses of underlying funds, may be higher than if the Fund invested directly in the assets held by such underlying funds.
Business Development Company Risk. Investments in BDCs may be subject to a high degree of risk. BDCs are closed-end investment companies that typically invest in and/or lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to the adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Additionally, a BDC's portfolio typically will include a substantial amount of investments originated or otherwise acquired in private transactions, which are often illiquid and may be difficult to value. Additionally, the Small Business Credit Availability Act, which was signed into law in March 2018, permits BDC's to adopt a lower asset coverage ratio than that which would typically apply under the 1940 Act, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks insofar as gains and losses may be greater than an investment in an unleveraged fund. Shares of listed BDCs, which trade on public exchanges at market value rather than at NAV and may be subject to greater market volatility and more susceptible to shifts in retail investor sentiment than investments in non-traded BDCs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by BDCs in which it invests, in addition to the fees and expenses regularly borne by the Fund. Fees and expenses of BDCs are generally higher than those of other registered investment companies.
Risks Relating to an Investment in the Fund
Liquidity Risk — Tender Offers. The Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only to the extent that the Board, in its sole discretion, elects to conduct tender offers. There is no guarantee that the Fund will conduct any tender offer in any quarter or at all, that any tender offer will be in any particular size, or that all shareholders seeking liquidity will be able to have all of the shares they tender repurchased in any tender offer. Although the Board currently expects to consider conducting tender offers for approximately 2.5% of the Fund’s outstanding shares each calendar quarter, the size, timing and frequency of any tender offer is in the sole discretion of the Board. There is no assurance that any tender offer will be conducted in any quarter or at all, that any tender offer will be in any particular size, or that the timing of any tender offer will satisfy shareholders’ liquidity needs. The Board may, in its sole

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discretion, suspend, postpone or terminate any tender offer at any time prior to its expiration. Investors should not rely on any expectation of tender offers in any size at any time.
Any tender offers conducted by the Fund will typically be funded from available cash, sales of portfolio securities or borrowings. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Fund may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a tender offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.
Tender offers will tend to reduce the number of outstanding shares of the Fund and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets may increase the Fund's expense ratio, to the extent that additional shares are not sold. In addition, a tender submitted by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the repurchase of common shares within six months from the date of their purchase will not be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six month period. All or a portion of any loss realized upon the repurchase of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days or after such tender offer.
Oversubscription Risk. Tender offers may be oversubscribed by shareholders. If shareholders tender for repurchase more shares than the Fund has offered to repurchase in any tender offer, the Fund may, but is not required to, repurchase a pro rata portion of the shares tendered. As a result, shareholders may not be able to liquidate all of the shares they desire to liquidate at the time of the tender offer, and shareholders who are unable to fully liquidate may be required to wait until a future tender offer, if any.
Distribution Policy Risk. The Fund’s distribution policy does not include a fixed annual rate of the Fund's current NAV per share. Distributions will be calculated and paid annually. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of a distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.
Leverage Risk. The Fund is authorized to use leverage for investment purposes and to satisfy tender offer obligations. The use of leverage, such as borrowing money to purchase securities or otherwise invest in the Fund's assets, or borrowing money to satisfy repurchase offers will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of adverse performance of the Fund’s underlying investments. The Fund may utilize reverse repurchase agreements. Reverse repurchase agreements subject the Fund to many of the same risks as the Fund's use of leverage. In addition, there is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities.
Asset Coverage Risk. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility_, margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund's total assets, including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund is also permitted to obtain leverage through the issuance of preferred shares in an aggregate amount up to 50% of the Fund’s total assets immediately after giving effect to the leverage. The Fund may also use leverage generated by reverse repurchase agreements, dollar rolls and similar transactions. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. In addition, while certain senior securities remain outstanding, the Fund generally must make provisions to prohibit any distribution to the Fund’s shareholders or the repurchase of such securities or shares unless the Fund meets the applicable asset coverage ratio at the time of the distribution or repurchase. The Fund reserves the right to modify its asset coverage policies in the future to comply with any changes in the SEC’s positions regarding asset coverage.
Incentive Fee Risk. The Incentive Fee payable to the Adviser may create an incentive for the Adviser to make investments that are riskier or more speculative than would be the case in the absence of such a compensation arrangement and also to incur leverage, which will tend to enhance returns where the Fund has positive returns. Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized. If a Fund investment decreases in value, it is possible that the unrealized gain previously included in the calculation of the Incentive Fee will never become realized. The Adviser is not obligated to reimburse the Fund for any part of the Incentive Fee it received that was based on unrealized gain never realized as a result of a sale or other disposition of an asset at a lower valuation in the
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future, and such circumstances would result in the Fund paying an Incentive Fee on income or gain the Fund never received. In addition, if the Fund’s NAV is adjusted after the Incentive Fee is calculated, the adjustment will not, in most cases, result in an adjustment to the Incentive Fee payable by the Fund.
Conflicts of Interest Risk. VEAC and its affiliates manage and advise other investment funds and accounts (collectively, “Other Accounts”) and engage in other investment activities, some of which may be similar to the Fund’s strategy. VEAC will experience conflicts of interest in connection with the management of the Fund, including with respect to: the allocation of investment opportunities (particularly limited-capacity private placements, secondary transactions and oversubscribed primary financings); the allocation of fees and expenses among the Fund and Other Accounts; principal and cross transactions; the allocation of investment professionals’ time and attention; the receipt of fees and other compensation that vary among the Fund and Other Accounts; valuations of investments held by the Fund (which determine the Fund’s NAV and may affect the Management Fee and Incentive Fee payable to the Adviser); and the Adviser’s and its affiliates’ own investments in the Fund or in entities in which the Fund invests. The Fund’s investment professionals may, from time to time, acquire material non-public information concerning an entity in which the Fund has invested or proposes to invest, which may limit their ability to buy or sell securities of such entity on behalf of the Fund. See “Conflicts of Interest.”
Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. The Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk if it is composed of a limited number of investments.
Large Shareholder Risk. The Adviser and/or its affiliates have provided the initial seed capital of the Fund and may purchase additional shares from time to time. To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including the Adviser and/or its affiliates, the Fund is subject to the risk that these shareholders will purchase or tender Fund shares in large amounts rapidly or unexpectedly. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a tender offer, the total amount of shares tendered by a small number of shareholders (or a single shareholder) may exceed the number of shares that the Fund has offered to repurchase. If a tender offer is oversubscribed by shareholders, the Fund may repurchase only a pro rata portion of shares tendered by each shareholder. Any repurchases of the Adviser’s or its affiliates’ shares will be made on the same terms and subject to the same limitations as other shareholders.
Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. Therefore, an inability to raise substantial capital may significantly adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its ability to comply with regulatory requirements. Further, if the Fund fails to achieve its estimated size and the Expense Limitation is not renewed, future expenses will be higher than expected.
Market Risk. The prices of securities are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions and other trade barriers) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies worldwide. Overall securities values could decline generally or underperform other investments. An investment may lose money.
New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
Active Management Risk. In managing the Fund’s portfolio, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may cause a decline in the value of the investments held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Cybersecurity Risk. The Fund, the Adviser and the Fund’s service providers depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and the Fund’s service providers to adopt technologies, processes and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to the Fund’s, the Adviser’s or the Fund’s service providers’ systems, or steal information about the Fund or the Fund’s shareholders.
Regulatory and Legal Risk. The Fund is subject to extensive regulation under the 1940 Act, the Advisers Act, the Securities Act, the Exchange Act and the Code, among other laws and regulations. Failure to comply with these requirements, or material changes to these requirements, could adversely affect the Fund. In particular, changes in tax law could adversely affect the Fund or its shareholders, including by affecting the Fund’s ability to qualify as a RIC.

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RIC Status Risk. The Fund intends to elect to be treated as a RIC under Subchapter M of the Code. To qualify and remain eligible for the special U.S. federal tax treatment afforded to RICs, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes to its shareholders dividends each tax year of an amount generally at least equal to the sum of 90% of the Fund’s investment company taxable income (generally, the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any), and 90% of the Fund’s net tax-exempt interest income (if any). Statutory limitations on distributions on the shares if the Fund is leveraged and fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund’s investments in private companies, Private Vehicles, SAFEs and similar instruments may not generate the type of income that qualifies for purposes of the 90% gross income test, and may include holdings in entities classified as partnerships for U.S. federal income tax purposes that could give rise to taxable income without corresponding cash distributions. Additionally, for purposes of complying with the RIC requirements, the Fund will be required to "look through" its investments in certain Private Vehicles. Without transparent, real-time data, the Fund may inadvertently hold concentrated positions or generate non-qualifying income, potentially violating RIC status requirements and triggering tax penalties. If the Fund fails to qualify as a RIC and is unable to cure such failure, the Fund would be subject to corporate-level U.S. federal income tax on all of its taxable income, regardless of whether such income is distributed to shareholders.
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MANAGEMENT OF THE FUND
Board of Trustees. The Board of Trustees of the Fund has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Fund. A list of the Trustees and Fund officers, and their present positions and principal occupations, is provided in the Fund’s SAI.
Investment Adviser and Administrator. Under the terms of an investment advisory agreement between the Fund, and Van Eck Associates Corporation (the “Investment Advisory Agreement”), VEAC serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Fund. As of June 30, 2026, VEAC managed approximately $237.36 billion in assets. VEAC has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. VEAC’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement will be in the Fund’s filing on Form N-CSR as it becomes available.
Investment Advisory Agreement. Under the Investment Advisory Agreement, the Adviser is entitled to receive a Management Fee, calculated daily and payable monthly at the annual rate of [●]% of the Fund’s average daily net assets, and an Incentive Fee, as described below.
Incentive Fee. The Adviser is entitled to an Incentive Fee equal to [●]% of the Fund’s Total Return, subject to a [●]% annual Hurdle Amount and a High Water Mark with a 100% Catch-Up (each as defined below). The Incentive Fee is measured on a fiscal year basis, paid annually and accrued daily.
Specifically, the Adviser is entitled to an Incentive Fee in an amount equal to:
•First, if the Fund’s Total Return for the applicable period exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carryforward Amount (any such excess, “Excess Profits”), 100% of such Excess Profits until the total amount of the Incentive Fee payable to the Adviser equals [●]% of the sum of (x) the Hurdle Amount for that period and (y) any amount payable to the Adviser pursuant to this clause (this is commonly referred to as a “Catch-Up”); and
•Second, to the extent there are remaining Excess Profits, [●]% of such remaining Excess Profits.
“Total Return” for any period since the end of the prior fiscal-year end shall equal the sum of (i) all distributions accrued or paid (without duplication) on Shares outstanding at the end of such period since the beginning of the then-current fiscal year plus (ii) the change in aggregate NAV of such Shares since the beginning of the then-current fiscal year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Shares, (y) any accrual of the Incentive Fee and (z) applicable Distribution and Servicing Fee expenses minus (iii) all other Fund expenses (to the extent not already reflected in clause (ii)) but excluding applicable expenses for Distribution and Servicing Fees. For the avoidance of doubt, the calculation of Total Return will (i) include any realized or unrealized appreciation or depreciation in the NAV of Shares issued during the then-current fiscal year, (ii) treat taxes withheld by the Fund on distributions to shareholders as part of the distributions accrued or paid on Shares and (iii) exclude the proceeds from the initial issuance of such Shares.
“Hurdle Amount” for any period during the then-current fiscal year means that amount that results in a [●]% annualized return on the NAV of the Shares outstanding at the beginning of the then-current fiscal year and all Shares issued since the beginning of the then-current fiscal year calculated in accordance with recognized industry practices and taking into account: (i) the timing and amount of all distributions accrued or paid (without duplication) on all such Shares minus all Fund expenses but excluding applicable expenses for Distribution and Servicing Fees; and (ii) the timing and amount of all issuances of Shares over the period.
The NAV of Shares used in determining the Hurdle Amount will be calculated before giving effect to any accrual of the Incentive Fee and applicable expenses for Distribution and Servicing Fees. For the avoidance of doubt, the calculation of the Hurdle Amount for any period will exclude: any Shares repurchased during such period, which Shares will be subject to the Incentive Fee upon repurchase. Except as described in “Loss Carryforward Amount” below, any amount by which Total Return falls below the Hurdle Amount will not be carried forward to subsequent periods.
“Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total Return and decrease by any positive annual Total Return; provided, that the Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carryforward Amount will exclude the Total Return related to any Shares redeemed during the then-current fiscal year, which Shares will be subject to the Incentive Fee upon repurchase. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses will offset the positive annual Total Return for purposes of the calculation of the Incentive Fee. This is referred to as a “High Water Mark.”
Promptly following the end of each fiscal year, the Adviser will be entitled to an Incentive Fee as described above calculated in respect of the portion of the year to date, less any Incentive Fee received with respect to prior periods within that year (the “Annual Allocation”). The Incentive Fee that the Adviser is entitled to receive at the end of each fiscal year will be reduced by the cumulative amount of Incentive Fees paid during that year.
The Adviser will not be obligated to return any portion of the Incentive Fee paid by the Fund due to the subsequent performance of the Fund.

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Portfolio Management.  Christian Munafo serves as the Fund’s sole portfolio manager.
Christian Munafo
Portfolio Manager and Head of Private Growth Strategies
Mr. Munafo joined VanEck in 2026 to serve as Portfolio Manager and Head of Private Growth Strategies. Mr. Munafo has over 25 years of experience in finance, with the last 20+ years focused on secondary and primary investments involving venture-backed and growth equity-oriented companies and funds, many of which he served on the boards of.
Prior to joining VanEck, Mr. Munafo served as the Chief Investment Officer of Liberty Street Advisors, Inc., and its affiliates, where he was both a Portfolio Manager and member of the Investment Committee overseeing multiple products focused on late-stage private growth companies. Prior experience includes Chief Investment Officer of SP Investments Management, LLC where he also served as one of the portfolio managers and members of the investment committee, Co-Head of the Global Private Equity Secondary Practice at HQ Capital in New York, and Head of Secondaries at Thomas Weisel Partners.
The Fund’s Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities of the Fund.
Transfer Agent
Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246, serves as the Transfer Agent and dividend paying agent for the Fund.
Custodian
State Street Bank & Trust Company (“State Street”), located at One Lincoln Street, Boston, MA 02111 serves as the Fund’s custodian. Under a Custody Agreement State Street holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.
Estimated Fund Expenses
Under the Investment Advisory Agreement, VEAC will pay the compensation and expenses of any persons rendering any services to the Fund who are directors, officers, employees, members or stockholders of the Adviser and will make available, without expense to the Fund, the services of the Adviser’s employees as may duly be elected trustees or officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, the Fund may pay the compensation and expenses of the Fund’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Adviser upon approval of such Chief Compliance Officer and the compensation by the Board. The compensation and expenses of any trustees, officers and employees of the Fund who are not directors, officers, employees, members or stockholders of the Adviser will be paid by the Fund. VEAC (or its affiliate) will pay all advertising, promotion and other distribution expenses incurred in connection with the Fund’s shares to the extent such expenses are not agreed to be paid by the Fund hereunder or under the Fund’s Distribution Agreement or any Distribution Plan adopted by the Fund.
The Fund will be responsible for the payment of all operating expenses of the Fund, including, but not limited to, offering expenses; the compensation and expenses of any employees of the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses related to research and risk management; expenses of registering shares of the Fund under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator (including, without limitation, any third-party administrator retained by the Fund to perform any administrative or accounting services for the Fund); pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to any distribution and/or service plan; and all other operating expenses not specifically assumed by the Adviser. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Fund’s Trustees and officers with respect thereto.
Organizational costs incurred by the Fund will be expensed as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized over a 12-month period using the straight-line method.
Affiliated Brokerage
The Investment Advisory Agreement authorizes VEAC to select brokers or dealers (including affiliates) to arrange for the purchase and sale of the Fund's securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Section 17(e) of, and Rule 17e-1 under, the 1940 Act.

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Control Persons
A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. [The Adviser has provided the initial investment for the Fund. For as long as the Adviser has a greater than 25% interest in the Fund, it may be deemed to be a "control person" of the Fund for purposes of the 1940 Act.]

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DETERMINATION OF NET ASSET VALUE
The Adviser determines the NAV of the Fund’s shares as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each business day the New York Stock Exchange (NYSE) is open and on such other days as the Board may determine, including in connection with any tender offer.
The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s Board. As stated in Rule 2a-5 under the 1940 Act, determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under Rule 2a-5, a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the Independent Trustees, has designated the Adviser to perform fair value determinations and act as “valuation designee” for the Fund’s investments.
The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are categorized within a three-tier fair value hierarchy under U.S. generally accepted accounting principles, as follows: Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities; Level 2 — quoted prices for similar assets and liabilities in active markets, or other observable inputs; and Level 3 — unobservable inputs, including the Adviser’s assumptions used in determining fair value. The Fund expects that a substantial portion of its investments will be categorized as Level 3 assets.
Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value. Money market mutual funds are valued at their reported net asset value.
The Fund’s investments in private companies and Private Vehicles are generally not actively traded and do not have readily available market quotations. In valuing investments in private companies, the Adviser uses one or more of the following valuation methodologies, as it determines, in its discretion, to be appropriate in light of the facts and circumstances pertaining to each investment: (i) most recent transaction price (subject to adjustments for changes in market conditions and the performance of the issuer since the date of such transaction); (ii) market-based valuation methodologies, including comparable public company multiples (such as enterprise value to revenue and price to earnings) and precedent transaction multiples; (iii) discounted cash flow analyses; (iv) option pricing models, including for instruments such as warrants and convertible instruments; and (v) other methodologies the Adviser determines, in its discretion, to be appropriate. In valuing investments in Private Vehicles, the Adviser will generally rely on the most recently reported net asset value provided by the manager of a Private Vehicle, adjusted, where appropriate, for transactions or material developments occurring between the reporting date and the valuation date.
The Fund may engage an independent third-party valuation firm to assist in the valuation of the Fund’s private investments. The Adviser is not required to use, but generally expects to consider, the inputs provided by the third-party valuation firm in arriving at its fair value determinations.
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CONFLICTS OF INTEREST
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the accounts managed by the Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.
The Adviser and its affiliates currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities, including other investment funds and separately managed accounts other than the Fund (“Adviser Accounts”). Certain conflicts of interest that the Adviser may experience in connection with the management of the Fund are described below.
Allocation of Investment Opportunities. The Adviser may from time to time identify investment opportunities that may be suitable for the Fund and one or more Adviser Accounts. Many of the private growth investments the Fund will pursue are limited in size, oversubscribed, or otherwise subject to capacity constraints. The allocation of such opportunities among the Fund and Adviser Accounts is subject to the Adviser’s allocation policies and procedures, which generally seek to allocate opportunities in a manner that is fair and equitable to all participating accounts over time, but which permit the Adviser to take into account a variety of factors, including the size of available capacity, the investment objectives, strategies, restrictions and risk profiles of the Fund and the Adviser Accounts, the availability and quality of investment opportunities, the size of relevant accounts, regulatory and tax considerations, and the nature of relationships with co-investors and counterparties. There is no assurance that the Fund will receive an allocation of any particular investment opportunity, or that the Fund will receive an allocation that is comparable to that received by Adviser Accounts pursuing similar strategies.
Compensation Conflicts. The Adviser receives both a Management Fee and an Incentive Fee in respect of its management of the Fund. The Management Fee is calculated based on the Fund’s average daily net assets and may create an incentive for the Adviser to grow the Fund’s NAV, including by retaining investments at appreciated valuations. The Incentive Fee is calculated based on an increase in value of the Fund’s investments and may create incentives for the Adviser to make investments that are riskier or more speculative, and to time dispositions in order to crystallize gains, in each case that may not be in the best interest of the Fund or its shareholders. The Adviser receives advisory fees and performance-based compensation from Adviser Accounts that may differ in structure and amount from those payable by the Fund, which may create an incentive for the Adviser to favor accounts that pay higher or more lucrative compensation arrangements. Furthermore, in valuing the Fund's investments in Private Vehicles, the Adviser will generally rely on the most recently reported net asset value provided by the manager of the underlying Private Vehicle, which valuation is in turn, at the underlying Private Vehicle level, subject to the same compensation conflicts described herein.
Material Non-Public Information. The Adviser’s investment professionals will, from time to time, acquire confidential or material, non-public information concerning a portfolio company in which the Fund has invested or proposes to invest. The possession of such information generally will limit the ability of the Adviser to buy or sell particular securities of such entity on behalf of the Fund, thereby limiting the investment opportunities or exit strategies available to the Fund.
Co-Investments. The Adviser may, from time to time, seek SEC exemptive relief to permit the Fund to participate in co-investment transactions with Adviser Accounts that would otherwise be prohibited by Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. There is no assurance that such relief will be sought or granted, or that the Fund will be able to participate in co-investments on terms acceptable to the Fund.
Valuation Conflicts. Because the Adviser has been designated as the Fund’s valuation designee and the Management Fee is based on the Fund’s net assets and the Incentive Fee is based on increases in value of the Fund’s investments, including gains or income that are unrealized , the Adviser has an incentive to value the Fund’s investments at higher prices. The Adviser’s valuation policies and procedures, the oversight of the Board (including the Independent Trustees) and the periodic engagement of an independent third-party valuation firm are intended to mitigate this conflict, but cannot eliminate it.

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REPURCHASES OF SHARES
The Fund does not currently intend to list its shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, shareholders should expect that they will be unable to sell their shares for an indefinite time or at a desired price. No shareholder will have the right to require the Fund to repurchase such shareholder’s shares or any portion thereof. Shareholders may not transfer their investment in the Fund except in limited circumstances and with the consent of the Fund. Because no public market exists for the shares, and none is expected to develop in the foreseeable future, shareholders will not be able to liquidate their investment, other than through the Fund’s tender offers, if any, conducted in the Board’s sole discretion, or, in limited circumstances, as a result of transfers of shares to other investors.
The Fund is a tender offer fund. From time to time, at the Board’s sole discretion, the Fund may conduct tender offers to repurchase outstanding shares of the Fund at NAV per share as of a date specified in the offer to purchase (or the next succeeding business day, as applicable). Each tender offer will be conducted in accordance with the requirements of Rule 13e-4 under the Exchange Act and Regulation 14E thereunder. The Fund is not an interval fund operating pursuant to Rule 23c-3 under the 1940 Act, and accordingly the Fund has no fundamental policy requiring it to conduct repurchase offers on any periodic schedule, in any particular size, or at all.
Determination of Repurchase Offer Amount
The Board, at its sole discretion, will determine: (i) whether to conduct any tender offer; (ii) the percentage or number of shares to be repurchased in any tender offer (the “Repurchase Offer Amount”); (iii) the commencement date and expiration date of any tender offer; (iv) the date on which the repurchase price will be determined (the “Repurchase Pricing Date”); (v) the date on which the repurchase proceeds will be paid (the “Repurchase Payment Date”); and (vi) the other terms and conditions of the tender offer.
The Board currently expects, but is not obligated, to consider conducting tender offers for approximately 2.5% of the Fund’s outstanding shares each calendar quarter. There is no assurance that the Board will authorize any tender offer in any quarter or at all, that any tender offer will be in any particular size, or that the timing of any tender offer will satisfy shareholders’ liquidity needs.
Each tender offer is expected to remain open for at least 20 business days, in compliance with Regulation 14E. The Fund expects to file an issuer tender offer statement on Schedule TO with the SEC in connection with each tender offer and to provide each shareholder with the information required by Rule 13e-4 and Regulation 14E. Shareholders are not required to participate in any tender offer and may, in their sole discretion, determine whether to tender any shares.
The Adviser currently expects to recommend to the Board that the Fund conducts its first repurchase offer following the second full quarter after the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine).
Repurchase Price
The repurchase price for shares accepted in a tender offer will be the NAV per share calculated as of the Repurchase Pricing Date, less any applicable Early Repurchase Fee. The Repurchase Pricing Date is generally expected to occur as of the close of business on the day the tender offer expires, or the next succeeding business day. The Fund will determine the NAV applicable to a tender offer in a manner consistent with the Fund’s valuation policies and procedures and the requirements of the 1940 Act.
Early Repurchase Fee
An Early Repurchase Fee of 2.00% of the value of shares tendered will be deducted from the repurchase proceeds payable to a tendering shareholder with respect to shares that have been held by the tendering shareholder for less than one year prior to the Repurchase Pricing Date. For purposes of determining whether shares are subject to the Early Repurchase Fee, the Fund will repurchase shares in the order in which they were purchased (i.e., on a first-in, first-out basis). The Early Repurchase Fee will be retained by the Fund and will benefit the remaining shareholders. The Early Repurchase Fee is intended to compensate the Fund for the brokerage costs and other expenses associated with short-term trading in the Fund’s shares. The Fund may, in its discretion, waive the Early Repurchase Fee in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder.
Proration
If the number of shares tendered for repurchase in any tender offer exceeds the Repurchase Offer Amount, the Fund may, but is not required to, increase the Repurchase Offer Amount. If the Fund does not increase the Repurchase Offer Amount to accept all shares tendered, the Fund will repurchase shares on a pro rata basis (disregarding fractions) in accordance with the number of shares tendered by each shareholder. If a tender offer is oversubscribed, the Fund may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares before prorating other amounts tendered, in compliance with the “odd lot tender” provisions of Rule 13e-4.
Notice to Shareholders
In connection with each tender offer, the Fund will send to each shareholder of record and to each beneficial owner of common shares an offer to purchase (the “Offer to Purchase”) and a related letter of transmittal, in each case in the form required by Rule 13e-4 and Regulation 14E. The Offer to Purchase will contain information shareholders should consider in deciding whether to tender their shares, including: (i) the Repurchase Offer Amount; (ii) the commencement and expiration dates of the tender offer; (iii) the Repurchase Pricing Date and the Repurchase Payment Date; (iv) the procedures for tendering shares; (v) the procedures
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for withdrawing tendered shares prior to expiration of the tender offer; (vi) the NAV per share as of a recent date; (vii) the Early Repurchase Fee (and any applicable waivers); and (viii) the Fund’s right to extend, terminate, amend or suspend the tender offer.
Payment for Tendered Shares
The Fund will pay for shares repurchased in a tender offer in cash as described in the Fund’s periodic tender offers sent to Shareholders. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, the Exchange Act and other applicable laws.
Funding Tender Offers
The Fund expects to fund tender offers from available cash, sales of portfolio securities, or borrowings under a credit facility. Payment for tendered shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Fund may take measures to attempt to avoid or minimize such potential losses and turnover, including by borrowing money to finance tender offers. The Fund intends to maintain liquid securities, cash and/or access to a credit facility in amounts sufficient to finance any tender offers conducted by the Board. The Fund will not utilize leverage in conducting a tender offer to the extent that doing so would violate the asset coverage requirements of the 1940 Act.
Suspension or Postponement
The Board, in its sole discretion, may suspend, postpone or terminate any tender offer at any time prior to its expiration if the Board determines such action to be in the best interest of the Fund or its shareholders.
Withdrawal Rights
Shareholders may, in accordance with Rule 13e-4(f)(2)(ii), withdraw tendered shares at any time prior to the expiration of the tender offer and, unless previously accepted for payment, after the expiration of 40 business days from the commencement of the tender offer.

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DISTRIBUTION POLICY
Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to authorize, declare and pay ordinary cash distributions on an annual basis, and the Fund expects to make any required capital gain distributions on an annual basis. The Fund’s fiscal year ends on March 31. The Fund’s distributions may, from time to time, be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.
The Fund intends to make annual distributions to shareholders consisting of (i) the Fund’s investment company taxable income (generally, net ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses), if any, and (ii) the Fund’s net capital gain (generally, net realized long-term capital gains in excess of net realized short-term capital losses), if any. The amount and timing of any distributions will be determined by the Board, in its discretion, and may be modified by the Board from time to time.
To the extent that any portion of the Fund’s distributions is considered a return of capital to shareholders, such portion would not be considered dividends for U.S. federal income tax purposes and would represent a return of the amounts that such shareholders invested. Although such return of capital distributions are not currently taxable to shareholders, such distributions will have the effect of lowering a shareholder’s adjusted tax basis in such shares, and could result in a greater tax liability when the shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. This distribution policy may, under certain circumstances, have adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain.
Each year, a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a non-taxable distribution) will be furnished to shareholders subject to IRS reporting. The Fund’s ordinary distributions may exceed its earnings, especially during the period before it has substantially invested the proceeds from this offering. To the extent that the Fund pays distributions to shareholders using proceeds it receives from its distributions, such distributions generally would constitute a return of investor capital and generally will lower an investor’s adjusted tax basis in his or her shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.
As discussed in the “Certain U.S. Federal Income Tax Matters” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the amount by which the Fund’s capital gain exceeds its capital loss (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year and (3) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will be able to avoid excise taxes or achieve results that will permit the payment of any cash distributions. Any excise taxes incurred would be paid by the Fund. If the Fund issues senior securities, it will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to shareholders.
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DISTRIBUTION REINVESTMENT POLICY
The Fund operates under a distribution reinvestment policy administered by Ultimus Fund Solutions, LLC (the “Transfer Agent”). Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under the Fund’s distribution reinvestment policy. Shareholders who elect not to participate in the Fund’s distribution reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the Fund.
Shareholders automatically participate in the distribution reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder and except that a shareholder may only participate in the Fund’s distribution reinvestment policy and sales to a shareholder under the Fund’s distribution reinvestment policy may only occur, if the Fund maintains its registration, or an exemption from registration is available in the shareholder’s state of residence. Shareholders who do not wish to have distributions automatically reinvested should so notify the Transfer Agent in writing at VanEck Private Growth Fund, P.O. Box 46707, Cincinnati, OH 45246. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the distribution reinvestment policy. Under the distribution reinvestment policy, the Fund’s distributions to shareholders are reinvested in full and fractional shares as described below.
When the Fund declares a distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized newly issued shares from the Fund. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per share.
The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the distribution reinvestment policy.
In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the distribution reinvestment policy, the Transfer Agent will administer the distribution reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the distribution reinvestment policy.
Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the distribution reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable under the distribution reinvestment policy for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Shareholders may realize capital gains and/or income in connection with distributions, even if such distributions are automatically reinvested and no cash is received. See “Certain U.S. Federal Income Tax Matters.”
The Fund reserves the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to participants with regard to purchases under the distribution reinvestment policy; however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the participants.

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CERTAIN U.S. FEDERAL INCOME TAX MATTERS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in the Fund’s shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the Fund has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold their shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.
A “U.S. shareholder” generally is a beneficial owner of the shares who is for U.S. federal income tax purposes:
• a citizen or individual resident of the United States;
• a corporation or other entity treated as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;
• a trust, if (i) a court in the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or
• an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A “non-U.S. shareholder” generally is a beneficial owner of shares that is neither a U.S. shareholder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding shares should consult with the shareholder’s tax advisers with respect to the purchase, ownership and disposition of the shares.
Tax matters are complex and the tax consequences to an investor of an investment in shares will depend on the facts of the shareholder’s particular situation. The Fund encourages all investors to consult their respective tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
The Fund intends to elect and qualify annually as a RIC for U.S. federal income tax purposes; however, no assurance can be given that the Fund will be able to maintain RIC tax treatment. As a RIC, the Fund generally will not be subject to U.S. federal income tax on any income that the Fund timely distributes to its shareholders from the Fund’s tax earnings and profits. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
Taxation as a Regulated Investment Company
If the Fund (i) qualifies as a RIC and (ii) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s income distributed (or deemed distributed) to shareholders. The Fund will be subject to U.S. federal income tax imposed at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders. The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes, in a timely manner, an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the amount by which the Fund’s capital gain net income exceeds its capital loss (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax.
In order to qualify as a RIC, the Fund must, among other things:
• derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale or other taxable disposition of stock or other securities, net income from certain “qualified publicly traded partnerships,” (as defined in the Code) or other income derived with respect to the Fund’s business of investing in such stock or securities (the “90% Gross Income Test”); and
• diversify the Fund’s holdings so that at the end of each quarter of the taxable year: (i) at least 50% of the value of the Fund’s assets consists of cash, cash items, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets and more than 10% of the outstanding voting securities of the issuer; and (ii) no more than 25% of the value of the Fund’s assets is invested in (a) the
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securities, other than U.S. government securities or securities of other RICs, of one issuer, (b) the securities, other than the securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or (c) the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).
Many of the Fund’s investments — including, in particular, investments in Private Vehicles that are partnerships for U.S. federal income tax purposes, SAFEs and forward contracts for the future delivery of stock — may raise complex issues under the 90% Gross Income Test and the Diversification Tests. The Fund’s ability to qualify as a RIC will depend on the proper characterization of its investments and the income they generate, and on the Fund’s ability to satisfy these tests on each relevant testing date. The Adviser intends to monitor the Fund’s investments and income for purposes of these tests and may, from time to time, restrict the Fund’s investment activity to maintain qualification, including by structuring particular investments through wholly-owned non-U.S. or U.S. corporate subsidiaries treated as separate taxpayers for U.S. federal income tax purposes (each, a “Blocker”). The use of a Blocker would result in additional fees and expenses payable by the Fund (indirectly through its investment in the Blocker) and may result in U.S. federal, state and foreign income taxes payable by the Blocker that, in turn, reduce the value of the Fund’s investment in the Blocker.
For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount and/or market discount, the Fund must include in income each year a portion of the original issue discount and/or market discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Similarly, the Fund’s investments in Private Vehicles classified as partnerships for U.S. federal income tax purposes will require the Fund to include in income each year its allocable share of the Private Vehicle’s income, gain, loss, deduction and credit, regardless of whether the Fund receives any corresponding distribution from the Private Vehicle. Because any such accrued or allocated income will be included in the Fund’s investment company taxable income for the year of the accrual or allocation, the Fund may be required to make a distribution to the Fund’s shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received all of the corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of the Fund’s investments at times or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
Taxation of U.S. Shareholders
Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by the Fund to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for reduced rates of U.S. federal income tax. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for these shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.
In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses).
A shareholder generally will recognize taxable gain or loss if the shareholder sells, exchanges, tenders or otherwise disposes of the shareholder’s shares (including pursuant to a tender offer). The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held these shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of the Fund’s shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder.
Taxation of non-U.S. Shareholders
The following discussion only applies to non-U.S. shareholders. Whether an investment in the shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. shareholder

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may have adverse tax consequences. Non-U.S. shareholders should consult their respective tax advisers before investing in the shares.
In general, distributions of the Fund’s investment company taxable income to non-U.S. shareholders will be subject to U.S. withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder properly reported by the Fund as capital gain dividends, and gain realized by a non-U.S. shareholder upon the sale or redemption of the Fund’s stock, will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States or (ii) in the case of an individual, the non-U.S. shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions and certain non-financial foreign entities unless they comply with applicable identification, certification and reporting requirements. Depending on the status of a non-U.S. shareholder and the status of the intermediaries through which they hold their shares, non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Shareholders may be requested to provide additional information to the Fund to enable it to determine whether withholding is required.
Failure to Qualify as a RIC
If the Fund is unable to qualify as a RIC, and certain relief provisions are unable to be satisfied, the Fund would be subject to U.S. federal income tax on all of the Fund’s taxable income imposed at regular corporate rates, regardless of whether the Fund makes any distributions to the Fund’s shareholders. Distributions would not be required, but if such distributions are paid, including distributions of net long-term capital gain, they would be taxable to the Fund’s shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations in the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.
Possible Tax Law Changes
The foregoing discussion is only a summary and is based upon existing federal income tax law. Matters pertaining to U.S. federal income taxation are constantly under review by persons involved in the legislative process, and by the Internal Revenue Service and the U.S. Treasury Department. The likelihood of any such legislation being enacted is uncertain, but new legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could have adverse consequences, including affecting the Fund’s ability to qualify as a RIC or otherwise impacting the U.S. federal income tax consequences applicable to the Fund and its investors. Investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Fund’s shares.
The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

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DESCRIPTION OF CAPITAL STRUCTURE AND SHARES
Shares of Beneficial Interest
The Fund's Declaration of Trust authorizes the Fund to issue an unlimited number of common shares of beneficial interest, without par value (the “Shares”). There is currently no market for the Fund's shares and the Fund does not expect for a market for its shares to develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the "DGCL") and therefore generally will not be personally liable for the Fund's debts or obligations.
Class I and Class S Shares
All Class I and Class S Shares are fully paid and non-assessable when issued, are transferable only with the consent of the Fund and have no preemptive, conversion or exchange rights. Distributions may be paid to the shareholders if, as and when authorized and declared by the Board. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem shares. Each whole share will be entitled to one vote as to any matter on which the holders of Class I and Class S Shares are entitled to vote. Shareholders shall be entitled to vote on all matters on which a vote of shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees or on any other matter. Under the Bylaws, the Fund is not required to hold annual meetings of shareholders. The Fund only expects to hold shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board.
Multi-Class Plan
The Fund is initially offering Class I and Class S shares. The Adviser has received an exemptive order from the SEC that permits the Fund, among other things, to designate multiple classes of shares; and to impose class specific annual asset-based distribution fees on the assets of the various classes of shares to be used to pay for expenses incurred in fostering the distribution of the shares of the particular class. Although the Fund is not an open-end investment company, it will undertake to comply with the terms of Rule 18f-3 under the 1940 Act as a condition of the exemptive order. Under a multi-class structure, common Shares of each class of the Fund will represent an equal pro rata interest in the Fund and, generally, will have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class will have a different designation; (b) each class will bear any class-specific expenses; and (c) each class will have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and will have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.
Preferred Shares and Other Securities
Subject to the requirements of the 1940 Act and the Fund’s Declaration of Trust, the Board, without obtaining any vote or consent of the holders of any class of Shares, has the right to authorize and issue Shares of a class of preferred Shares, with such powers, preferences and special rights as the Board may determine, including the issuance of preferred Shares with rights senior to the Class I or Class S Shares. The Fund has no current intention to issue preferred Shares.
Preferred shares could be issued with rights and preferences that would adversely affect shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act.
Limitation on Liability of Trustees and Officers; Indemnification
The Declaration of Trust contains provisions limiting, to the fullest extent permitted under Delaware law and the 1940 Act, the liability of the Trustees and officers of the Fund to the Fund and to its shareholders for monetary damages. The Declaration of Trust also provides for the indemnification of the Trustees and officers of the Fund (and certain other persons) to the fullest extent permitted under Delaware law and the 1940 Act.
Pursuant to the Fund’s Bylaws, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.
Number of Trustees; Appointment of Trustees; Vacancies; Removal
The number of Trustees is determined from time to time by the Board. Under the Declaration of Trust and Bylaws, the Trustees may, in their discretion, fill any vacancy on the Board (whether caused by an increase in the number of Trustees, by the death, resignation, removal or incapacity of a Trustee, or otherwise), subject to the requirements of the 1940 Act. The Declaration of Trust provides that a Trustee may be removed with or without cause by the vote of two-thirds of the remaining Trustees or by the vote of two-thirds of the outstanding Shares of the Fund.
If preferred shares are outstanding, two trustees shall be elected exclusively by the preferred shareholders, unless the preferred shareholders waive this right.
Action by Shareholders
Except as required by federal law (including the 1940 Act) or the rules of any securities exchange on which the Fund’s Shares may be listed, shareholders of the Fund have no voting rights and no right to receive notice of, or to attend, any meeting of

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shareholders. To the extent shareholders are entitled to vote on a matter under federal law (including the 1940 Act), they will be so entitled.
Provisions in the Governing Documents Regarding Shareholder Derivative Claims, Forum Selection and Jury Trial Waiver
The Fund’s Declaration of Trust provides that, in addition to the requirements set forth in Section 3816 of the Delaware Act, a shareholder may bring a derivative action on behalf of the Fund only if certain conditions are met. The conditions include, in summary: (1) shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed (a demand shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees is composed of Trustees who are not Independent Trustees and the Board of Trustees has not established a committee to consider the merits of such action or, if the Board of Trustees has established such a committee, a majority of that committee is composed of Trustees who are not Independent Trustees; (2) unless a demand is not required pursuant to the foregoing (1) and except with respect to claims arising under the U.S. federal securities laws as described below, shareholders eligible to bring such derivative actions under the Delaware Act who collectively hold shares representing ten percent (10%) or more of the total combined net asset value of all shares issued and outstanding, or classes to which such action relates if it does not relate to all classes, must join in the pre-suit demand for the Trustees to commence such action (referred to herein as the “joinder provision”). If a pre-suit demand is not required under the Declaration of Trust, shareholders eligible to bring such derivative action under the Delaware Act who hold at least ten percent (10%) of the outstanding shares of the Fund shall join in the demand for the Trustees to commence such action; (3) unless a demand is not required pursuant to the foregoing (1), the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; (4) the Board of Trustees may designate a committee of one or more Trustees to consider a shareholder demand if necessary to create a committee with a majority of the Trustees who are Independent Trustees; (5) except with respect to claims arising under the U.S. federal securities laws as described below, in addition to all suits, claims or other actions (collectively, “claims”) that under applicable law must be brought as derivative claims, each shareholder of the Fund or any class agrees that any claim that affects all shareholders of a class either equally or proportionately based on their number of shares in such class, must be brought as a derivative claim irrespective of whether such claim involves a violation of the shareholders’ rights under the Declaration of Trust or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim (referred to herein as the “proportionate share provision”).
Federal securities claims are not specifically carved out of the Declaration of Trust provisions on shareholder derivative claims, except that they are excluded from the joinder provision requirements described above as well as the proportionate share provision described above to the extent that the federal securities laws, rules or regulations, do not permit the application of such provisions. These provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other agents of the Fund and its service providers, which may discourage such lawsuits with respect to such claims.
The Declaration of Trust also requires that actions by shareholders against the Fund, seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Declaration of Trust or Bylaws of the Fund or any shares, including any claim of any nature against the Fund, the Trustees or officers of the Fund, shall be brought in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, provided, however, that unless the Fund consents in writing to the selection of an alternative forum, the United States District Court for the Southern District of New York (together with the Court of Chancery of the State of Delaware and Superior Court of the State of Delaware, the “Exclusive Jurisdictions”) shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. federal securities laws. The Declaration of Trust further provides that, in connection with any claim brought in any such court, the right to jury trial is irrevocably waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdiction may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the shareholder.
Please refer to the Fund’s Declaration of Trust, which is on file with the U.S. Securities and Exchange Commission, for the full text of these provisions.
Amendment of Declaration of Trust and Bylaws
Subject to the provisions of the 1940 Act, the Declaration of Trust may be amended by the Board without shareholder approval. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.
No Appraisal Rights
Shareholders generally do not have appraisal rights in connection with any transaction or matter.
Conflict with Applicable Laws and Regulations
If and to the extent that any provision of the Delaware Statutory Trust Act, or any provision of the Declaration of Trust or the Bylaws, conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

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REGULATION
The Fund is a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, the Fund is subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by a vote of a majority of the outstanding voting securities, the Fund may not:
•    change its classification to an open-end management investment company;
•except in each case in accordance with the Fund’s policies with respect thereto set forth in this Prospectus and the SAI, borrow funds, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;
•deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this Prospectus and the SAI, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or
•change the nature of the Fund’s business so as to cease to be an investment company.
A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.
As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of the Fund’s trustees must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, the Fund is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, the Fund is prohibited from protecting any trustee or officer against any liability to the Fund or its shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The Fund may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the SEC.
As a registered closed-end management investment company, the Fund is generally required to meet an asset coverage ratio with respect to its outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to the Fund’s outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, the Fund is generally required to meet an asset coverage ratio with respect to its outstanding preferred shares, as defined under the 1940 Act as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to the Fund’s outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of its outstanding preferred shares, of at least 200% immediately after each issuance of such preferred shares. The Fund is also prohibited from issuing or selling any senior security if, immediately after such issuance, the Fund would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is equity, except that in each case any such class of indebtedness or equity may be issued in one or more series.
The Fund is generally not able to issue and sell its shares at a price below NAV per share. The Fund may, however, sell its shares, or at a price below the then-current NAV of its shares if the Board determines that such sale is in the Fund’s best interests and the best interests of its shareholders, and the Fund’s shareholders approve such sale. In addition, the Fund may generally issue new shares at a price below NAV in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances.
The Fund may borrow funds to make investments. Although the Fund does not expect to do so, it may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain the Fund’s status as a RIC under Subchapter M of the Code.
As a registered closed-end management investment company, the Fund is subject to certain risks and uncertainties.
Senior Securities
The Fund is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the Shares if its asset coverage, as defined in the 1940 Act, is at least equal to 300% immediately after each such issuance, in the case of indebtedness. In addition, while any senior securities representing indebtedness are outstanding, the Fund must make provisions to prohibit any distribution to shareholders or the repurchase of such securities or Shares unless the Fund meets the applicable asset coverage ratios at the time of the distribution or repurchase.

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Compliance Policies and Procedures
The Fund and the Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violations of the federal securities laws and are required to designate a chief compliance officer responsible for administering these policies and procedures.
Other
The Fund will be periodically examined by the SEC for compliance with the 1940 Act. The Fund is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the Fund against larceny and embezzlement. Furthermore, as a registered investment company, the Fund is prohibited from protecting any Trustee or officer against any liability to the Fund or its shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

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ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST
In order to protect the best interests of long-term shareholders, the Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause by an action adopted by at least a two-thirds of number of Trustees prior to such removal. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
PLAN OF DISTRIBUTION
Van Eck Securities Corporation (the “Distributor”) serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV. The Distributor also may enter into selected dealer agreements with other broker-dealers and financial institutions (“Financial Intermediaries”) for the sale and distribution of the Fund’s shares. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares.
The Fund is initially offering Class I and Class S shares. The Adviser has received an exemptive order from the SEC that permits the Fund, among other things, to designate multiple classes of shares; and to impose class specific annual asset-based distribution fees on the assets of the various classes of shares to be used to pay for expenses incurred in fostering the distribution of the shares of the particular class.
The Fund has adopted a Plan of Distribution for its Class S shares to pay the Distributor a distribution and servicing fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of the Fund's shareholders who own such shares. These activities include, but are not limited to, compensation to employees of the Distributor; compensation to the Distributor and other qualifying financial intermediaries and entities, including overhead and telephone and other communication expenses; the printing and distribution of prospectuses and shareholder reports other than for existing members of the Fund; and the preparation and distribution of sales literature and advertising materials. The Plan of Distribution operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required by its exemptive order, permitting the Fund to, among other things, designate multiple classes of shares.
Under the Plan of Distribution, Class S shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of [●]%, based on the aggregate net assets of the Fund attributable to such class, to be calculated as of the beginning of the first calendar day of each applicable month, and payable monthly in arrears.
Class I shares are not subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith.
For Class I and Class S Shares, an initial purchase by an eligible investor of $25,000 is required; subsequent investments in Class I and Class S Shares may be made with at least $5,000. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion, for investors in certain fee-based, wrap or other no-load investment programs, and for other categories of investors as the Adviser determines, in its discretion, to be appropriate. In addition, members of the Board of Trustees of the Fund and each officer, director and employee of VanEck may purchase Class I and Class S Shares without being subject to the $25,000 minimum initial investment requirement.
Currently, only “Qualified Clients” within the meaning of Rule 205-3 under the Advisers Act may purchase shares of the Fund. The Distributor and each Financial Intermediary will obtain the appropriate Qualified Client representations and supporting information from each investor at the time of subscription. The Fund and the Distributor reserve the right to reject any investor or any subscription for any reason or no reason, and to limit or terminate the offering at any time.
Eligible investors in Class I and Class S Shares may include corporations, foundations, family offices and other institutional organizations; high net worth individuals; and persons purchasing through certain Financial Intermediaries or a bank, trust company or similar institution investing for its own account or for the account of a client when such institution has entered into a Class I agreement and a Class S agreement with VanEck and makes Class I and Class S Shares available to the client’s program or plan. Class I Shares are offered at NAV with no sales load and no Rule 12b-1 fees. Class S shares are offered at NAV with a sales load of up to 3.50% of the purchase amount and a Distribution and Servicing Fee equal to an annual rate of [●]% based on the aggregate net assets of the Fund attributable to such class, to be calculated as of the beginning of the first calendar day of each applicable month, and payable monthly in arrears.
To the extent fees are charged by Financial Intermediaries in connection with the offer or sale of the Fund’s Class I Shares, such fees will be borne by VEAC. None of the compensation paid to the Distributor for serving as the Fund’s principal underwriter will be borne by the Fund.

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Networking, Sub-Accounting and Administrative Fees
Select Financial Intermediaries may enter into arrangements with the Fund, or its designees, to perform certain networking, recordkeeping, sub-transfer agent, sub-accounting and/or administrative services for shareholders of the Fund. This compensation may include payments to third parties that provide sub-transfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the Fund’s transfer agent providing such services. These third parties are not affiliates of VEAC. The amount paid for sub-transfer agent/recordkeeping services varies depending on the share class and services provided.
Additional Broker and Dealer Compensation
The Adviser or its affiliates, in the Adviser’s discretion and from its own resources, may pay additional compensation to Financial Intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediary’s registered representatives, placement on a list of investment options offered by a Financial Intermediary, or the ability to assist in training and educating the Financial Intermediaries. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the Financial Intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments. Payments of Additional Compensation by the Adviser or its affiliates may have the effect of increasing the Fund’s assets under management, which would result in a corresponding increase in management fees payable to the Adviser. The Adviser has not adopted a limitation on the maximum permissible amount of the Additional Compensation that could be paid to Financial Intermediaries.
The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, perform services for the Adviser and its affiliates in the ordinary course of business.
Purchasing Shares
Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors may buy and sell shares of the Fund through Financial Intermediaries. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing an investor’s transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund and forwarding payment promptly.
Subscriptions for shares of the Fund are accepted as of the close of business (normally 4:00 p.m., Eastern time) on each business day the NYSE is open (or, in the Fund’s discretion, as of such other date as the Fund may designate). Orders must be received by the Fund or the relevant Financial Intermediary in good order, with payment, by such date to be eligible for purchase as of that date. Subscriptions received after the cutoff time will be processed as of the close of business on the next purchase date. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason or (ii) suspend its offering of shares at any time.
An investor may make purchases directly from the Fund by mail, Automated Clearing House (“ACH”), or bank wire. Investors should contact the Transfer Agent to purchase directly from the Fund. Investors will be assessed fees for returned checks or ACH transactions and stop payment orders at prevailing rates charged by the Fund’s transfer agent. The returned check and stop payment fees are currently $25.
In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on each account application. As requested on the account application, investors must supply full name, date of birth, social security number and residential street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Transfer Agent at 833.982.8836 for additional assistance when completing an account application.
If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Transfer Agent also may reserve the right to close the account within five business days if clarifying information/documentation is not received.
Non-resident aliens cannot make a direct investment to establish a new account in the Fund, but may invest through their broker or agent.
By Mail
Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler’s checks will not be accepted by the Fund. If checks are returned due to insufficient funds or other reasons, the investor’s purchase will be canceled, and the investor will also be responsible for any losses or expenses incurred by the Fund and the
800.826.2333 | vaneck.com

Fund’s transfer agent. The Fund will charge a $25 fee and may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete an account application and mail it, along with a check made payable to the Fund to:

Regular Mail	Overnight Mail
VanEck Private Growth Fund	VanEck Private Growth Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246	Cincinnati, OH 45246
The application must contain a valid Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If an investor has applied for a SSN or TIN at the time of completing the account application but has not received the number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met and the Fund has not been notified by the IRS that the investor is subject to back-up withholding.
By sending a check to the Fund, investors should be aware that they are authorizing the Fund to make a one-time electronic debit from their account at the financial institution indicated on their check. The bank account will be debited as early as the same day the Fund receives payment in the amount of the investor’s check. The original check will be destroyed once processed, and the investor will not receive the canceled check back. If the Fund cannot post the transaction electronically, the investor authorizes the Fund to present an image copy of the check for payment. Subsequent investments by check should identify the shareholder’s account number in a letter accompanying the check.
Cost Basis Reporting
Federal law requires that investment companies report their shareholders’ cost basis, gain/loss and holding period to the Internal Revenue Service on shareholders’ consolidated Form 1099s when “covered” securities are sold or repurchased. The Fund has chosen the average cost method as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be repurchased when there are multiple purchases on different dates at differing net asset values. You may choose a method different from the Fund’s standing method and will be able to do so at the time of your purchase or upon the repurchase of covered shares.
For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. Investors should consult independent sources, which may include a tax professional, with respect to decisions with respect to choosing a tax lot identification method.
LEGAL MATTERS
Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Fund.
REPORTS TO SHAREHOLDERS
The Fund will provide annual reports containing audited financial statements and semi-annual reports containing unaudited financial statements to shareholders. The Fund’s fiscal year ends on March 31. The Fund will furnish proxy materials, annual reports and semi-annual reports to shareholders on the SEC’s website at www.sec.gov pursuant to Rule 30e-3 under the 1940 Act. Paper copies of the annual and semi-annual reports may be obtained free of charge by contacting the Fund at the address or telephone number specified on the cover of this prospectus. Shareholders may also elect to receive paper copies of all future reports free of charge by contacting their Financial Intermediary or, if their shares are held directly with the Fund, by contacting the Fund directly.
HOUSEHOLDING
To reduce expenses, the Fund mails only one copy of the prospectus, the SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800.826.2333 between 8:00 a.m. and 6:00 p.m., Eastern time, on any business day, or contact your Financial Intermediary. We will begin sending you individual copies thirty days after receiving your request.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[ ], located at [ ], serves as the Fund’s independent registered public accounting firm. The Fund’s independent registered public accounting firm provides audit services, audit-related services and other services to the Fund as approved in advance by the Audit Committee of the Board.
ADDITIONAL INFORMATION
This Prospectus does not contain all the information included in the Registration Statement filed with the U.S. Securities and Exchange Commission with respect to the Fund’s Shares. The Fund’s Registration Statement, including this Prospectus, the Fund’s SAI and the exhibits are available on the EDGAR database at the U.S. Securities and Exchange Commission’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

800.826.2333 | vaneck.com

The SAI for the Fund, which has been filed with the U.S. Securities and Exchange Commission, provides more information about the Fund. The SAI for the Fund is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports, as they become available, may be obtained without charge by writing to the Fund at Van Eck Securities Corporation, the Fund’s Distributor, at 666 Third Avenue, New York, NY 10017 or by calling the Distributor at the following number 800.826.2333.
Shareholder inquiries may be directed to the Fund in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.
The Fund’s SAI is available at www.vaneck.com.
(SEC 1940 Act File Number: 811-24225)

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All dealers that effect transactions in Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus.
For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks; management of the Fund, investment advisory and other services, the Fund’s Board of Trustees, and tax matters related to the Fund.
Additional information about the investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  In Form N-CSR, you will find the Fund's annual and semi-annual financial statements.
Call VanEck at 800.826.2333, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual reports, once available, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, or other information about the Fund.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Transfer Agent: Ultimus Fund Solutions, LLC VanEck Private Growth Fund SEC 1940 Act File Number: 811-[ ]	800.826.2333 | vaneck.com

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Subject to Completion
Preliminary Statement of Additional Information dated October 9, 2026

VANECK PRIVATE GROWTH FUND
CLASS I SHARES
CLASS S SHARES

STATEMENT OF ADDITIONAL INFORMATION

Dated [ ], 2026
666 Third Avenue, 9th Floor
New York, New York 10017
800.826.2333

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated [ ], 2026 (the “Prospectus”) for the VanEck Private Growth Fund (the “Fund”), as it may be revised from time to time. A copy of the Prospectus, relating to the Fund, may be obtained without charge by visiting the VanEck website at vaneck.com, by calling toll-free 800.826.2333 or by writing to the Fund or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). The Fund’s and the Distributor’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Fund’s filings with the SEC are also available to the public on the SEC’s website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

i

GENERAL INFORMATION
The Fund is a continuously offered, externally managed, closed-end management investment company organized as a statutory trust under the laws of Delaware on July 31, 2025. The Fund’s principal address is 666 Third Avenue, 9th Floor, New York, New York 10017, and its telephone number is 800.826.2333. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of common shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Van Eck Associates Corporation (“VEAC” or the “Adviser”) serves as investment adviser to the Fund.

INVESTMENT OBJECTIVE AND POLICIES
Investment Objective

The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by offering investors exposure to companies focused on innovation tied to secular trends, including, but not limited to, artificial intelligence, blockchain and digital assets, space and aerospace, defense, cybersecurity, cloud and quantum computing, manufacturing, semiconductors, hardtech and robotics, consumer and commerce technology, energy and electrification, financial technology (“fintech”) and health technology (“healthtech”).
The Fund primarily acquires investments through private transactions, including in companies in the late-stage venture or growth equity phase of the private equity lifecycle that generally have demonstrated market traction with significant revenue generation and high growth rates, are at or approaching profitability, and the Adviser believes are likely to have a liquidity event via a merger or acquisition transaction or initial public offering in the next three to five years. The Fund will make direct investments in companies acquired through private transactions, which will typically be in the form of non-controlling equity and equity-related securities, including, but not limited to, preferred stock, common stock, warrants, convertible preferred stock, other equity or equity-linked securities or ownership interests in business enterprises, other forms of senior equity (which may or may not be convertible into such company's preferred or common equity), and convertible debt securities.
The Fund also will, from time to time, make indirect investments in companies acquired through private transactions by purchasing units of shares of special purpose vehicles ("SPVs"), venture funds, private equity funds, limited liability companies, limited partnerships, pooled investment vehicles (including venture capital funds that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act) and other vehicles (each a "Private Vehicle") that provide the Fund with economic exposure to the equity of one or more of the companies in which the Fund focuses its investment strategy. Private Vehicles will typically not be controlled by the Fund and will not be subsidiaries of the Fund. The Fund's investment in Private Vehicles may include investments made through "secondary transactions," in which the Fund acquires an interest in an existing Private Vehicle from another investor.
The Fund also may seek indirect economic exposure to companies acquired in private transactions in other ways, including through special situations, other equity or credit investments, equity-related and equity-linked investments such as forward contracts for the future delivery of stock, swaps, simple agreements for future equity ("SAFEs"), profit-sharing agreements and other synthetic equity agreements that provide the Fund with economic exposure to the equity of such company.
The Fund expects to invest in a concentrated number of portfolio companies. The Fund expects that its investments will be concentrated in securities of issuers having their principal business activities in industries or groups of industries in one or more of the following sectors: communications services, consumer discretionary, energy, financials, health care, industrials and information technology (i.e., more than 25% of the value of the Fund's assets will be invested in one or more such industries or groups of industries). The Fund will focus on U.S. companies, with the ability to invest in foreign companies, including those in emerging markets.
See “Investment Objective, Policies and Strategies” in the Prospectus for additional information regarding the Fund’s investment strategy.

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Fundamental Policies
The following investment restrictions are in addition to those described in the Prospectus. These investment restrictions are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” (which for this purpose and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). As to any of the following investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment restriction. In the case of borrowing, however, the Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets. The fundamental investment restrictions are as follows:
The Fund may not:
(1) Borrow funds, except to the extent permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets including the value of the assets purchased with the proceeds of its indebtedness, if any).
(2) Issue senior securities, except to the extent permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).
(3)     Purchase securities on margin.
(4) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).
(5) Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.
(6) Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan.
(7) Purchase or sell real estate , except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
(8) Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will, in normal circumstances, invest more than 25% of the value of its total assets at the time of purchase in one or more of the communications services, consumer discretionary, energy, financials, health care, industrials, or information technology sectors. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
For the purposes of Restriction 8, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be "interest-rate sensitive," investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions. Similarly, each foreign government issuing securities (together with its agencies and instrumentalities) will be treated as a separate industry. Additionally, the securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.
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Under the 1940 Act, investments of more than 25% of the Fund's total assets in one or more issuers in the same industry or group of industries constitutes concentration. Restriction 8 above will be interpreted in accordance with public interpretations of the SEC and its staff pertaining to concentration from time to time, and therefore the reference to "industry" in such policy shall be read to include a group of related industries. The policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among either industries or groups of related industries. Also, for the purposes of Restriction 8, investment companies are not considered to be part of an industry. To the extent the Fund invests its assets in underlying investment companies, 25% or more of the Fund's total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying investment companies.

Non-Fundamental Policies
The following are additional investment limitations of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval.

80% Policy. Under normal market circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes), either directly or indirectly, in securities of companies considered to be growth companies.

Non-Principal Investment Strategies
Depositary Receipts. The Fund may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.
Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Distressed Securities. The Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bi and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.
Money Market Instruments. The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund or a private investment fund in which the Fund invests, including but not limited to private debt funds and private real estate funds managed by unaffiliated institutional asset managers, or a public investment fund in which the Fund invests managed by unaffiliated institutional asset managers, may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are
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high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.
Special Situations. The Fund may invest in companies undergoing work-outs, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund intends to invest, there is a potential risk of loss by the Fund of its entire investment in such companies.
Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:
(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by other U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any shareholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will lose value or default. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so;
(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the FDIC; and
(3) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued
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and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.
Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV per share.
The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.
The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.
The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e. T+7 for par loans and T+20 for distressed loans, in other words, more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro-rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.
Repurchase Agreements and Reverse Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreements typically provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral is marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund accrues interest from the institution until the time when the repurchase is to occur.
The Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of
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obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund seeks to use the reverse repurchase technique only when it will be advantageous to the Fund. In addition, reverse repurchase agreements may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create interest expense that may lower the Fund’s overall returns. Leverage may exaggerate the Fund’s volatility and risk of loss.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Fund has entered into an Investment Advisory Agreement with the Adviser. Pursuant to the Investment Advisory Agreement, the Fund will pay its Adviser a base management fee and an incentive fee, and will reimburse the Adviser for certain overhead expenses, such as expenses incurred by the Adviser or the Fund in connection with administering its business, including expenses incurred in performing administrative services for the Fund. See “Management of the Fund” in the Prospectus for a description of how the fees payable to the Adviser will be determined.
Certain of the executive officers, directors/trustees and finance professionals of the Adviser who perform services for the Fund on behalf of the Adviser may also serve as officers, directors/trustees, managers, and/or key professionals of affiliates of affiliates of the Adviser. These persons may have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of the Adviser may organize other investment programs and acquire for their own account investments that may be suitable for us.
The Fund will be responsible for the payment of the expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund.
Allocation of Investments
Concurrent with this offering, certain professionals of the Adviser are simultaneously providing advisory services to other affiliated entities. As a result, the Fund may compete with any such investment entity for the same investors and investment opportunities.
Affiliates of the Adviser have no obligation to make their originated investment opportunities available to the Adviser or to the Fund and such opportunities may be provided to another affiliate of the Adviser.
To mitigate the foregoing conflicts, the Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

MANAGEMENT OF THE FUND

LEADERSHIP STRUCTURE AND THE BOARD

The Board has general oversight responsibility with respect to the operation of the Fund. The Board has engaged VEAC to serve as the investment adviser for the Fund. The Board is responsible for overseeing the provision of services to the Fund by the Adviser and the other service providers in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of six (6) Trustees, five of whom are Independent Trustees. The Board plans to hold five (5) regularly scheduled meetings per year, including regular meetings in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Fund. These sessions will generally occur prior to, or during, scheduled Board meetings and at such other times as the Trustees may deem necessary. As discussed in further detail below, the Board has established three (3) standing committees to assist the Board in performing its oversight responsibilities.
The Board believes that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Fund, including factors such as the variety of asset classes in which the Fund invests, the net assets of the Fund, the committee structure of the Fund, and the management, distribution and other service arrangements of the Fund. In connection with its determination, the Board considered that the Board is comprised primarily of Independent Trustees, and that the Chairperson of the Board and the Chairperson of each of the Audit Committee and the Governance Committee is an Independent Trustee. The Board believes having an interested trustee on the Board and as Chairperson of the Investment Oversight Committee provides it with additional access to the perspectives and resources of the Adviser and its affiliates. In addition, to further align the Trustees’ interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Trustee to maintain a minimum direct or indirect investment in the Fund.
The Chairperson will preside at all meetings of the Board and will participate in the preparation of the agenda for such meetings. She also will serve as a liaison with management, service providers, officers, attorneys, and the other Trustees generally between meetings. The Chairperson may also perform other such functions as may be delegated by the Board from
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time to time. The Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Independent Trustees will regularly meet outside the presence of management and are advised by independent legal counsel. The Board believes that its Committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Trustees from management of the Fund, and from the Adviser.
RISK OVERSIGHT
The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Adviser, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Fund’s investment management, distribution and business affairs. The Adviser, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board’s general oversight of the Fund and is addressed through various activities of the Board and its Committees. As part of its regular oversight of the Fund, the Board, directly or through a Committee, will meet with representatives of various service providers and reviews reports from, among others, the Adviser, the Distributor, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund regarding risks faced by the Fund and relevant risk management functions. The Board or Investment Oversight Committee, with the assistance of management, will review investment policies and related risks in connection with its review of the Fund’s performance and its evaluation of the nature and quality of the services provided by the Adviser. The Board has appointed a Chief Compliance Officer for the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. The Chief Compliance Officer’s designation, removal and compensation must be approved by the Board, including a majority of the Independent Trustees. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Fund’s advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and Distributor, the Board also receives reports periodically regarding business continuity and disaster recovery plans, as well as actions being taken to address cybersecurity and other information technology risks. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The Adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board will receive reports at least annually from the independent registered public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm will assist the Board in performing its oversight function of valuation activities and related risks.
The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
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TRUSTEE INFORMATION
The Trustees of the Fund, their address, position with the Fund, age and principal occupations during the past five years are set forth below:

TRUSTEE’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Jayesh Bhansali 1964 (A)(G)(I)	Trustee (since 2026)	Chief Investment Officer, IRIQIV LLC (a multi-family office). Formerly, Managing Director and Lead Portfolio Manager, Nuveen, a TIAA company.	14	Trustee, YMCA Retirement Fund; Trustee of Judge Baker Children’s Center; Director of Under One Roof.
Sara Bonesteel 1963 (A)(G)(I)	Trustee (since 2026); Chairperson of the Audit Committee (since 2026)	Chief Investment Officer, International Insurance, Prudential Financial (insurance company).	14	Independent Director, Standard & Poor’s Global Ratings (Regulatory Board for S&P Global Ratings); Investment Oversight Committee Member, Prudential Employee Pension Plans. Formerly, Director, Prudential Holdings of Japan (Japan Holdco of Prudential Financial); Director, PGIM LOM (UK regulated company); Board of Trustees, Chairman of the Investment Committee, The Newark Museum of Art.
Kevin Moore 1980 (A)(G)(I)	Trustee (since 2026); Chairperson of the Governance Committee since 2026)	Founder & Managing Partner, Serac Ventures (venture capital firm). Formerly, Partner, Spur Capital Partners.	14	Mayoral appointed Trustee & Investment Committee Member, Oklahoma MAPS Operating & Investment Trust; Foundation Board Member, Dean A. McGee Eye Institute; Board Member, Presbyterian Health Foundation. Formerly, Advisory Board Member, i2E Investment Management.
Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee (since 2026); Chairperson of the Board (since 2026)	Managing Director, R3 Group LLC (consulting firm).	14	Board member for Gratitude Railroad LLC and Impact Engine Management, PBC; Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.
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TRUSTEE’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
R. Alastair Short 1953 (A)(G)(I)	Trustee (since 2026)	President, Apex Capital Corporation (personal investment vehicle).	91	Chairman and Independent Director, EULAV Asset Management; Chairman and Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
INTERESTED TRUSTEE:
Jan F. van Eck(4) 1963 (I)	Trustee (since 2026); Chairperson of the Investment Oversight Committee (since 2026); Chief Executive Officer and President (since 2026)	Director, President and Chief Executive Officer of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	91	Director, National Committee on US-China Relations.

(1)    The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)    Trustee serves until resignation, death, retirement or removal.
(3)    The Fund Complex consists of the Fund, VanEck CLO Opportunities Fund, VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.
(4)    “Interested person” of the Fund within the meaning of the 1940 Act.  Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)    Member of the Audit Committee.
(G)    Member of the Governance Committee.
(I)     Member of the Investment Oversight Committee.

Set forth below is additional information relating to the professional experience, attributes and skills of each Trustee relevant to such individual’s qualifications to serve as a Trustee:
Jayesh Bhansali has extensive business and financial experience and currently serves as the Chief Investment Officer of IRIQIV LLC, a multi-family office. He was previously a Managing Director and Lead Portfolio Manager at Nuveen, a TIAA company, and has over 25 years of experience in the investment management industry. Mr. Bhansali also serves as a member of the board for multiple not-for-profit organizations.
Sara Bonesteel has extensive experience, particularly in the investment management industry. She previously served as Chief Investment Officer – International at Prudential Financial, overseeing $125 billion, globally. Ms. Bonesteel also led the Alternative Products asset management unit at PGIM. She also has experience in risk management, compliance and regulatory matters, particularly in her role as an Independent Director of Standard & Poor’s Global Ratings.
Kevin Moore has extensive business and financial experience and serves as Managing Partner of Serac Ventures, an early-stage venture capital firm that invests in fintech and SaaS companies in the United States. He previously served as a Partner at Spur Capital Partners, and has over 15 years’ investment experience in public and private markets. Mr. Moore has prior experience as a trustee and member of the investment committee for the Oklahoma Teachers Retirement System. He currently serves as a trustee and member of the investment committee for the Oklahoma MAPS Operating & Investment Trust, Dean McGee Eye Institute Foundation, and Presbyterian Health Foundation.

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Jane DiRenzo Pigott has extensive business and financial experience and serves as Managing Director of R3 Group LLC, a firm specializing in talent retention, development and matriculation consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.
R. Alastair Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms.
Jan F. van Eck has extensive business and financial experience in the investment management industry. He currently serves as president, executive officer and/or board member of various businesses, including VEAC, VESC, and VEARA.
The foregoing information regarding the experience, qualifications, attributes and skills of each Trustee is provided pursuant to requirements of the SEC, and does not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
COMMITTEE STRUCTURE
The Board has established a standing Audit Committee, a standing Governance Committee, and a standing Investment Oversight Committee to assist the Board in the oversight and direction of the business and affairs of the Fund.
Audit Committee. The duties of this Committee include meeting with representatives of the Fund’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firm and to discuss the Fund’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Except for any duties specified herein or pursuant to the Fund’s charter document, the designation of Chairperson of the Audit Committee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Audit Committee currently consists of the following Trustees: Ms. Bonesteel (Chairperson), Mr. Bhansali, Mr. Moore, Ms. Pigott and Mr. Short.
Governance Committee. The duties of this Committee include the consideration of recommendations to the Trustees for the Board nominations for Trustees, review of the composition of the Board, compensation and similar matters. In addition, the Governance Committee periodically reviews the performance of the Board and its Committees, including the effectiveness and composition of the overall Board, Board's Committees, and the Chairperson of the Board and other related matters. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. The Governance Committee currently consists of the following Trustees: Mr. Moore (Chairperson), Mr. Bhansali, Ms. Bonesteel, Ms. Pigott and Mr. Short.
The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of the Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund, at 666 Third Avenue, 9th Floor, New York, NY 10017. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.
Investment Oversight Committee. The duties of this Committee include the review of investment performance of the Fund, meeting with relevant Adviser personnel and outside experts, and overseeing the provision of investment-related services for the Fund. In addition, the Committee will review on a periodic basis and consider a variety of matters, such as proposed material changes to, the Fund’s investment strategy (if applicable), investment processes, investment personnel, non-personnel resources, and relevant investment markets. This Committee currently consists of all the Trustees, and Mr. van Eck serves as Chairperson.

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OFFICER INFORMATION
The executive officers of the Fund, their age and address, the positions they hold with the Fund, their term of office and length of time served and their principal business occupations during the past five years are shown below:

OFFICER’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Lawrence G. Altadonna, 1966	Vice President and Treasurer	Since inception	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Fund Assistant Treasurer and Vice President of Credit Suisse Asset Management, LLC (June 2022- January 2024).
Orhan Dzemaili, 1974	Assistant Vice President and Assistant Treasurer	Since inception	Assistant Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of BlackRock, Inc. (September 2022- July 2025).
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since inception
Deputy General Counsel (since 2026), Vice President and Assistant Secretary of VEAC, VEARA and Van Eck Securities Corporation (VESC); Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate General Counsel and Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since inception	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since inception	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Chief Financial Officer and Principal Accounting Officer	Since inception	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC. Formerly, Treasurer of other investment companies advised by VEAC and VEARA.

Susan Curry, 1966	Assistant Vice President	Since inception	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since inception	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA.
Laura Hamilton, 1977	Vice President	Since inception	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since inception); Assistant Secretary (since inception)
Deputy General Counsel (since 2026), Vice President and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate General Counsel of VEAC, VEARA and VESC.

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OFFICER’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
James Parker, 1969	Assistant Treasurer	Since inception	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.
Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since inception); Secretary and Chief Legal Officer (since inception)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Fund.
Andrew Tilzer, 1972	Assistant Vice President	Since inception	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.
(1)The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)Officers are elected yearly by the Board.
TRUSTEE SHARE OWNERSHIP
For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies advised by the Advisers or their affiliates (“Family of Investment Companies”) that are overseen by the Trustee is shown below:

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2025)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee In Family of Investment Companies (As of December 31, 2025)
Jayesh Bhansali	N/A	$50,001-$100,000
Sara Bonesteel	N/A	None
Kevin Moore	N/A	None
Jane DiRenzo Pigott	N/A	Over $100,000
R. Alastair Short	N/A	Over $100,000
Jan F. van Eck	N/A	Over $100,000
As of December 31, 2025, the Trustees and officers, as a group, owned less than 1% of the Fund.
As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund.
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2025 COMPENSATION TABLE
The Trustees are paid for services rendered to the Fund, the VanEck Funds, VanEck VIP Trust and VanEck CLO Opportunities Fund (the “VanEck Trusts”), each a registered investment company managed by the Advisers or their affiliates, which are allocated to the Fund, VanEck CLO Opportunities Fund and each series of the VanEck Funds and VanEck VIP Trust based on their average daily net assets. Each Independent Trustee is paid an annual retainer of $80,000, a per meeting fee of $10,000 for regularly scheduled meetings of the Board and a per meeting fee of $5,000 for special Board and/or Committee meetings. Upon the launch of a new series of the VanEck Trusts or registered investment company added to the VanEck Trusts, the annual retainer for each Independent Trustee will increase by $2,500. The VanEck Trusts pay the Chairperson of the Board an annual retainer of $30,000, the Chairperson of the Audit Committee an annual retainer of $15,000 and the Chairperson of the Governance Committee an annual retainer of $15,000. The VanEck Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.
The table below shows the compensation paid to the Independent Trustees for the fiscal year ended December 31, 2025. Annual Independent Trustee fees may be reviewed periodically and changed by the Board.

	Jayesh Bhansali(1)	Sara Bonesteel(2)	Kevin Moore(3)	Jane DiRenzo Pigott(4)	R. Alastair Short
Aggregate Compensation from the VanEck Trusts	$160,000	$26,667	$26,667	$175,000	$160,000
Aggregate Deferred Compensation from the VanEck Trusts	$—	$—	$—	$—	$—
Pension or Retirement Benefits Accrued as Part of the VanEck Trusts’ Expenses	N/A	$—	$—	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	$—	$—	N/A	N/A
Total Compensation From the VanEck Trusts and the Fund Complex(5) Paid to Trustee	$160,000	$26,667	$26,667	$175,000	$471,000
(1)As of December 31, 2025, the value of Mr. Bhansali’s account under the deferred compensation plan was $79,267.
(2)Ms. Bonesteel’s term as Independent Trustee commenced effective December 5, 2025.
(3)Mr. Moore’s term as Independent Trustee commenced effective December 5, 2025.
(4)As of December 31, 2025, the value of Ms. Pigott’s account under the deferred compensation plan was $758,992.
(5)The “Fund Complex” consists of the VanEck Trusts and VanEck ETF Trust.

Compensation of Officers

None of the officers who are also employees of VanEck will receive direct compensation from the Fund. To the extent that the Fund outsources any of its functions, the Fund will pay the fees associated with such functions on a direct basis.

CODE OF ETHICS
The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things, that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities that may be purchased and held by the Fund, provided such investments are done consistently with the provisions of the Codes of Ethics. The Ethics Codes are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov and are attached as Exhibits to this registration statement.
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PROXY VOTING POLICIES AND PROCEDURES
The Fund’s proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix B to this SAI.
The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available through the Fund’s website, at vaneck.com, or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS

The Adviser has provided the initial investment for the Fund. For so long as the Adviser has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of the Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.
INVESTMENT ADVISORY SERVICES
The Adviser
VEAC serves as the Fund’s investment advisor pursuant to an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”). The Adviser is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The advisory fee paid pursuant to the Advisory Agreement is computed daily and paid monthly by the Fund to its Adviser is [ ]% of the average value of the Fund’s daily net assets during such period. From time to time, the Adviser may waive all or a portion of its fees.
The Adviser is entitled to an Incentive Fee equal to [ ]% of the Fund’s Total Return, subject to a [ ]% annual Hurdle Amount and a High Water Mark with a 100% Catch-Up (each as defined below). The Incentive Fee is measured on a fiscal year basis, paid annually and accrued daily.
Specifically, the Adviser is entitled to an Incentive Fee in an amount equal to:
•First, if the Fund’s Total Return for the applicable period exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carryforward Amount (any such excess, “Excess Profits”), 100% of such Excess Profits until the total amount of the Incentive Fee payable to the Adviser equals [ ]% of the sum of (x) the Hurdle Amount for that period and (y) any amount payable to the Adviser pursuant to this clause (this is commonly referred to as a “Catch-Up”); and
•Second, to the extent there are remaining Excess Profits, [ ]% of such remaining Excess Profits.
“Total Return” for any period since the end of the prior fiscal-year end shall equal the sum of (i) all distributions accrued or paid (without duplication) on Shares outstanding at the end of such period since the beginning of the then-current fiscal year plus (ii) the change in aggregate NAV of such Shares since the beginning of the then-current fiscal year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Shares, (y) any accrual of the Incentive Fee and (z) applicable Distribution and Servicing Fee expenses minus (iii) all other Fund expenses (to the extent not already reflected in clause (ii)) but excluding applicable expenses for Distribution and Servicing Fees. For the avoidance of doubt, the calculation of Total Return will (i) include any realized or unrealized appreciation or depreciation in the NAV of Shares issued during the then-current fiscal year, (ii) treat taxes withheld by the Fund on distributions to shareholders as part of the distributions accrued or paid on Shares and (iii) exclude the proceeds from the initial issuance of such Shares.
“Hurdle Amount” for any period during the then-current fiscal year means that amount that results in a [ ]% annualized return on the NAV of the Shares outstanding at the beginning of the then-current fiscal year and all Shares issued since the beginning of the then-current fiscal year calculated in accordance with recognized industry practices and taking into account: (i) the timing and amount of all distributions accrued or paid (without duplication) on all such Shares minus all Fund expenses but excluding applicable expenses for Distribution and Servicing Fees; and (ii) the timing and amount of all issuances of Shares over the period.
The NAV of Shares used in determining the Hurdle Amount will be calculated before giving effect to any accrual of the Incentive Fee and applicable expenses for Distribution and Servicing Fees. For the avoidance of doubt, the calculation of
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the Hurdle Amount for any period will exclude: any Shares repurchased during such period, which Shares will be subject to the Incentive Fee upon repurchase. Except as described in “Loss Carryforward Amount” below, any amount by which Total Return falls below the Hurdle Amount will not be carried forward to subsequent periods.
“Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total Return and decrease by any positive annual Total Return; provided, that the Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carryforward Amount will exclude the Total Return related to any Shares redeemed during the then-current fiscal year, which Shares will be subject to the Incentive Fee upon repurchase. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses will offset the positive annual Total Return for purposes of the calculation of the Incentive Fee. This is referred to as a “High Water Mark.”
Promptly following the end of each fiscal year, the Adviser will be entitled to an Incentive Fee as described above calculated in respect of the portion of the year to date, less any Incentive Fee received with respect to prior periods within that year (the “Annual Allocation”). The Incentive Fee that the Adviser is entitled to receive at the end of each fiscal year will be reduced by the cumulative amount of Incentive Fees paid during that year.
The Adviser will not be obligated to return any portion of the Incentive Fee paid by the Fund due to the subsequent performance of the Fund.
The Incentive Fee may create an incentive for the Adviser to make investments that are riskier or more speculative than would be the case in the absence of such fee. In addition, any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and the Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received.
[The Adviser has agreed to waive the fees payable to it or to pay or absorb the Other Expenses (as defined below) of the Fund, including, without limitation, organization and offering expenses (excluding management fee and incentive fee payments; distribution and servicing fees; brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business – collectively, the “Exclusions”), to the extent necessary to limit the Other Expenses of the Fund less the Exclusions to the annual rate of [●]% of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will continue until at least [●], 2027. The Expense Limitation may be terminated by the Board upon thirty days’ written notice to the Adviser. The Expense Limitation may not be terminated by the Adviser without the consent of the Fund’s Board of Trustees. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed pursuant to the Expense Limitation, provided it is able to effect such recoupment without causing the Fund’s Other expenses (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of recoupment.]
Under its respective Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund to which it serves as an adviser, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund it manages.
Investments in the securities of underlying funds or pooled investment vehicles involve duplication of advisory fees and certain other expenses. By investing in an underlying fund or pooled investment vehicle, the Fund becomes a shareholder of that underlying fund or pooled investment vehicle. As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the underlying fund or pooled investment vehicle, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.
As of the date of this SAI, the Fund had not commenced operations, therefore it had not paid any fees to the Adviser.

Conflicts of Interest

The Fund’s portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. The portfolio managers do not believe that their activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.
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PORTFOLIO MANAGEMENT

The management of the Fund’s investment portfolio is the responsibility of Christian Munafo. Mr. Munafo has over 25 years of experience in finance, with the last 20+ years focused on secondary and primary investments involving venture-backed and growth-equit oriented companies and funds, may of wich he has served on the boards of. Prior to joining VEAC, Mr. Munafo served as Chief Investment Officer of Liberty Street Advisors, Inc. and as portfolio manager of The Private Shares Fund (formerly, the SharesPost 100 Fund), a continuously offered, non-diversified, closed-end interval fund that invests primarily in late-stage private growth companies. Prior to Liberty Street, Mr. Munafo held senior investment roles at SP Investments Management, LLC and Thomas Weisel Partners.
PORTFOLIO MANAGER COMPENSATION
The Adviser's portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and any affiliates may manage accounts with incentive fees.
The Adviser's portfolio managers may serve as portfolio managers to other clients. Such "Other Clients" may have investment objectives or may implement investment strategies similar to those of the Fund. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund's securities may be negatively affected. The compensation that the Fund's portfolio manager receives for managing other client accounts may be higher than the compensation the portfolio manager receives for managing the Fund. The portfolio managers do not believe that their activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.
PORTFOLIO MANAGER SHARE OWNERSHIP
As of the date of this SAI, the Fund had not yet commenced operations, therefore the Fund’s portfolio manager(s) did not beneficially own any shares of the Fund.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The following table provides the number of other accounts managed (excluding the Fund) and the total assets managed of such accounts by the Fund’s portfolio manager(s) and deputy portfolio manager (if any) within each category of accounts, as of [ ], 2026.

Name of Portfolio Manager/Deputy Portfolio Manager	Category of Account	Other Accounts Managed (As of [ ], 2026)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Christian Munafo (Portfolio Manager)	Registered investment companies
Other pooled investment vehicles
Other accounts

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Adviser. The Adviser authorized by the trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or
16

statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.
In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:
•the best net price available;
•the reliability, integrity and financial condition of the broker or dealer;
•the size of and difficulty in executing the order; and
•the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.
Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Eligible research or brokerage services through which portfolio transaction are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio manager and its designees in the performance of their investment decision-making responsibilities on behalf of the Fund. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.
Affiliated Party Transactions
The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, trustees, investment advisers, members, managing general partners or common control. These transactions would be effected in circumstances pursuant to policies adopted by the trustees pursuant to Rule 17a-7 under the 1940 Act, in which the Adviser determines that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.
If the Adviser places Fund trades through an affiliated broker, the trades will be executed under a policy adopted by the Board pursuant to Section 17(e) under the 1940 Act and Rule 17(e)(1) thereunder which places limitations on the securities transactions effected through affiliates. The policy of the Fund with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

REGULATION

The Fund is a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, the Fund is subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, the Fund may not:
•change its classification to an open-end management investment company;
•except in each case in accordance with its policies with respect thereto set forth in this SAI and the Prospectus, borrow funds, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;
•deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this SAI and the Prospectus, deviate from any investment policy which is changeable only if authorized by
17

shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or
•change the nature of its business so as to cease to be an investment company.
A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.
As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of its trustees must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, the Fund is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, the Fund is prohibited from protecting any trustee or officer against any liability to the Fund or its shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The Fund may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the SEC.
As a registered closed-end management investment company, the Fund is generally required to meet an asset coverage ratio with respect to its outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, the Fund is generally required to meet an asset coverage ratio with respect to its outstanding preferred shares, as defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of its outstanding preferred shares, of at least 200% immediately after each issuance of such preferred shares. The Fund is also prohibited from issuing or selling any senior security if, immediately after such issuance, the Fund would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is equity, except that in each case any such class of indebtedness or equity may be issued in one or more series.
The Fund generally is not able to issue and sell its shares at a price below NAV per share. The Fund may, however, sell its shares, or at a price below the then-current NAV of its shares if the Board determines that such sale is in the Fund’s best interests and the best interests of its shareholders, and its shareholders approve such sale. In addition, the Fund may generally issue new shares at a price below NAV in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances.
The Fund may borrow funds to make investments. Although the Fund does not expect to do so, it may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain its status as a RIC under Subchapter M of the Code.
As a registered closed-end management investment company, the Fund is subject to certain risks and uncertainties.
Senior Securities
The Fund is permitted, under specified conditions, to issue one class of indebtedness and one class of equity senior to the shares offered hereby if its asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are shares of beneficial interest. The Fund is also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that its asset coverage with respect to its outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, the Fund must make provisions to prohibit any distribution to its shareholders or the repurchase of such securities or shares unless the Fund meets the applicable asset coverage ratios at the time of the distribution or repurchase. The
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Fund may also borrow amounts up to 5% of the value of its gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage.
Compliance Policies and Procedures
The Fund and the Adviser each have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The Fund’s chief compliance officer is responsible for administering these policies and procedures.
Other
The Fund will be periodically examined by the SEC for compliance with the 1940 Act.
The Fund is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect it against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, the Fund is prohibited from protecting any trustee or officer against any liability to the Fund or its shareholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

ADDITIONAL INFORMATION

Custodian. State Street Bank & Trust Company, One Lincoln Street, Boston, MA 02111 serves as the custodian of the Fund’s portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Fund, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of the Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.
Transfer Agent. Ultimus Fund Solutions, LLC, serves as transfer agent for the Fund.
Independent Registered Public Accounting Firm. [ ], serves as independent registered public accounting firm for the Fund.
Counsel. Stradley Ronon Stevens and Young LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Fund.

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APPENDIX A
FINANCIAL STATEMENTS
[Seed financial statements to be filed by amendment.]

Page
Report of Independent Registered Public Accounting Firm	[ ]
Schedule of Investments as of [ ], 2026	[ ]
Statement of Assets and Liabilities as of [ ], 2026	[ ]
Statement of Operations for the Period from [ ], 2026 (Organization Date) to [ ], 2026	[ ]
Notes to Financial Statements	[ ]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (APPENDIX A-1)

[To be filed by amendment.]

VANECK PRIVATE GROWTH FUND

Statement of Assets and Liabilities (Appendix A-2)

As of [ ], 2026

[To be filed by amendment.]

VANECK PRIVATE GROWTH FUND

Statement of Operations for the Period from

[ ], 2026 (Organization Date) to [ ], 2026

(Appendix A-3)

[To be filed by amendment.]

VANECK PRIVATE GROWTH FUND

Notes to Financial Statements
[ ], 202[ ]

[To be filed by amendment.]

APPENDIX B
VEAC AND VEARA’S PROXY VOTING POLICIES
VANECK PROXY VOTING POLICIES
VanEck (the “Adviser” or “VanEck”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.
Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.
An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.
The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.
Resolving Material Conflicts of Interest
When a material conflict of interest exists, proxies will be voted in the following manner:
1. Strict adherence to the Glass Lewis guidelines, or
2.The potential conflict will be disclosed to the client:
a.with a request that the client vote the proxy,
b.with a recommendation that the client engage another party to determine how the proxy should be voted or
c.if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.
Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.
A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.
Client Inquiries
All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.
Disclosure to Clients:
1.Notification of Availability of Information
a.Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.
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2.Availability of Proxy Voting Information
a.At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.
Recordkeeping Requirements
1. VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
a.proxy statements received;
b.identifying number for the portfolio security;
c.shareholder meeting date;
d.brief identification of the matter voted on;
e.whether the vote was cast on the matter;
f.how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
g.records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.
2.Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.
3.If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.
4.Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.
Voting Foreign Proxies
At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.
Securities Lending
Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.
Proxy Voting Policy
The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.
While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.
The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.
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United States

GLASS LEWIS
2026 Benchmark Policy Guidelines

    www.glasslewis.com

2026 Benchmark Policy Guidelines — United States	2
Table of Contents
Guidelines Introduction7
Summary of Changes for 20267
Clarifying Amendments8
Majority Vote for Election of Directors8
Amendments to the Certificate of Incorporation and/or Bylaws8
Supermajority Vote Requirements8
General Approach to Shareholder Proposals8
A Board of Directors that Serves Shareholder Interest10
Election of Directors10
Independence10
Committee Independence13
Independent Chair14
Performance15
Board Responsiveness16
Board Responsiveness to Shareholder Proposals17
The Role of a Committee Chair18
Audit Committees and Performance18
Standards for Assessing the Audit Committee19
Material Weaknesses21
Compensation Committee Performance22
Nominating and Governance Committee Performance24
Board-Level Risk Management Oversight28
Board Oversight of Environmental and Social Issues28
Board Oversight of Technology29
Board Accountability for Environmental and Social Performance31
Director Commitments32
Other Considerations33
Controlled Companies35
Significant Shareholders36
Governance Following an IPO, Spin-Off, or Direct Listing36
Governance Following a Business Combination with a Special Purpose Acquisition Company37

2026 Benchmark Policy Guidelines — United States	3
Dual-Listed or Foreign-Incorporated Companies38
OTC-listed Companies38
Mutual Fund Boards39
Declassified Boards40
Board Composition and Refreshment41
Board Diversity42
Board Gender Diversity42
Board Underrepresented Community Diversity43
State Laws on Diversity43
Disclosure of Director Diversity and Skills43
Proxy Access44
Majority Vote for Election of Directors44
The Majority Vote Standard44
The Plurality Vote Standard45
Conflicting and Excluded Proposals45
Transparency and Integrity in Financial Reporting48
Auditor Ratification48
Voting Recommendations on Auditor Ratification49
Pension Accounting Issues50
The Link Between Compensation and Performance51
Advisory Vote on Executive Compensation  (Say-on-Pay)51
Say-on-Pay Voting Recommendations52
Company Responsiveness54
Pay for Performance54
Short-Term Incentives56
Long-Term Incentives57
Grants of Front-Loaded Awards58
Linking Executive Pay to Environmental and Social Criteria59
One-Time Awards60
Contractual Payments and Arrangements60
Sign-on Awards and Severance Benefits61
Change in Control61

2026 Benchmark Policy Guidelines — United States	4
Excise Tax Gross-ups61
Amended Employment Agreements62
Recoupment Provisions (Clawbacks)62
Hedging of Stock63
Pledging of Stock63
Executive Ownership Guidelines64
Compensation Consultant Independence64
CEO Pay Ratio64
Frequency of Say-on-Pay65
Vote on Golden Parachute Arrangements65
Equity-Based Compensation Proposals65
Option Exchanges and Repricing67
Option Backdating, Spring-Loading and Bullet-Dodging68
Director Compensation Plans69
Employee Stock Purchase Plans69
Executive Compensation Tax Deductibility — Amendment to IRC 162(M)70
Governance Structure and the Shareholder Franchise71
Amendments to the Certificate of Incorporation and/or Bylaws71
Anti-Takeover Measures71
Poison Pills (Shareholder Rights Plans)71
NOL Poison Pills72
Fair Price Provisions73
Control Share Statutes74
Quorum Requirements74
Director and Officer Indemnification75
Officer Exculpation75

2026 Benchmark Policy Guidelines — United States	5
Reincorporation75
Exclusive Forum and Fee-Shifting Bylaw Provisions76
Mandatory Arbitration Provisions77
Authorized Shares78
Advance Notice Requirements79
Virtual Shareholder Meetings79
Voting Structure80
Multi-Class Share Structures80
Cumulative Voting81
Supermajority Vote Requirements82
Transaction of Other Business82
Anti-Greenmail Proposals82
Mutual Funds: Investment Policies and Advisory Agreements82
Real Estate Investment Trusts83
Preferred Stock Issuances at REITs83
Business Development Companies84
Authorization to Sell Shares at a Price Below Net Asset Value84
Auditor Ratification and Below-NAV Issuances84
Special Purpose Acquisition Companies85
Extension of Business Combination Deadline85
SPAC Board Independence85
Director Commitments of SPAC Executives86
Shareholder Proposals86
Overall Approach to Environmental, Social & Governance Issues 87
Connect with Glass Lewis89

2026 Benchmark Policy Guidelines — United States	6
About Glass Lewis
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since
2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States,
Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.
Join the Conversation
Glass Lewis is committed to ongoing engagement with all market participants.
info@glasslewis.com    |      www.glasslewis.com

2026 Benchmark Policy Guidelines — United States	7
Purpose
The purpose of the Benchmark Policy proxy research and advice is to serve as a framework that facilitates shareholder voting in favor of governance structures that will drive performance and promote and maintain long-term shareholder value.
Guidelines Introduction
Summary of Changes for 2026
Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis.
For 2026, the language in this document has been updated to clarify that these guidelines contain the views of the Benchmark Policy. The Benchmark Policy reflects broad investor opinion and widely accepted governance principles and is intended to provide clients with nuanced analysis informed by market best practice, regulation, and prevailing investor sentiment. This change better conveys Glass Lewis’ role as a service provider to a diverse, global client base with a wide spectrum of viewpoints and objectives. The Benchmark Policy represents just one of Glass Lewis’ policy offerings.
In addition, the following noteworthy revisions have been made to the Benchmark Policy, which are summarized below and discussed in greater detail in the relevant section of this document.
Mandatory Arbitration Provisions
The Benchmark Policy guidelines now include a discussion on its approach to mandatory arbitration provisions.
Specifically, when evaluating companies’ governing documents following completion of a company’s IPO, spin-
off, or direct listing, the Benchmark Policy will review whether a company has adopted a mandatory arbitration provision or other potentially negative governance provisions. In such cases, it may lead the Benchmark Policy to issue a recommendation that shareholders oppose the election of the chair of the governance committee, or, in certain circumstances, the entire committee. In addition, the Benchmark Policy will generally recommend that shareholders vote against any bylaw or charter amendment seeking to adopt a mandatory arbitration provision unless the company provides sufficient rationale and disclosure.
Pay-for-Performance Methodology
The “Pay for Performance” section of these guidelines has been updated to reflect enhancements and modifications to Glass Lewis’s proprietary pay-for-performance model. Rather than a single letter grade of “A”
through “F”, the model will use a scorecard-based approach, consisting of up to six tests. Each test will receive a rating, which will be aggregated on a weighted basis to determine an overall score ranging from 0 to 100. To better understand the model, please see the Pay-for-Performance Methodology Overview.

2026 Benchmark Policy Guidelines — United States	8
Clarifying Amendments
The following sections of the Benchmark Policy have been clarified:
Shareholder Rights
The Benchmark Policy’s discussion on cases where the board has amended the company’s governing documents to reduce or remove important shareholder rights has been updated to reflect additional considerations that may lead the Benchmark Policy to recommend that shareholders vote against the chair of the governance committee, or the entire committee. Examples of amendments that could lead to such recommendations include those that: (i) limit the ability of shareholders to submit shareholder proposals; (ii) limit the ability of shareholders to file derivative lawsuits; and (iii) implement plurality voting in lieu of majority voting.
Majority Vote for Election of Directors
The Benchmark Policy’s discussion on voting standards for the election of directors has been updated to make certain clarifying changes and update outdated references. There have been no changes in policy or approach as a result of these updates.
Amendments to the Certificate of Incorporation and/or Bylaws
The Benchmark Policy’s approach to amendments to the certificate of incorporation and/or bylaws has been consolidated into a single section. The Benchmark Policy guidelines now stipulate that it evaluates proposed amendments to a company's certificate of incorporation and/or bylaws on a case-by-case basis. The Benchmark
Policy is strongly opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit. In general, the Benchmark Policy will recommend voting for amendments that are unlikely to have a material negative impact on shareholders'
interests.
Supermajority Vote Requirements
The Benchmark Policy’s discussion on supermajority vote requirements has been updated to clarify that, in cases where a company seeks to abolish supermajority voting requirements, the Benchmark Policy will evaluate such proposals on a case-by-case basis.  The Benchmark Policy has also been updated to reflect that when companies have a large or controlling shareholder, supermajority vote requirements may be appropriate to protect the interests of minority shareholders and that, in such cases, the Benchmark Policy may oppose the elimination of these requirements.
General Approach to Shareholder Proposals
Noting the dynamic nature of, and impending changes to, the shareholder proposal process in the United States, the Benchmark Policy has adjusted some of its language regarding the general approach to shareholder proposals, including guidance around companies’ treatment of the SEC’s former no-action process. While this specific guidance has been removed, the Benchmark Policy will generally approach these matters with the basic premise that shareholders should be afforded the opportunity to vote on matters of material importance. Given

2026 Benchmark Policy Guidelines — United States	9
ongoing changes and the prospect of additional changes to the shareholder proposal process, the Benchmark
Policy may be updated prior to or during the 2026 proxy season should its approach to these matters change or regulatory developments warrant such an update.
1  NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-
back prior to finalizing their rules. The Benchmark Policy views a five-year standard for former employment relationships as more appropriate, because the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, the five-year look-back period is not applied to directors who have previously served as executives of the company on an interim basis for less than one year.

2026 Benchmark Policy Guidelines — United States	10
A Board of Directors that Serves Shareholder
Interest
Election of Directors
The Benchmark Policy looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. It takes the view that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.
Independence
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, the Benchmark Policy will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors, the Benchmark Policy will also consider a director’s track record on other boards that could indicate a lack of objective decision-making. The determination of whether a director is independent or not takes into consideration both compliance with applicable independence listing requirements as well as judgments made by the director.
The Benchmark Policy looks at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors to evaluate whether personal, familial, or financial relationships
(not including director compensation) may impact the director’s decisions. Such relationships may make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests.
Thus, the Benchmark Policy puts directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test. For material financial relationships with the company, the Benchmark Policy applies a three-year look back, and for former employment relationships with the company, it applies a five-year look back.
Affiliated Director — An affiliated director has (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the
2  If a company does not consider a non-employee director to be independent, that director will be classified as an affiliate under the Benchmark Policy.
3  The Benchmark Policy allows a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (The Benchmark Policy does not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, the Benchmark Policy applies the materiality thresholds outlined in the definition of “material.”
4  This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while the Benchmark Policy will generally consider them to be affiliated, it will not recommend voting against these individuals unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
5  The Benchmark Policy may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.
6  The Benchmark Policy will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, The Benchmark Policy generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, the Benchmark Policy will consider the director to be independent.

2026 Benchmark Policy Guidelines — United States	11
company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, the Benchmark Policy considers a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4
The Benchmark Policy considers 20%+ shareholders as affiliates because they typically have access to, and involvement with, the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, these holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc. In addition, a director who owns 20% or more of a company can exert disproportionate influence on the board, and, therefore, such a director’s independence may be hampered, particularly when serving on the audit committee.
The Benchmark Policy applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which it applies a five-year look back.
Definition of “Material”: A material relationship is one in which the dollar value meets or exceeds:
•$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services. This threshold also applies to directors who are the majority or principal owner of a firm that receives such payments; or
•$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.5 This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;6 and any aircraft and real estate dealings between the company and the director’s firm; or
7  This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, the Benchmark Policy presumes the director is affiliated.
8  Pursuant to SEC rule Item 404 of Regulation S-K under the Securities Exchange Act, compensation exceeding $120,000 is the minimum threshold deemed material for disclosure of transactions involving family members of directors.
8  With a staggered board, if the affiliates or insiders that the Benchmark Policy would consider opposing are not actually up for election, the concern regarding those directors will instead be noted. The Benchmark Policy will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, a recommendation to oppose the election of directors subject to the concern at their next election will be considered, if the issue giving rise to the concern is not resolved.

2026 Benchmark Policy Guidelines — United States	12
•1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).7
Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees)
who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives $120,0008 or more in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.
Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.
Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. An inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through the compensation paid by the company
(i.e., salary, bonus, etc. as a company employee) may face a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, the
Benchmark Policy will recommend voting against such a director.
Additionally, the Benchmark Policy considers a director who is currently serving in an interim management position as an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of the director’s resignation or departure from the interim management position.
Voting Recommendations on the Basis of Board Independence
Prevailing market practice indicates that a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. For example the Business Roundtable, the Conference Board, and the Council
of Institutional Investors (CII) each advocate that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, the Benchmark Policy typically8 recommends voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.
9 ICGN Global Principles, 2.4.
10  The Benchmark Policy will recommend voting against an audit committee member who owns 20% or more of the company’s stock. Market best practice indicates that there should be a maximum of one director (or no directors if the committee is composed of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

2026 Benchmark Policy Guidelines — United States	13
Additionally, many investors support the appointment of an independent presiding or lead director with authority to set meeting agendas and to lead sessions outside the insider or affiliated chair’s presence.9 In accordance with best practice, boards should appoint an independent lead director when the chair is not independent, and especially when the board is insufficiently independent.
Committee Independence
Generally, only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.10 The Benchmark Policy typically recommends that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year, except in certain circumstances.
Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the U.S. Securities and Exchange
Commission (SEC) approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).
It is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, the Benchmark Policy’s definitions and categories are applied when assessing the independence of directors, and these standards also consider consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. The Benchmark Policy may recommend voting against compensation committee members who are not independent based on these standards.
Independent Chair
In line with CII’s Policies on Corporate Governance and the International Corporate Governance Network’s
(ICGN) Global Governance Principles, the Benchmark Policy is of the view that the board should be chaired by an independent director. Separating the roles of CEO (or, more rarely, another executive position) and chair generally creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board.
While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), this alternate form of independent board leadership typically does not provide as robust protection for shareholders as an independent chair.
11  Global Board and CEO Practice. “2024 CEO Transitions: The measure of the market.” Spencer Stuart, February 2025.
12  Spencer Stuart Board Index, 2025, p. 5.

2026 Benchmark Policy Guidelines — United States	14
It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal setting by the board.
A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.
Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and may happen less frequently when the chief executive is also in the position of overseeing the board.
Moreover, many companies appear to be moving toward more independent board leadership — one study indicates that only 5%of incoming S&P 1500 CEOs in 2024 were awarded the chair title.11 Another study found that 61% of S&P 500 boards separated the CEO and chair roles in 2025 ( up from 37%in 2009) although the same study found that only 42%of S&P 500 boards have truly independent chairs.12
In addition, the Benchmark Policy scrutinizes avowedly “independent” chairs and lead directors. Directors serving in these roles should be unquestionably independent, or the company should not treat them as such.
The Benchmark Policy does not recommend that shareholders vote against CEOs who chair the board. However, it typically supports separating the roles of chair and CEO whenever that question is directly posed in a proxy
(typically in the form of a shareholder proposal).
Further, where a company has neither an independent chair nor independent lead director, the Benchmark
Policy will recommend voting against the chair of the governance committee.
Performance
The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. The Benchmark Policy looks at the performance of these individuals as directors and executives of the company and of other companies where they have served.
A director’s past conduct is often indicative of future conduct and performance. Directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred often serve on the boards of companies with similar problems. The Benchmark Policy leverages a proprietary database of directors that tracks the performance of directors across companies worldwide.
13  However, where a director has served for less than one full year, the Benchmark Policy will typically not recommend voting against for failure to attend 75% of meetings. Rather, the analysis will include a note regarding the poor attendance with a recommendation to track this issue going forward. The Benchmark Policy will also refrain from recommending opposition to directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

2026 Benchmark Policy Guidelines — United States	15
Voting Recommendations on the Basis of Performance
The Benchmark Policy typically recommends that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. The Benchmark Policy will evaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.
Likewise, the backgrounds of those who serve on key board committees are examined to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
Many shareholders generally avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. The Benchmark Policy typically recommends voting against:
•A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.13
•A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (the analysis looks at these late filing situations on a case-by-case basis).
•A director who is also the CEO of a company where a serious and material restatement occurred after the CEO had previously certified the pre-restatement financial statements.
•A director who has received two against recommendations under the Benchmark Policy for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).
Furthermore, with consideration given to the company’s overall corporate governance, pay-for-performance alignment and board responsiveness to shareholders, the Benchmark Policy may recommend voting against directors who served throughout a period in which the company performed significantly worse than peers and the directors have not taken reasonable steps to address the poor performance.
Board Responsiveness
Boards should generally be responsive to shareholders when a significant percentage of shareholders vote contrary to the recommendation of management, depending on the issue.
When 20% or more of shareholders vote contrary to management (which occurs when more than 20% of votes on the proposal are cast as “against” and/or abstain), market best practice indicates that boards engage with

2026 Benchmark Policy Guidelines — United States	16
shareholders on the issue and demonstrate some initial level of responsiveness. These include instances when
20% or more of shareholders:
(i)withhold votes from (or vote against) a director nominee; or
(ii)vote against a management-sponsored proposal.
Many investors view a 20% threshold as significant enough to warrant a close examination of the underlying issues and an evaluation of whether the board responded appropriately following the vote, particularly in the case of a vote on executive compensation or on the election of a director. While the 20% threshold alone will not automatically generate a negative vote recommendation under the Benchmark Policy on a future proposal on the same topic, it may be a contributing factor to a recommendation to vote against such a proposal in the event the Benchmark Policy determines that the board did not respond appropriately.
When a majority of shareholders vote contrary to management, boards are generally expected to engage with shareholders on the issue and provide a more robust response to fully address shareholder concerns. These include instances when a majority or more of shareholders:
(i)withhold votes from (or vote against) a director nominee;
(ii)vote against a management-sponsored proposal;
At controlled companies and companies that have multi-class share structures with unequal voting rights, the
Benchmark Policy will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, the Benchmark Policy will generally examine the level of approval or disapproval attributed to unaffiliated shareholders on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, market best practice indicates a preference that boards engage with shareholders and demonstrate some initial level of responsiveness, and when a majority or more of unaffiliated shareholders vote contrary to management, the Benchmark Policy will look to boards to engage with unaffiliated shareholders and provide a more robust response to address shareholder concerns.
As a general framework, the evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released after the date of the company’s last annual meeting through the publication date of the most current Proxy Paper. Depending on the specific issue, the focus typically includes, but is not limited to, the following:
•At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;
•Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;
•Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and
•Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the Compensation Discussion & Analysis (CD&A), particularly following a material vote against a company’s say-on-pay.

2026 Benchmark Policy Guidelines — United States	17
•Proxy statement disclosure discussing the board’s efforts to engage with shareholders and the actions taken to address shareholder concerns.
The Benchmark Policy analysis will include a case-by-case assessment of the specific elements of board responsiveness that were examined along with an explanation of how that assessment impacts the current voting recommendations.
Board Responsiveness to Shareholder Proposals
Majority-Supported Shareholder Proposals
Clear action from the board is generally expected when shareholder proposals receive support from a majority of votes cast (excluding abstentions and broker non-votes). This may include fully implementing the request of the shareholder proposal and/or engaging with shareholders on the issue and providing sufficient disclosures to address shareholder concerns.
Significantly Supported Shareholder Proposals
A shareholder proposal that receives significant support (generally more than 30% but less than majority of votes cast) typically reflects concern about an issue by a substantial portion of the company’s shareholders. In these circumstances, many investors expect the board to show an initial level of responsiveness to the concern.
Therefore, in instances where a shareholder proposal has received at least 30% shareholder support, boards should generally engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives. To be clear, this does not involve an expectation that the board fully implement the request of the shareholder proposal. Rather, the Benchmark Policy looks for some level of board outreach and disclosure concerning the issue and the Board’s response to it.
Further, as discussed above, at controlled companies and companies that have multi-class share structures with unequal voting rights, the Benchmark Policy will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted.
The Role of a Committee Chair
Given their assigned leadership role and additional responsibilities, a designated committee chair is generally considered to have primary responsibility for the actions of their respective committee. As such, many of the
Benchmark Policy’s committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). In cases where the committee chair is not up for election due to a staggered board, and where multiple concerns have been identified, the
Benchmark Policy will generally recommend voting against other members of the committee who are up for election, on a case-by-case basis.
In cases where the Benchmark Policy would ordinarily recommend voting against a committee chair but the chair is not specified, the following general rules are applied:
•If there is no committee chair, the Benchmark Policy will recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-
serving board member serving on the committee (i.e., in either case, the “senior director”); and
14  Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

2026 Benchmark Policy Guidelines — United States	18
•If there is no committee chair, but multiple senior directors are serving on the committee, the
Benchmark Policy will recommend voting against both (or all) such senior directors.
In accordance with prevailing market practice, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, many investors take the view that shareholder action against the longest serving committee member(s) is warranted. To reiterate, this only applies if the Benchmark Policy would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.
Audit Committees and Performance
Audit committees are integral in overseeing the financial reporting process because stable capital markets depend on reliable, transparent, and objective financial information to support an efficient and effective capital market process. Audit committees play a vital role in providing this disclosure to shareholders.
When assessing an audit committee’s performance, investors should be aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee monitors and oversees the process and procedures that management and auditors perform. The
1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate
Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
Standards for Assessing the Audit Committee
For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the
Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”14
Many investors are skeptical of audit committees where there are members that lack expertise as a Certified
Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. The
Benchmark Policy will not necessarily recommend voting against members of an audit committee if they lack such expertise on that basis alone. However, where there are indications of poor oversight or problems such as restatements, the lack of relevant skills and experience among audit committee members may contribute to a recommendation to oppose the election of the chair and/or other members of the audit committee.
The Benchmark Policy generally assesses audit committees against the decisions they make with respect to their oversight and monitoring roles. The quality and integrity of the financial statements and earnings reports, the
15  The Benchmark Policy may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors- such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies-it can reasonably be determined that the audit committee member is likely not hindered by multiple audit committee commitments.

2026 Benchmark Policy Guidelines — United States	19
completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.
When assessing the decisions and actions of the audit committee, the Benchmark Policy typically defers to the judgment of the committee members and generally recommends voting in favor of its members. However, the
Benchmark Policy will consider recommending that shareholders vote against the following:
•All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
•The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
•The audit committee chair, if the audit committee did not meet at least four times during the year.
•The audit committee chair, if the committee has less than three members.
•Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.15
•All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.
•The audit committee chair, when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case the Benchmark Policy also recommends against ratification of the auditor).
•The audit committee chair when fees paid to the auditor are not disclosed.
•All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (PCAOB).
•All members of an audit committee who reappointed an auditor that the Benchmark Policy no longer considers to be independent for reasons unrelated to fee proportions.
•All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
16  Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore should be taken seriously.
17  Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission.
“Fraudulent Financial Reporting: 1998-2007.” May 2010).
18 The SEC issued guidance in March 2021 related to classification of warrants as liabilities at special purpose acquisition companies (SPACs). The Benchmark Policy will generally refrain from recommending against audit committee members when the restatement in question is solely as a result of the aforementioned SEC guidance.

2026 Benchmark Policy Guidelines — United States	20
•The audit committee chair, if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then the Benchmark Policy will recommend voting against the entire audit committee.
•All members of an audit committee where the auditor has resigned and reported that a section 10A16 letter has been issued.
•All members of an audit committee at a time when material accounting fraud occurred at the company.17
•All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:18
oThe restatement involves fraud or manipulation by insiders;
oThe restatement is accompanied by an SEC inquiry or investigation;
oThe restatement involves revenue recognition;
oThe restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
oThe restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
•All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.
•All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices
Act (FCPA).
•All members of an audit committee when the company has aggressive accounting policies or lack of sufficient transparency in its financial statements.
•All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).
19  The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of
Institutional Investors to the AICPA,” November 8, 2006.

2026 Benchmark Policy Guidelines — United States	21
•All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.19
•All members of the audit committee who served since the date of the company’s last annual meeting if, since the last annual meeting, the company has reported a material weakness that has not yet been corrected and the company has not disclosed a remediation plan; or when a material weakness has been ongoing for more than one year and the company has not disclosed an updated remediation plan that clearly outlines the company’s progress toward remediating the material weakness.
Material Weaknesses
Effective internal controls over financial reporting should ensure the integrity of companies’ accounting and financial reporting.
The SEC guidance regarding Management's Report on Internal Control Over Financial Reporting requires that reports on internal control should include: (i) a statement of management's responsibility for establishing and maintaining adequate internal control over financial reporting for the company; (ii) management's assessment of the effectiveness of the company's internal control over financial reporting as of the end of the company's most recent fiscal year; (iii) a statement identifying the framework used by management to evaluate the effectiveness of the company's internal control over financial reporting; and (iv) a statement that the registered public accounting firm that audited the company's financial statements included in the annual report has issued an attestation report on management's assessment of the company's internal control over financial reporting.
A material weakness occurs when a company identifies a deficiency, or a combination of deficiencies, in internal controls over financial reporting, such that there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected on a timely basis. Failure to maintain effective internal controls can create doubts regarding the reliability of financial reporting and the preparation of financial statements in accordance with U.S. GAAP and may lead to companies publishing financial statements that are not free of errors or misstatements.
It is the responsibility of audit committees to ensure that material weaknesses are remediated in a timely manner and that companies disclose remediation plans that include detailed steps to resolve a given material weakness. In cases where a material weakness has been ongoing for more than one fiscal year, it is generally expected that the company will disclose an updated remediation plan at least annually thereafter. Updates to existing remediation plans should state the progress the company has made toward remediating the material weakness and the remaining actions the company plans to take until the material weakness is fully remediated.
When a material weakness is reported and the company has not disclosed a remediation plan, or when a material weakness has been ongoing for more than one year and the company has not disclosed an updated remediation plan that clearly outlines its progress toward remediating the material weakness, the Benchmark
Policy will consider recommending that shareholders vote against all members of a company’s audit committee who served on the committee during the time when the material weakness was identified.

2026 Benchmark Policy Guidelines — United States	22
Many investors view audit committee reports that are boilerplate and which provide little or no information or transparency as unfavorable. Therefore, when a problem such as a material weakness, restatement or late filings occurs, the Benchmark Policy will take into consideration the transparency of the audit committee report.
Compensation Committee Performance
Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholder returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, market best practice indicates a preference that the compensation committee only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to many investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishing equity award plans, and granting equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
A careful review of the CD&A report included in each company’s proxy is central to understanding the actions of the compensation committee. The Benchmark Policy analysis includes a review of the CD&A in the evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation.
When assessing the performance of compensation committees, the Benchmark Policy will consider recommending that shareholders vote against the following:
•All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was significant shareholder opposition (i.e., greater than 20% of votes cast) to the say-on-pay proposal in the prior year and the board did not respond sufficiently to the vote, including actively engaging shareholders on this issue, the Benchmark
Policy will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.
20 If a company provides shareholders with a say-on-pay proposal, the Benchmark Policy will initially only recommend voting against the company's say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, the Benchmark Policy may consider not recommending against compensation committee members.

2026 Benchmark Policy Guidelines — United States	23
•All members of the compensation committee who are up for election and served on the committee when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.20
•Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.
•All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
•All members of the compensation committee when performance goals were changed (i.e., lowered)
when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
•All members of the compensation committee if excessive employee perquisites and benefits were allowed.
•The compensation committee chair if the compensation committee did not meet during the year.
•All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.
•All members of the compensation committee when vesting of in-the-money options is accelerated.
•All members of the compensation committee when option exercise prices were backdated. The
Benchmark Policy will recommend voting against an executive director who played a role in and participated in option backdating.
•All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
•All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
•The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.
•All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable
21  In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) the
Benchmark Policy recommends that shareholders vote against the members of the governance committee.
22  If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, the Benchmark Policy will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, the Benchmark Policy will recommend voting against all director nominees up for election.

2026 Benchmark Policy Guidelines — United States	24
analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.21
•All members of the compensation committee when the board has materially decreased proxy statement disclosure regarding executive compensation policies and procedures in a manner which substantially impacts shareholders’ ability to make an informed assessment of the company’s executive pay practices.
•All members of the compensation committee when new excise tax gross-up provisions are adopted in employment agreements with executives, particularly in cases where the company previously committed not to provide any such entitlements in the future.
•All members of the compensation committee when the board adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.
•The chair of the compensation committee when” mega-grants” have been granted and the awards present concerns such as excessive quantum, lack of sufficient performance conditions, and/or are excessively dilutive, among others.
Nominating and Governance Committee Performance
The nominating and governance committee is responsible for the board-level governance of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.
Many investors take the view that boards should have diverse backgrounds and members with a breadth and depth of relevant experience and that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. Shareholders are generally best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture. For further information on board diversity, please see In-Depth Report:
Board Gender Diversity.
Regarding the committee responsible for governance, the Benchmark Policy will consider recommending that shareholders vote against the following:
•All members of the governance committee22 during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the request of the
23  Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, the Benchmark Policy recommends that shareholders only vote against members of the compensation committee.
24  Market expectations are such that one independent individual be appointed to serve as the lead or presiding director.
When such a position is rotated among directors from meeting to meeting, the Benchmark Policy will recommend voting against the governance committee chair as the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.
25  A forum selection clause is a bylaw provision stipulating that a certain state or federal jurisdiction is the exclusive forum for specified legal matters. Such a clause effectively limits a shareholder's legal remedy regarding appropriate choice of venue and related relief.
26  The analysis will evaluate the circumstances surrounding the adoption of any forum selection clause as well as the general provisions contained therein. Where it can be reasonably determined that a forum selection clause is narrowly crafted to suit the particular circumstances facing the company and/or a reasonable sunset provision is included, the
Benchmark Policy may make an exception to this policy.

2026 Benchmark Policy Guidelines — United States	25
proposal.23 Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, the Benchmark Policy will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).
•The governance committee chair when the chair is not independent and an independent lead or presiding director has not been appointed.24
•The governance committee chair at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure
(generally seven years or less).
•In the absence of a nominating committee, the governance committee chair when there are fewer than five, or the whole governance committee when there are more than 20 members on the board.
•The governance committee chair when the committee fails to meet during the year.
•The governance committee chair, when, for two consecutive years, the company provides what is considered by the Benchmark Policy to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).
•The governance committee chair, when during the past year the board adopted a forum selection clause
(i.e., an exclusive forum provision)25 designating either a state's courts for intra-corporate disputes, and/
or federal courts for matters arising under the Securities Act of 1933 without shareholder approval,26 or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

2026 Benchmark Policy Guidelines — United States	26
•All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.
•The governance committee chair, when the board takes actions to limit shareholders’ ability to vote on matters material to shareholder rights (e.g., through the practice of excluding a shareholder proposal by means of ratifying a management proposal that is materially different from the shareholder proposal).
•The governance committee chair when directors’ records for board and committee meeting attendance are not disclosed, or when it is indicated that a director attended less than 75% of board and committee meetings but disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.
•The governance committee chair when a detailed record of proxy voting results from the prior annual meeting has not been disclosed.
•The governance committee chair when a company does not clearly disclose the identity of a shareholder proponent (or lead proponent when there are multiple filers) in their proxy statement. For a detailed explanation of this policy, please refer to the comprehensive Benchmark Policy Guidelines for
Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
In addition, the Benchmark Policy may recommend that shareholders vote against the chair of the governance committee, or the entire committee, when the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such rights, and has done so without seeking shareholder approval. Examples of board actions that may result in such a recommendation include:
•The elimination of the ability of shareholders to call a special meeting or to act by written consent;
•An increase to the ownership threshold required for shareholders to call a special meeting;
•An increase to vote requirements for charter or bylaw amendments; The adoption of provisions that limit the ability of shareholders to pursue full legal recourse — such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws);
•The adoption of provisions that limit the ability of shareholders to submit shareholder proposals;
•The adoption of provisions that limit the ability of shareholders to file derivative lawsuits;
•The adoption of a plurality voting standard for the election of directors in lieu of a majority voting standard;
•The adoption of a classified board structure; or
•The elimination of the ability of shareholders to remove a director without cause.
Regarding the nominating committee, the Benchmark Policy will consider recommending that shareholders vote against the following:
27  Considering that shareholder disapproval clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, the Benchmark Policy reviews the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, the Benchmark Policy will consider recommending against the nominating chair when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis.
28 Women and directors that identify with a gender other than male or female.
29 For more information on how the Benchmark Policy applies these diversity considerations, see the Section below on
“Board Diversity”.

2026 Benchmark Policy Guidelines — United States	27
•All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
•The nominating committee chair, if the nominating committee did not meet during the year.
•In the absence of a governance committee, the nominating committee chair when the chair is not independent, and an independent lead or presiding director has not been appointed.
•The nominating committee chair, when there are fewer than five, or the whole nominating committee when there are more than 20 members on the board.
•The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.27
•The chair of the nominating committee of a board that is not at least 30% gender diverse,28 or all members of the nominating committee of a board with no gender diverse directors, at companies within the Russell 3000 index. For companies outside of the Russell 3000 index, the Benchmark Policy will recommend voting against the chair of the nominating committee if there are no gender diverse directors.
•The chair of the nominating committee of a board with fewer than one director from an underrepresented community on the board, at companies within the Russell 1000 index.29
•The nominating committee chair when, alongside other governance or board performance concerns, the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. The Benchmark Policy will not make recommendations solely on this basis; rather, insufficient board refreshment may be a contributing factor in the recommendations when additional board-related concerns have been identified.
In addition, the Benchmark Policy may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance. Where these issues warrant shareholder opposition and in the absence of both a governance and a nominating committee, the Benchmark Policy will recommend voting against the board chair, unless the chair also serves as the CEO, in which case it will recommend voting against the longest-serving director.
30  A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

2026 Benchmark Policy Guidelines — United States	28
Board-Level Risk Management Oversight
The Benchmark Policy evaluates the risk management function of a public company board on a strictly case-by-
case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms, which inherently maintain significant exposure to financial risk. Market best practice indicates that financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies that involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.
These views on risk oversight are consistent with those expressed by various regulatory bodies. In its December
2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.
When analyzing the risk management practices of public companies, the Benchmark Policy will take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where the company’s board-level risk committee’s poor oversight contributed to the loss, the Benchmark Policy will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of exposure to financial risk but fails to disclose any explicit form of board-level risk oversight (via a dedicated committee or otherwise),30 the Benchmark Policy will consider recommending a vote against the board chair on that basis.
However, it generally would not recommend voting against a combined chair/CEO, except in egregious cases.
Board Oversight of Environmental and Social Issues
Insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, shareholders generally benefit when such issues are carefully monitored and managed by companies, and when companies have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.
To that end, the Benchmark Policy looks to companies to ensure that boards maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment. Given the importance of the board’s role in overseeing environmental and social risks, this responsibility should be formally designated and codified in the appropriate committee charters or other governing documents.
While it is important that material environmental and social issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, the Benchmark Policy is of the view that that companies should determine the best structure for this oversight. This oversight can be
31 CII Policies on Corporate Governance, 2.7; ICGN Global Principles, 6.2.

2026 Benchmark Policy Guidelines — United States	29
effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
For companies in the Russell 3000 index and in instances where material oversight concerns are identified, the
Benchmark Policy will review a company’s overall governance practices and identify which directors or board-
level committees have been charged with oversight of environmental and/or social issues. Furthermore, given the importance of the board’s role in overseeing environmental and social risks, the Benchmark Policy will generally recommend voting against the governance committee chair of a company in the Russell 1000 index that fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
When evaluating the board’s role in overseeing environmental and/or social issues, the Benchmark Policy will examine a company’s committee charters and governing documents to determine if the company has codified and maintained a meaningful level of oversight of and accountability for a company’s material environmental and social impacts.
Board Oversight of Technology
Cyber Risk Oversight
Companies and consumers are exposed to a growing risk of cyber-attacks. These attacks can result in customer or employee data breaches, harm to a company’s reputation, significant fines or penalties, and an interruption to a company’s operations. Further, in some instances, cyber breaches can result in national security concerns, such as those impacting companies operating as utilities, defense contractors, and energy companies.
In response to these issues, regulators have increasingly been focused on ensuring companies are providing appropriate and timely disclosures and protections to stakeholders that could have been adversely impacted by a breach in a company’s cyber infrastructure.
On July 26, 2023, the SEC approved final rules requiring public companies to report cybersecurity incidents deemed material within four days of identifying them, detailing their nature, scope, timing, and material impact under Item 1.05 on Form 8-K.
Furthermore, in annual reports, companies must disclose their processes for assessing, identifying, and managing material cybersecurity risks, along with their material effects; and describe whether any risks from prior incidents have materially affected its business strategy, results of operations, or financial condition (or are reasonably likely to), pursuant to Regulation S-K Item 106. Item 106 will also require registrants to describe the board of directors’ oversight of risks from cybersecurity threats and management’s role and expertise in assessing and managing material risks from cybersecurity threats. Similar rules were also adopted for foreign private issuers. The final rules became effective on September 5, 2023.
Given the regulatory focus on, and the potential adverse outcomes from, cyber-related issues, many investors view cyber risk as material for all companies. Accordingly, it is critical that companies evaluate and mitigate these risks to the greatest extent possible. 31 With that view, all issuers are encouraged to provide clear disclosure concerning the role of the board in overseeing issues related to cybersecurity, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue. Such disclosure can help shareholders understand the seriousness with which companies take this issue.

2026 Benchmark Policy Guidelines — United States	30
In the absence of material cyber incidents, the Benchmark Policy will generally not make voting recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues. However, in instances where cyber-attacks have caused significant harm to shareholders, the board’s oversight of cybersecurity as well as the company’s response and disclosures will be closely evaluated.
Moreover, in instances where a company has been materially impacted by a cyber-attack, it is reasonable for shareholders to expect periodic updates communicating the company’s ongoing progress towards resolving and remediating the impact of the cyber-attack. Shareholders are best served when such updates include (but are not necessarily limited to) details such as when the company has fully restored its information systems, when the company has returned to normal operations, what resources the company is providing for affected stakeholders, and any other potentially relevant information, until the company considers the impact of the cyber-attack to be fully remediated. These disclosures should focus on the company’s response to address the impacts to affected stakeholders and should not reveal specific and/or technical details that could impede the company’s response or remediation of the incident or that could assist threat actors.
In such instances, the Benchmark Policy may recommend against appropriate directors if the board’s oversight, response or disclosure concerning cybersecurity-related issues is found to be insufficient, or are not provided to shareholders.
Board Oversight of Artificial Intelligence
In recent years, companies have rapidly begun to develop and adopt uses for artificial intelligence (AI)
technologies throughout various aspects of their operations. Deployed and overseen effectively, AI technologies have the potential to make companies’ operations and systems more efficient and productive. However, as the use of these technologies has grown, so have the potential risks associated with companies’ development and use of AI. Given these potential risks, boards should be cognizant of, and take steps to mitigate exposure to, any material risks that could arise from their use or development of AI.
Companies that use or develop AI technologies should consider adopting strong internal frameworks that include ethical considerations and ensure they have provided a sufficient level of oversight of AI.  As such, boards may seek to ensure effective oversight and address skills gaps by engaging in continued board education and/or appointing directors with AI expertise. With that view, all companies that develop or employ the use of
AI in their operations should provide clear disclosure concerning the role of the board in overseeing issues related to AI, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue. Such disclosure can help shareholders understand the seriousness with which companies take this issue.
While market best practice indicates that it is important that these issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, generally, companies should determine the best structure for this oversight. This oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
In the absence of material incidents related to a company’s use or management of AI-related issues, the
Benchmark Policy will generally not make voting recommendations on the basis of a company’s oversight of, or disclosure concerning, AI-related issues. However, in instances where there is evidence that insufficient oversight and/or management of AI technologies has resulted in material harm to shareholders, the Benchmark
Policy will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of AI-related risks. It will also closely evaluate the board’s response to, and management of, this issue as well as any associated disclosures and may recommend against
32 This policy will generally apply to companies in the following SASB-defined industries: agricultural products, air freight &
logistics, airlines, chemicals, construction materials, containers & packaging, cruise lines, electric utilities & power generators, food retailers & distributors, health care distributors, iron & steel producers, marine transportation, meat, poultry & dairy, metals & mining, non-alcoholic beverages, oil & gas, pulp & paper products, rail transportation, road transportation, semiconductors, waste management.

2026 Benchmark Policy Guidelines — United States	31
appropriate directors if the board’s oversight, response or disclosure concerning AI-related issues is found to be insufficient.
Board Accountability for Environmental and Social Performance
The Benchmark Policy carefully monitors companies’ performance with respect to environmental and social issues, including those related to climate and human capital management. In situations where a company has not properly managed or mitigated material environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, the Benchmark Policy may recommend that shareholders vote against the members of the board who are responsible for oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, the Benchmark Policy may recommend that shareholders vote against members of the audit committee. In making these determinations, the Benchmark Policy will carefully review the situation, its effect on shareholder value, as well as any corrective action or other response made by the company.
For more information on how the Benchmark Policy evaluates environmental and social issues, please see the
“Overall Approach to ESG” section of these guidelines as well as the comprehensive Benchmark Policy Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
Board Accountability for Climate-Related Issues
Given the exceptionally broad impacts of a changing climate on companies, the economy, and society in general, climate risk can present a material risk for companies in all industries. Accordingly, it is important that boards consider and evaluate their operational resilience under lower-carbon scenarios. While all companies maintain exposure to climate-related risks, additional consideration should be given to, and disclosure should be provided by, those companies whose own GHG emissions represent a financially material risk. For companies with this increased risk exposure, the Benchmark Policy evaluates whether companies are providing clear and comprehensive disclosure regarding these risks, including how they are being mitigated and overseen. Such information is crucial to allow investors to understand the company’s management of this issue as well as the potential impact of a lower carbon future on the company’s operations.
In line with this view, the Benchmark Policy will carefully examine the climate-related disclosures provided by companies in the S&P 500 index with material exposure to climate risk stemming from their own operations,32 as well as companies where their emissions, climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk, in order to assess whether they have produced disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD), IFRS S2 Climate-related
Disclosures, or other equivalent climate reporting framework. The Benchmark Policy will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-
related issues. In instances where either (or both) of these disclosures are found to be absent or significantly lacking, the Benchmark Policy may recommend voting against the chair of the committee (or board) charged with oversight of climate-related issues, or if no committee has been charged with such oversight, the chair of the governance committee. Further, the Benchmark Policy may extend this recommendation on this basis to
33  For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of
248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2025 Spencer Stuart Board Index indicates that,
56% of S&P 500 CEOs do not serve on a public company board in addition to their own, while 41.6% of S&P 500 CEOs serve on one additional public board, 1.4% of CEOs serve on two additional public company boards, and no CEOs serve on three.
34 When the executive officer in question serves only as an executive at a special purpose acquisition company (SPAC) the
Benchmark Policy will generally apply the higher threshold of five public company directorships.

2026 Benchmark Policy Guidelines — United States	32
additional members of the responsible committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size, industry and its overall governance profile.
Director Commitments
Directors should have the necessary time to fulfill their duties to shareholders, as overcommitted directors may pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.33 As a result, the Benchmark Policy generally recommends that shareholders vote against a director who serves as an executive officer (other than executive chair) of any public company34 while serving on more than one external public company board, a director who serves as an executive chair of any public company while serving on more than two external public company boards, and any other director who serves on more than five public company boards.
Because executives will primarily devote their attention to executive duties, the Benchmark Policy generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.
When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, the Benchmark Policy may consider other potentially relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), the specific duties and responsibilities of that role will be evaluated in determining whether an exception is warranted.
The Benchmark Policy may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. This rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. The Benchmark Policy will also generally refrain from recommending a vote against a director who serves on an excessive number of boards within a consolidated group of companies in related industries, or a director who represents a firm whose sole purpose is to manage a portfolio of investments which include the company.
35  The Benchmark Policy will generally refrain from recommending against a director who provides consulting services for the company if the director is excluded from membership on the board’s key committees and we have not identified significant governance concerns with the board.
36  The Benchmark Policy does not apply a look-back period for this situation. The interlock policy applies to both public and private companies. On a case-by-case basis, other types of interlocking relationships will be evaluated, such as interlocks with close family members of executives or within group companies. Further, the analysis also evaluates multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
37  Refer to the “Governance Structure and the Shareholder Franchise” section for further discussion of anti-takeover measures, including poison pills.

2026 Benchmark Policy Guidelines — United States	33
Other Considerations
In addition to the three key characteristics — independence, performance, experience —used to evaluate board members, the Benchmark Policy also considers conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.
Conflicts of Interest
Board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, the Benchmark Policy recommends that shareholders vote against the following types of directors:
•A CFO who is on the board: The CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, the CFO should report to the board and not be a member of it.
•A director who provides — or a director who has an immediate family member who provides — material consulting or other material, professional services to the company. These services may include legal, consulting,35 or financial services. These relationships may create conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.
•A director, or a director who has an immediate family member, who is engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000.
Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against those of shareholders.
•Interlocking directorships: CEOs or other top executives who serve on each other’s boards can create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.36
•All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.37 In the event a board is classified and shareholders are, therefore, unable to vote against all directors, the Benchmark Policy will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, the Benchmark Policy will consider recommending that shareholders vote against

2026 Benchmark Policy Guidelines — United States	34
all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, the Benchmark Policy will consider recommending that shareholders vote against the entire board.
Size of the Board of Directors
While there is no consensus on a universally applicable optimal board size, market best practice indicates that, absent compelling circumstances, boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, the Benchmark Policy typically recommends voting against the chair of the nominating committee
(or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.
Controlled Companies
Controlled companies warrant certain exceptions to the Benchmark Policy’s independence standards. The board’s function is to protect shareholder interests; however, when an individual or entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, the Benchmark Policy does not apply the usual two-thirds board independence rule and, therefore, will not recommend voting against boards whose composition reflects the makeup of the shareholder base.
Independence Exceptions
The independence exceptions made for controlled companies are as follows:
•The Benchmark Policy does not require that controlled companies have boards that are at least two-
thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, the presence of non-independent board members is acceptable.
•The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
oStanding nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base can make such committees weak and irrelevant.
oIndependent compensation committees at controlled companies are also unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder base whose voting power ensures the protection of its interests. As such, having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders, many investors agree that insiders should not serve on the

2026 Benchmark Policy Guidelines — United States	35
compensation committee. Therefore, the Benchmark Policy will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.
•Controlled companies do not need an independent chair or an independent lead or presiding director.
Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder base whose voting power ensures the protection of its interests.
Size of the Board of Directors
The Benchmark Policy has no board size requirements for controlled companies.
Audit Committee Independence
Despite a controlled company’s status, unlike for the other key committees, market best practice indicates that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest. As such, the Benchmark Policy typically recommends that shareholders vote against any affiliated or inside director serving on an audit committee.
Board Responsiveness at Multi-Class Companies
At controlled companies and companies that have multi-class share structures with unequal voting rights, the level of approval or disapproval attributed to unaffiliated shareholders will be carefully examined when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, the Benchmark Policy analysis will generally include an examination of the level of approval or disapproval attributed to unaffiliated shareholders on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, boards should engage with shareholders and demonstrate some initial level of responsiveness;
and when a majority or more of unaffiliated shareholders vote contrary to management, boards should engage with unaffiliated shareholders and provide a more robust response to fully address shareholder concerns.
Significant Shareholders
Where an individual or entity holds between 20-50% of a company’s voting power, the Benchmark Policy allows for proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.
Governance Following an IPO, Spin-Off, or Direct Listing
Companies that have recently completed an initial public offering (IPO), spin-off, or direct listing should generally be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. The Benchmark Policy typically refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.
However, some cases warrant shareholder action against the board of a company that has completed an IPO, spin-off, or direct listing within the past year. When evaluating companies that have recently gone public, the

2026 Benchmark Policy Guidelines — United States	36
analysis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. Many investors view board approval of highly restrictive governing documents as a problematic governance practice and believe that such boards have demonstrated that they may subvert shareholder interests following the IPO. In the evaluation of the governing documents, the Benchmark Policy will consider:
•The adoption of anti-takeover provisions, such as a poison pill or classified board.
•Supermajority vote requirements to amend governing documents.
•The presence of exclusive forum or fee-shifting provisions.
•The presence of mandatory arbitration provisions.
•Whether shareholders can call special meetings or act by written consent.
•The voting standard provided for the election of directors.
•The ability of shareholders to remove directors without cause.
•The presence of evergreen provisions in the company’s equity compensation arrangements.
•The presence of a multi-class share structure that does not afford common shareholders voting power that is aligned with their economic interest.
In cases where it has been determined that the board has approved overly restrictive governing documents, the
Benchmark Policy will generally recommend voting against members of the governance committee. If there is no governance committee, or if a portion of such committee members are not standing for election due to a classified board structure, the recommendation may be expanded to additional director nominees, based on who is standing for election.
In cases where, preceding an IPO, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, the
Benchmark Policy will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure). In the case of a multi-class share structure, if these provisions are put to a shareholder vote, the analysis will examine the level of approval or disapproval attributed to unaffiliated shareholders when determining the vote outcome.
Adopting an anti-takeover device can unfairly penalize future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulating management for a substantial amount of time.
In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.
38 Where a company is not included in a relevant stock index (i.e. S&P 500, Russell 1000, or Russell 3000) due to its status as a dual-listed or foreign-incorporated company and has comparable market capitalization as companies included in the relevant index, the Benchmark Policy will generally apply the policies that relate to companies included in the relevant index.

2026 Benchmark Policy Guidelines — United States	37
Governance Following a Business Combination with a Special Purpose Acquisition
Company
The business combination of a private company with a publicly traded special purpose acquisition company
(SPAC) facilitates the private entity becoming a publicly traded corporation. Thus, the business combination represents the private company’s de-facto IPO.  Some cases may warrant shareholder action against the board of a company that has completed a business combination with a SPAC within the past year.
At meetings where shareholders vote on the business combination of a SPAC with a private company, shareholders are generally voting on a new corporate charter for the post-combination company as a condition for approval of the business combination. In many cases, shareholders are faced with the dilemma of having to approve corporate charters that severely restrict shareholder rights to facilitate the business combination.
Therefore, when shareholders are required to approve binding charters as a condition for approval of a business combination with a SPAC, many investors expect that shareholders be provided with advisory votes on material charter amendments as a means to voice their opinions on such restrictive governance provisions.
When evaluating companies that have recently gone public via a business combination with a SPAC, the
Benchmark Policy will review the terms of the applicable governing documents to determine whether shareholder rights are being severely restricted indefinitely and whether these restrictive provisions were put forth for a shareholder vote on an advisory basis at the prior meeting where shareholders voted on the business combination.
In cases where, prior to the combined company becoming publicly traded, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, the Benchmark Policy will generally recommend voting against all members of the board who served at the time of the combined company becoming publicly traded if the board: (i) did not also submit these provisions to a shareholder vote on an advisory basis at the prior meeting where shareholders voted on the business combination; (ii) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the company becoming publicly traded; or (iii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure).
As previously stated, the Benchmark Policy takes the view that adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. Accordingly, the same principles outlined in the above section regarding the adoption of anti-takeover devices also apply to companies who have recently completed a business combination.
Dual-Listed or Foreign-Incorporated Companies
For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the
U.S., the Benchmark Policy applies the governance standard most relevant in each situation.38 The Benchmark

2026 Benchmark Policy Guidelines — United States	38
Policy will consider a number of factors in determining which country-specific governance standard to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.
OTC-listed Companies
Companies trading on the OTC Bulletin Board are not considered “listed companies” under SEC rules and therefore not subject to the same governance standards as listed companies. Nonetheless, more stringent corporate governance standards should be applied to these companies given that their shares are still publicly traded.
When reviewing OTC companies, the analysis will review the available disclosure relating to the shareholder meeting to determine whether shareholders are able to evaluate several key pieces of information, including: (i)
the composition of the board’s key committees, if any; (ii) the level of share ownership of company insiders or directors; (iii) the board meeting attendance record of directors; (iv) executive and non-employee director compensation; (v) related-party transactions conducted during the past year; and (vi) the board’s leadership structure and determinations regarding director independence.
The Benchmark Policy raises particular concern when company disclosure lacks any information regarding the board’s key committees. Committees of the board are an essential tool for clarifying how the responsibilities of the board are being delegated, and specifically for indicating which directors are accountable for ensuring: (i) the independence and quality of directors, and the transparency and integrity of the nominating process; (ii)
compensation programs that are fair and appropriate; (iii) proper oversight of the company’s accounting, financial reporting, and internal and external audits; and (iv) general adherence to principles of good corporate governance.
In cases where shareholders are unable to identify which board members are responsible for ensuring oversight of the above-mentioned responsibilities, the Benchmark Policy may consider recommending against certain members of the board. It is the responsibility of the corporate governance committee to provide thorough disclosure of the board’s governance practices. In the absence of such a committee, it is appropriate to hold the board’s chair or, if such individual is an executive of the company, the longest-serving non-executive board member accountable.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s advisor are on the board and management takes on a different role from that of regular public companies. Thus, the Benchmark Policy focuses on a short list of requirements, although many of the Benchmark Policy guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
•Size of the board of directors — The board should be made up of between five and twenty directors.
•The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment advisor should serve on the board.

2026 Benchmark Policy Guidelines — United States	39
•Independence of the audit committee — The audit committee should consist solely of independent directors.
•Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:
•Independence of the board —Market best practice indicates that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent. However, in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%, and the following year a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
•When the auditor is not up for ratification — The Benchmark Policy does not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor of an investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.
•Non-independent chair —The Benchmark Policy generally prefers that the roles of a mutual fund’s chair and CEO should be separate. Accordingly, it recommends voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director.
•Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s
(ICI) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, the Benchmark
Policy does not maintain a cap on the number of outside mutual fund boards that a director can serve
on.
Declassified Boards
Investors broadly view the repeal of staggered boards and the annual election of directors favorably. Generally, staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii)
in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
39  Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further
Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).
40  Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
41  Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders:  Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
42  Spencer Stuart Board Index, 2025, p. 46.
43  Brad Goldberg, Michael Mencher, and Vince Flynn, “Proxy Season Highlights: Shareholder and Management Proposals,”
Cooley LLP, July 22, 2025.

2026 Benchmark Policy Guidelines — United States	40
Some research has indicated that shareholders are worse off when a staggered board blocks a transaction, and that, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.39 Additional research found that charter-based staggered boards “reduce the market value of a firm by
4% to 6% of its market capitalization” and that “staggered boards bring about, and not merely reflect, this reduction in market value.”40 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”41
Shareholders have increasingly come to agree with this view. In 2025, 89% of S&P 500 companies had declassified boards, up from 68% in 2009.42 Management proposals to declassify boards are typically approved with near unanimity and shareholder proposals on the topic often receive strong shareholder support; in 2025, shareholder proposals requesting that companies declassify their boards received average support of 77.9%
(excluding abstentions and broker non-votes).43 Further, in the first half of 2025, over half of all those companies targeted by shareholder proposals requesting that all directors stand for election annually did not recommend that shareholders oppose the resolution, a departure from the more typical management recommendation to vote against shareholder proposals.
Given that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value, and the established shareholder opposition to such a structure, the
Benchmark Policy supports the declassification of boards and the annual election of directors.
Board Composition and Refreshment
Many investors support routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. The Benchmark Policy is of the view that the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.
A director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, in rare circumstances, a lack of refreshment can contribute to inadequate board responsiveness to poor company performance.
The Benchmark Policy will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new directors have joined the board in the past five years. While the analysis will highlight this as a potential area of concern, the Benchmark Policy will not make recommendations strictly on this basis, unless other governance or board performance concerns are identified.

2026 Benchmark Policy Guidelines — United States	41
On occasion, age or term limits can be used to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits to force change in such circumstances.
While age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Accordingly, many shareholders favor monitoring the board’s overall composition, including the diversity of its members, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should not waive such limits. In cases where the board waives its term/age limits for two or more consecutive years, the Benchmark Policy will generally recommend that shareholders vote against the nominating and/or governance committee chair, unless a compelling rationale is provided for why the board is proposing to waive this rule, such as consummation of a corporate transaction.
Board Diversity
The Benchmark Policy’s approach to providing proxy voting guidance considering diversity factors at U.S.
companies and its display in Proxy Papers was modified in March 2025. For more information, please see the
2025 Supplemental Statement on Diversity Considerations at US Companies.
Many investors consider it important to ensure that the board is composed of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. Accordingly, the Benchmark Policy closely reviews the board’s composition for representation of diverse director candidates. For further information on board diversity, please see In-Depth Report: Board
Gender Diversity.
Board Gender Diversity
The nominating and governance committee is responsible for ensuring sufficient board diversity, or for publicly communicating its rationale or a plan for increasing diversity. As such, the Benchmark Policy will generally recommend voting against the chair of the nominating committee of a board that is not at least 30% gender diverse, or all members of the nominating committee of a board with no gender diverse directors, at companies within the Russell 3000 index. For companies outside the Russell 3000 index, the Benchmark Policy requires a minimum of one gender diverse director.
When making these voting recommendations, a company’s disclosure of its diversity considerations will be carefully reviewed and the Benchmark Policy may refrain from recommending that shareholders vote against directors when boards have provided sufficient rationale for the lack of diversity or a plan to address the lack of diversity, including a timeline of when the board intends to appoint additional gender diverse directors
(generally by the next annual meeting or as soon as reasonably practicable).
The gender diversity recommendations may be extended to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile.

2026 Benchmark Policy Guidelines — United States	42
Board Underrepresented Community Diversity
The Benchmark Policy will generally recommend against the chair of the nominating committee of a board with fewer than one director from an underrepresented community at companies within the Russell 1000 index.
The Benchmark Policy defines “underrepresented community director” as an individual who self-identifies as
Black, African American, North African, Middle Eastern, Hispanic, Latino, Asian, Pacific Islander, Native American,
Native Hawaiian, or Alaskan Native, or who self-identifies as a member of the LGBTQIA+ community. For the purposes of this evaluation, the analysis will rely solely on self-identified demographic information as disclosed in company proxy statements.
When making these voting recommendations,  a company’s disclosure of its diversity considerations will be carefully reviewed and the Benchmark Policy may refrain from recommending that shareholders vote against directors when boards have provided a sufficient rationale or plan to address the lack of diversity on the board, including a timeline to appoint additional directors from an underrepresented community (generally by the next annual meeting or as soon as reasonably practicable).
These recommendations may be extended to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board structure, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile.
State Laws on Diversity
Several states have begun to encourage board diversity through legislation. Some state laws have imposed mandatory board composition requirements, while other states have enacted legislation that encourages companies to diversify their boards, but does not mandate board composition requirements. Furthermore, several states have enacted or considered enacting certain disclosure or reporting requirements in filings made with each respective state annually.
The Benchmark Policy will recommend in accordance with mandatory board composition requirements set forth in applicable state laws when they come into effect. It will generally refrain from recommending shareholder opposition to directors on this basis when applicable state laws do not mandate board composition requirements, are non-binding, or solely impose disclosure or reporting requirements.
Disclosure of Director Diversity and Skills
Company disclosure is critical to allow shareholders to measure the mix of diverse attributes and skills of directors. Accordingly, at companies in the Russell 1000 index, the Benchmark Policy analysis includes a review of how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii)
whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (aka “Rooney Rule”); and (iv) board skills disclosure. Such ratings will help inform the assessment of a company’s overall governance and may be a contributing factor in voting recommendations when additional board-related concerns have been identified.
At companies in the Russell 1000 index that have not provided any disclosure in any of the above categories, the
Benchmark Policy will generally recommend voting against the chair of the nominating and/or governance

2026 Benchmark Policy Guidelines — United States	43
committee. Further, when companies in the Russell 1000 index have not provided any disclosure of individual or aggregate racial/ethnic minority board demographic information, the Benchmark Policy will generally recommend voting against the chair of the nominating and/or governance committee.
Proxy Access
In lieu of running their own contested election, proxy access not only allows certain shareholders to nominate directors to company boards but also ensures that the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Market best practice generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have the ability to nominate candidates to the board.
Companies generally seek shareholder approval to amend their bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. The Benchmark Policy considers several factors when evaluating whether to support proposals for companies to adopt proxy access, including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.
For a discussion of Benchmark Policy approach to shareholder proposals regarding proxy access, refer to Glass
Lewis’ Benchmark Policy Guidelines for Shareholder Proposals & ESG-Related Issues, available at
www.glasslewis.com.
Majority Vote for Election of Directors
To promote a basic level of director accountability, investors broadly agree that companies should require that directors must receive a majority of votes cast to be elected. Unlike a plurality vote standard, a majority voting standard allows shareholders to collectively vote to reject a director they believe will not pursue and protect their best interests, which many investors view as leading to more attentive directors. For a detailed overview of voting standards for director elections in the U.S., please refer to the Market Overview – U.S. Election of
Directors Voting Standards.
Majority Voting Standards
In line with CII’s Policies on Corporate Governance and ICGN’s Global Governance Principles and in accordance with broad investor sentiment, directors should generally be elected by a majority of votes cast in uncontested elections. Further, many investors expect that directors who fail to receive the support of a majority of votes cast in an uncontested election step down from the board as soon as practicable and not be reappointed.
Majority voting standards have been adopted by most large cap and S&P 500 companies. Under a majority voting standard, uncontested nominees are elected to the board when they receive a higher number of votes cast "for" than the number of votes cast "against".
Most, though not all, majority voting policies contain resignation clauses, whereby nominees who fail to receive a majority of shareholder votes must submit their conditional resignation to the board. The board may opt to
44  Spencer Stuart Board Index, 2025, p. 46.

2026 Benchmark Policy Guidelines — United States	44
either accept or reject the nominee's resignation, which gives the board final authority over whether to accept the outcome of the shareholders' vote.
However, majority voting alongside a resignation policy may be viewed by investors as insufficient, because requiring a director to resign is not the same as requiring a majority vote to elect a director. As such, this modified approach does not allow shareholders to have a definitive voice in the election process. As of 2025,
88% of the S&P 500 Index has implemented a resignation policy for directors failing to receive majority shareholder support, compared to 65% in 2009.44
Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. The Benchmark
Policy will, therefore, generally support proposals calling for the election of directors by a majority vote, except in cases of contested director elections. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.
Plurality Voting Standards
Plurality voting remains the default voting standard for uncontested elections of directors at most mid- and small-cap companies. Under a plurality voting standard, director nominees receiving the most “for” votes are elected to office until all available board seats are filled, regardless of whether those nominees receive a majority of votes cast in favor of their election (i.e., more than 50% of the total votes). As a result, in an uncontested election, where the number of director nominees is equal to the number of available board seats, it is possible for a nominee to secure their election by receiving a single “for” vote.
Generally, in a plurality election shareholders who wish to oppose a nominee can only “withhold” their vote, rather than vote “against”. While withholding a vote provides shareholders with a symbolic means of communicating their disapproval of a candidate, it has no legal effect on the outcome of the election and is thus equivalent to an abstention. Though it is rare, this means that in some cases directors receiving a greater number of “withhold” votes than “for” votes can be elected to office.
Conflicting and Excluded Proposals
SEC Rule 14a-8(i)(9) allows companies to exclude shareholder proposals “if the proposal directly conflicts with one of the company’s own proposals to be submitted to shareholders at the same meeting.” On October 22,
2015, the SEC issued Staff Legal Bulletin No. 14H (SLB 14H) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increased the burden on companies to prove to SEC staff that a conflict exists; therefore, many companies still chose to place management proposals alongside similar shareholder proposals in many cases.
During the 2018 proxy season, a new trend in the SEC’s interpretation of this rule emerged. Upon submission of shareholder proposals requesting that companies adopt a lower special meeting threshold, several companies petitioned the SEC for no-action relief under the premise that the shareholder proposals conflicted with management’s own special meeting proposals, even though the management proposals set a higher threshold than those requested by the proponent. No-action relief was granted to these companies; however, the SEC stipulated that the companies must state in the rationale for the management proposals that a vote in favor of

2026 Benchmark Policy Guidelines — United States	45
management’s proposal was tantamount to a vote against the adoption of a lower special meeting threshold. In certain instances, shareholder proposals to lower an existing special meeting right threshold were excluded on the basis that they conflicted with management proposals seeking to ratify the existing special meeting rights.
The exclusion of these shareholder proposals can be problematic as, in these instances, shareholders are not offered any enhanced shareholder right, nor would the approval (or rejection) of the ratification proposal initiate any type of meaningful change to shareholders’ rights.
In instances where companies have excluded shareholder proposals, such as those instances where special meeting shareholder proposals are excluded as a result of “conflicting” management proposals, the Benchmark
Policy will take a case-by-case approach, taking into account the following issues:
•The threshold proposed by the shareholder resolution;
•The threshold proposed or established by management and the attendant rationale for the threshold;
•Whether management’s proposal is seeking to ratify an existing special meeting right or adopt a bylaw that would establish a special meeting right; and
•The company’s overall governance profile, including its overall responsiveness to and engagement with shareholders.
The Benchmark Policy generally favors a 10-15% special meeting right. Accordingly, it will generally recommend voting for management or shareholder proposals that fall within this range. When faced with conflicting proposals, the Benchmark Policy will generally recommend in favor of the lower special meeting right and will recommend voting against the proposal with the higher threshold.
However, in instances where there are conflicting management and shareholder proposals and a company has not established a special meeting right, the Benchmark Policy may recommend that shareholders vote in favor of the shareholder proposal and that they abstain from a management-proposed bylaw amendment seeking to establish a special meeting right. An abstention can ensure that shareholders are sending a clear signal regarding their preference for the appropriate threshold for a special meeting right, while not directly opposing the establishment of such a right.
In cases where the company excludes a shareholder proposal seeking a reduced special meeting right by means of ratifying a management proposal that is materially different from the shareholder proposal, the Benchmark
Policy will generally recommend voting against the chair or members of the governance committee. In other instances of conflicting management and shareholder proposals, the Benchmark Policy will consider the following:
•The nature of the underlying issue;
•The benefit to shareholders of implementing the proposal;
•The materiality of the differences between the terms of the shareholder proposal and management proposal;
•The context of a company’s shareholder base, corporate structure and other relevant circumstances;
and
45 Colleen Honigsberg, Robert Jackson. “Exxon’s Suit Against its Own Shareholders Threatens Valuable Bargaining.”
Promarket. July 16, 2024.

2026 Benchmark Policy Guidelines — United States	46
•A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.
In recent years, the considerations given by the SEC when determining whether companies may exclude certain shareholder proposals have been dynamic. As of Fall 2025, these changes have accelerated as the SEC has announced a series of current and planned measures that may significantly change the number and type of shareholder proposals that come to a vote at U.S. companies.
While the impact of these changes and how investors respond to them is uncertain at this time, the Benchmark
Policy will generally approach these matters with the basic premise that shareholders should be afforded the opportunity to vote on matters of material importance. To be sure, the Benchmark Policy respects the limitations placed on shareholder proponents, as certain shareholder proposals can unduly burden companies or cross the line between the purview of shareholders and that of the board. It also recognizes that not all shareholder proposals serve the long-term interests of shareholders.
Nonetheless, the Benchmark Policy views the basic right of shareholders to file proposals as critical to the proper functioning of our system of corporate governance and in the best economic interest of all shareholders. A number of important corporate governance reforms, such as declassified boards and majority voting, would not have been achieved without shareholders' willingness and ability to submit proposals, for which they bear the costs and only realize a portion of the benefits. Empirical evidence has shown that even withdrawn shareholder proposals, such as those on executive compensation, can encourage beneficial corporate practices, thereby benefiting all shareholders.45
The SEC’s ongoing changes and their ramifications will be closely monitored as the 2026 proxy season in the
United States approaches. The Benchmark Policy may be updated prior to or during the 2026 proxy season should its approach to these matters change or regulatory developments warrant such an update.
46  “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20,
October 6, 2008.

2026 Benchmark Policy Guidelines — United States	47
Transparency and Integrity in Financial
Reporting
Auditor Ratification
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the
Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The
Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and those of the shareholders they serve. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”46
On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Auditor rotation can ensure both the independence of the auditor and the integrity of the audit. Accordingly, the Benchmark Policy will typically recommend that shareholders support proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.
On June 1, 2017, the PCAOB adopted new standards to enhance auditor reports by providing additional important information to investors. For companies with fiscal year end dates on or after December 15, 2017, reports were required to include the year in which the auditor began serving consecutively as the company’s auditor. For large accelerated filers with fiscal year ends of June 30, 2019 or later, and for all other companies with fiscal year ends of December 15, 2020 or later, communication of critical audit matters (CAMs) are also
47  An auditor does not audit interim financial statements. Thus, the Benchmark Policy generally will not oppose auditor ratification due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

2026 Benchmark Policy Guidelines — United States	48
required. CAMs are matters that have been communicated to the audit committee, are related to accounts or disclosures that are material to the financial statements, and involve especially challenging, subjective, or complex auditor judgment.
The additional reporting requirements are beneficial for investors as they can provide investors with information that is critical to making an informed judgment about an auditor’s independence and performance.
Furthermore, the additional requirements are an important step toward enhancing the relevance and usefulness of auditor reports, which too often are seen as boilerplate compliance documents that lack the relevant details to provide meaningful insight into a particular audit.
Voting Recommendations on Auditor Ratification
The Benchmark Policy will generally recommend support for a company’s choice of auditor, except when there are credible indications that the auditor’s independence or audit integrity may have been compromised. Where a board has not allowed shareholders to review and ratify an auditor, the Benchmark Policy will typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, the Benchmark Policy will typically recommend voting against the entire audit committee.
Reasons why the Benchmark Policy may not recommend ratification of an auditor include:
•When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
•Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.47
•When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
•When audit fees are excessively low, especially when compared with other companies in the same industry.
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in its financial statements.
•Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.
•Presence of other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
•In determining whether shareholders would benefit from rotating the company’s auditor, where relevant, the Benchmark Policy will consider factors that may call into question an auditor’s effectiveness, including auditor tenure, a pattern of inaccurate audits, and any ongoing litigation or significant controversies. When considering ongoing litigation and significant controversies, the

2026 Benchmark Policy Guidelines — United States	49
Benchmark Policy is mindful that such matters may involve unadjudicated allegations and does not assume the truth of such allegations or that the law has been violated. Instead, the Benchmark Policy focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such lawsuits or other significant controversies reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.
Pension Accounting Issues
A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the context of executive-compensation and the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
In accordance with prevailing market practice, pension credits should generally not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income, as projected income from pensions does not truly reflect a company’s performance.

2026 Benchmark Policy Guidelines — United States	50
The Link Between Compensation and
Performance
The compensation awarded to senior executives is an important area in which the board's priorities are revealed. Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Market best practice indicates that the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.
Comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. The disclosure of performance metrics and goals is an important component in assessing executive compensation. Performance metrics must vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
It is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. Shareholders likely do not need nor would they benefit from detailed reports about individual management employees other than the most senior executives.
Advisory Vote on Executive Compensation
(Say-on-Pay)
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).
This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-U.S. countries and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against”
or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.
Given the complexity of most companies’ compensation programs, the Benchmark Policy applies a highly nuanced approach when analyzing advisory votes on executive compensation. Each company’s compensation is reviewed on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.
Companies should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

2026 Benchmark Policy Guidelines — United States	51
Where specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, the Benchmark Policy will typically recommend that shareholders support the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, additional scrutiny is applied and the Benchmark Policy may recommend a vote against the say-on-pay proposal.
Say-on-pay proposals are reviewed on both a qualitative and quantitative basis, with a focus on several main areas:
•The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;
•The implementation and effectiveness of the company’s executive compensation programs, including pay mix and use of performance metrics in determining pay levels;
•The quality and content of the company’s disclosure;
•The quantum paid to executives; and
•The link between compensation and performance, as indicated by the company’s current and past pay-
for-performance scores.
Significant changes or modifications are reviewed, including post fiscal year-end changes and one-time awards, particularly where the changes touch upon issues that are material to the alignment between pay and shareholder interests. Additionally, while generally rare in the U.S. market, beneficial features such as, but not limited to, post-vesting and/or post-retirement holding requirements may be viewed positively in the holistic analysis.
Say-on-Pay Voting Recommendations
There are many elements that may drive voting recommendations. Informed by market best practices and widespread investor sentiment, the following factors have been identified as particularly important in
Benchmark Policy voting recommendations:
•Evidence of a pattern of poor pay-for-performance practices (e.g., deficient or failing pay-for-
performance scores or a misalignment between incentive payouts and the shareholder experience),
•Unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.),
•Questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or
•Other egregious compensation practices.
The analysis of executive compensation programs is approached on a case-by-case basis.  All factors related to named executive officer compensation are reviewed, including quantitative analyses, structural features, the presence of effective best practice policies, disclosure quality and trajectory-related factors. Except for particularly egregious pay decisions and practices, no one factor would ordinarily lead to an unfavorable

2026 Benchmark Policy Guidelines — United States	52
recommendation under the Benchmark Policy without a review of the company’s rationale and/or the influence of such decisions or practices on other aspects of the pay program, most notably the company’s ability to align executive pay with performance and the shareholder experience.
Although not an exhaustive list, the following factors are generally viewed negatively under the Benchmark
Policy:
•Inappropriate or outsized self-selected peer groups and/or benchmarking issues such as compensation targets set well above the median without adequate justification;
•Egregious or excessive bonuses, equity awards, perquisites or severance payments, including golden handshakes and golden parachutes;
•Insufficient response to low shareholder support on prior say-on-pay and/or other related compensation proposals;
•Problematic contractual payments, such as guaranteed bonuses;
•Adjustments to performance results that lead to problematic pay outcomes;
•Insufficiently challenging performance targets and/or high potential payout opportunities;
•Performance targets that are lowered without justification;
•Discretionary bonuses paid when short- or long-term incentive plan targets were not met;
•High executive pay relative to peers that is not justified by outstanding company performance; and
•Inappropriate terms for the long-term incentive plans (please see “Long-Term Incentives” for more information).
The aforementioned issues influence the assessment of the structure of a company’s compensation program.
Structure is evaluated on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a  compensation program with little to no concerns and market-leading practices, a “Fair” rating represents a  compensation program with some concerns but general adherence to best practices and a “Poor” rating represents a compensation program that deviates significantly from best practice or contains one or more egregious compensation practices. However, it should be noted that this rating is independent of any qualitative assessment used in Glass Lewis’s proprietary pay-for-performance model.
It is important for companies to provide investors with clear and complete disclosure of all the significant terms of compensation arrangements. Similar to structure, disclosure is evaluated on a “Good, Fair, Poor” rating scale.
A “Good” rating represents a thorough discussion of all elements of compensation with rationale. A “Fair” rating represents an adequate discussion of all or most elements of compensation with rationale. A “Poor” rating represents an incomplete or absent discussion of compensation. In instances where a company has simply failed to provide sufficient disclosure of its policies, the Benchmark Policy may recommend that shareholders oppose this proposal solely on this basis, regardless of the appropriateness of compensation levels. Regulatory disclosure rules such as smaller reporting company disclosure standards may condone the omission of key executive compensation information. However, companies should provide sufficient information in the proxy statement to enable shareholders to vote in an informed manner.

2026 Benchmark Policy Guidelines — United States	53
In general, most companies will fall within the “Fair” range for both structure and disclosure, and the “Good”
and “Poor” ratings to highlight outliers.
Where egregious compensation practices are identified, shareholder opposition to the compensation committee may be recommended under the Benchmark Policy based on the practices or actions of its members during the year. Such practices may include approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices. (Refer to the section on "Compensation Committee
Performance" for more information.)
Company Responsiveness
When companies receive a significant level of shareholder opposition to a say-on-pay proposal, defined as when more than 20% of votes on the proposal are cast as “against” and/or “abstain”, it is considered best practice for the board to demonstrate a commensurate level of engagement and responsiveness to the concerns behind the disapproval, with a particular focus on responding to shareholder feedback. When assessing the level of opposition to say-on-pay proposals, the level of opposition among disinterested shareholders as an independent group may also be examined. While sweeping changes may not be made to a compensation program without due consideration, the Benchmark Policy is of the view that the compensation committee should demonstrate its responsiveness to significant opposition in its proxy statement. Although a majority of shareholders may still have voted in favor of the proposal, the average approval rate for say-on-pay proposals is typically above 90%, and support levels substantially below this level are outside of the norm. In general, market expectations regarding the minimum appropriate levels of responsiveness will correspond to the level of shareholder opposition, as expressed both through the magnitude of opposition in a single year, and whether shareholder disapproval continues over a sustained period.
Appropriate responses to significant opposition to compensation plans include engagement with shareholders, especially those that dissented to the proposal, to identify their concerns where possible, and, where reasonable, implementing changes and/or making commitments that directly address those concerns within the company’s compensation program. In cases where particularly egregious pay decisions caused a say-on-pay proposal to fail, any changes made that directly address structural concerns about the pay decision are considered. In the absence of any evidence in the disclosure that the board is actively engaging shareholders on these issues and responding accordingly, the Benchmark Policy may hold compensation committee members accountable for failing to adequately respond to shareholder opposition. Regarding such recommendations, careful consideration will be given to the level of shareholder opposition, the severity of the issue, and the company’s historical compensation practices.
Pay for Performance
An integral part of a well-structured compensation package is a successful link between pay and performance.
The Glass Lewis proprietary pay-for-performance model, which serves as the primary quantitative analysis, was developed to better evaluate the link between pay and performance. Generally, compensation and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context for clients to determine how well companies link executive compensation to relative performance. The methodology takes a scorecard-based approach in evaluating pay-and-performance alignment. Final alignment

2026 Benchmark Policy Guidelines — United States	54
scores are determined by the weighted sum of up to six tests, each with their own severity rating.  Overall scores and ratings range as follows:
•Severe Concern: 0 to 20 points
•High Concern: 21 to 40 points
•Medium Concern: 41 to 60 points
•Low Concern: 61 to 80 points
•Negligible Concern: 81 to 100 points
The individual tests are as follows:
•Granted CEO Pay vs. TSR
•Granted CEO Pay vs. Financial Performance
•CEO STI Payouts vs. TSR
•Total Granted NEO Pay vs. Financial Performance
•CEO Compensation-Actually-Paid (“CAP”) vs. TSR
•Qualitative Factors (Downward Modifier)
Separately, a specific comparison between the company’s executive pay levels and its peers’ executive pay levels may be discussed in the analysis for additional insight into the score. Likewise, a specific comparison between the company’s performance and its peers’ performance may be reflected in the analysis for further context.
Companies that demonstrate a weaker link (an overall rating of “Severe Concern” or “High Concern”) are more likely to receive a negative recommendation under the Benchmark Policy; however, other qualitative factors are considered in developing recommendations, as each company is reviewed on a case-by-case basis. These additional factors include, but are not limited to: (i) the overall incentive structure; (ii) the trajectory of the program and any disclosed future changes; (iii) the operational, economic and business context for the year in review; (iv) the relevance of selected performance metrics; and (v) reasonable long-term payout levels. These factors may provide sufficient rationale for the Benchmark Policy to recommend in favor of a proposal even if there is an identified disconnect between pay and performance.
In determining the peer groups used in Glass Lewis’s pay-for-performance scores, a proprietary methodology is utilized that considers both market and industry peers, along with each company’s self-disclosed peers and peers of those company-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. Since the peer group is based on an independent, proprietary technique, it will often differ from the one used by the company which, in turn, could affect the resulting analyses. While Glass
Lewis’s independent, rigorous methodology provides a valuable perspective on the company’s compensation program, the company’s self-selected peer group may also be presented in the Proxy Paper for comparative purposes and for supplemental analyses.

2026 Benchmark Policy Guidelines — United States	55
Short-Term Incentives
A short-term bonus or incentive (STI) should be demonstrably tied to performance. Whenever possible, a mix of corporate and individual performance measures is appropriate. Based on prevailing market practice, it is generally expected that performance measures for STI plans are based on company-wide or divisional financial measures as well as non-financial, qualitative or non-formulaic factors, such as those related to safety, environmental issues, and customer satisfaction, when such metrics are material to the company’s overall health. While companies operating in different sectors or markets may seek to utilize a wide range of metrics, these measures should be appropriately tied to a company’s business drivers.
The Benchmark Policy also looks for the disclosure of the threshold, target and maximum performance goals and corresponding payout levels that can be achieved under STI plans and expects stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders, as should any decrease in target and maximum performance goals from the previous year.
Disclosure of some measures or performance targets may include commercially confidential information.
Therefore, in some cases, it may be reasonable to exclude such information, as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies are generally expected to disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.
Where management has received significant short-term incentive payments but overall performance and/or the shareholder experience over the measurement year prima facie appears to be poor or negative, the Benchmark
Policy looks to companies to provide a clear explanation of why these significant short-term payments were made. Also, it is generally expected that any significant changes to the program structure should be accompanied by rationalizing disclosure. Further, where a company has applied upward discretion, which includes lowering goals mid-year, increasing calculated payouts or retroactively pro-rating performance periods, a robust discussion of why the decision was necessary is warranted.
Adjustments to GAAP figures may be considered in assessing the effectiveness of the incentive at tying executive pay with performance. Where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statements should be provided. Moreover, in circumstances where significant adjustments were applied to performance results, thorough, detailed discussion of adjustments akin to a GAAP-to-non-GAAP reconciliation and their impact on payouts within the proxy statement could be warranted. The absence of such enhanced disclosure for significant adjustments will impact the assessment of the quality of disclosure and, in turn, may play a role in the Benchmark Policy’s recommendation on a company’s the advisory vote on executive compensation.
The Benchmark Policy recognizes the importance of the compensation committee’s prudent and responsible exercise of discretion over incentive pay outcomes to account for significant, material events that would otherwise be excluded from performance results of selected metrics of incentive programs. For instance, litigation settlement charges are typically removed from non-GAAP results before the determination of formulaic incentive payouts, or health and safety failures may not be reflected in performance results where companies do not expressly include health and safety metrics in incentive plans. Such events may nevertheless be consequential to corporate performance results, impact the shareholder experience, and, in some cases, present financially material risks. Conversely, certain events may adversely impact formulaic payout results despite being outside executives' control. The Benchmark Policy looks to companies to provide thorough

2026 Benchmark Policy Guidelines — United States	56
discussion of how such events were considered in the committee’s decisions to exercise discretion over incentive payouts.
The use of a non-formulaic plan, alone, does not generally result in a recommendation against a pay program under the Benchmark Policy. If a company has chosen to rely primarily on a subjective assessment or the board’s discretion in determining short-term bonuses, a meaningful discussion of the board’s rationale in determining the bonuses paid as well as a rationale for the use of a non-formulaic mechanism is reviewed within the proxy statement. Particularly where the aforementioned disclosures are substantial and satisfactory, such a structure will not provoke serious concern in the analysis on its own. However, in conjunction with other significant issues in a program’s design or operation, such as a disconnect between pay and performance, the absence of a cap on payouts, or a lack of performance-based long-term awards, the use of a non-formulaic bonus may contribute to a negative recommendation under the Benchmark Policy.
Long-Term Incentives
Equity-based incentive programs, which are often the primary long-term incentive (LTI) for executives, are generally the most significant portion of the overall compensation program. When used appropriately, these programs can provide a vehicle for linking an executive’s pay to company performance, thereby aligning an executive’s interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.
There are certain elements that are common to most well-structured LTI plans. These include:
•No re-testing or lowering of performance conditions;
•Performance metrics that cannot be easily manipulated by management;
•Two or more performance metrics;
•At least one relative performance metric that compares the company’s performance to a relevant peer group or index;
•Vesting and/or performance periods of at least three years;
•Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking;
•Reasonable individual award limits;
•Equity granting practices that are clearly disclosed; and
•Additional post-vesting holding periods to encourage long-term executive share ownership.
In evaluating long-term incentive grants, prevailing market practice generally indicates that at least half of the grant should consist of performance-based awards, putting a material portion of executive compensation at-risk and that the award should be demonstrably linked to the performance of the company. While LTI program structures that do not meet this criterion are noted, such concerns are unlikely to result in negative recommendations under the Benchmark Policy in the absence of other significant issues with program design or operation. Changes to program structure which result in significant reductions or elimination of performance-
based vesting conditions will be assessed on a case-by-case basis. Given the resultant reduction in rigor, if

2026 Benchmark Policy Guidelines — United States	57
changes are not paired with meaningful revisions to other aspects of the program, such as pay quantum and vesting periods, and/or lack a cogent rationale, they are likely to be viewed negatively by many investors.
As with the short-term incentive, many investors recognize the importance of the compensation committee’s judicious and responsible exercise of discretion over incentive pay outcomes to account for significant events that would otherwise be excluded from performance results of selected metrics of incentive programs.
Companies should provide thorough discussion of how such events were considered in the committee’s decisions to exercise discretion or refrain from applying discretion over incentive pay outcomes. Furthermore, considerations related to the use of non-GAAP metrics under the STI plan similarly apply to the long-term incentive program.
Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, to the key value drivers of the company’s business. As with the short-
term incentive plans, the basis for any adjustments to metrics or results should be clearly explained, as should the company’s judgment on the use of discretion and any significant changes to the performance program structure.
While the Benchmark Policy recognizes the inherent complexity of certain performance metrics, measuring a company’s performance with multiple metrics can provide a more complete picture of the company’s performance than a single metric. Further, reliance on just one metric may focus too much management attention on a single target and is, therefore, more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed, as should the rationale for the selection of a specific index or peer group. Internal performance benchmarks should also be disclosed, unless a reasonable case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.
When evaluating potential changes to LTI plans and determining the impact of additional stock awards, the
Benchmark Policy will evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance. Within this context, the pay-for-
performance analyses for the company (see above for more information) and specifically the proportion of total compensation that is stock-based is also reviewed.
Grants of Front-Loaded Awards
Many U.S. companies have chosen to provide large grants, usually in the form of equity awards, that are intended to serve as compensation for multiple years. This practice, often called front-loading, is taken up either in the regular course of business or as a response to specific business conditions and with a predetermined objective. The so-called “mega-grant” (an outsized award to one individual sometimes valued at over $100 million) is sometimes, but not always, provided as a front-loaded award. The Benchmark Policy is generally wary of this granting approach, and, accordingly, may weigh these grants with particular scrutiny.
While the use of front-loaded awards is intended to lock in executive service and incentives, the same rigidity also raises the risk of effectively tying the hands of the compensation committee. As compared with a more responsive annual granting schedule program, front-loaded awards may preclude improvements or changes that reflect evolving business strategies or to respond to other unforeseen factors. Additionally, if structured poorly, early vesting of such awards may reduce or eliminate the retentive power at great cost to shareholders. The considerable emphasis on a single grant can place intense pressure on every facet of its design, amplifying any potential perverse incentives and creating greater room for unintended consequences. In particular, provisions

2026 Benchmark Policy Guidelines — United States	58
around changes of control or separations of service must ensure that executives do not receive excessive payouts that do not reflect shareholder experience or company performance.
A company’s rationale for granting awards under this structure is considered in the analysis, and market expectations are such that any front-loaded awards also include a firm commitment not to grant additional awards for a defined period, as is commonly associated with this practice. Even when such a commitment is provided, unexpected circumstances may lead the board to make additional payments or awards for retention purposes, or to incentivize management towards more realistic goals or a revised strategy. Many investors take a negative view if a company breaks its commitment not to grant further awards, particularly if a convincing rationale is not provided. The multi-year nature of these awards generally lends itself to significantly higher compensation figures in the year of grant than might otherwise be expected. In the qualitative analysis of the grants of front-loaded awards to executives, the Benchmark Policy will consider the quantum of the award on an annualized basis and it may be compared to prior practice and peer data, among other benchmarks.
Additionally, for awards that are granted in the form of equity, the total potential dilutive effect of such award on shareholders is considered.
In situations where the front-loaded award was meant to cover a certain portion of the regular long-term incentive grant for each year during the covered period, analysis of the value of the remaining portion of the regular long-term incentives granted during the period covered by the award will account for the annualized value of the front-loaded portion. Further, the general expectation is that no supplemental grant is awarded during the vesting period of the front-loaded portion.
Linking Executive Pay to Environmental and Social Criteria
Explicit environmental and/or social (E&S) criteria in executive incentive plans, when used appropriately, can serve to provide both executives and shareholders a clear line of sight into a company’s ESG strategy, ambitions, and targets. The inclusion of E&S metrics in compensation programs should be predicated on each company’s unique circumstances. In order to establish a meaningful link between pay and performance, companies must consider factors including their industry, size, risk profile, maturity, performance, financial condition, and any other relevant internal or external factors.
When a company is introducing E&S criteria into executive incentive plans, it is important that shareholders are provided with sufficient disclosure to allow them to understand how these criteria align with the company’s strategies. Additionally, there may be situations where certain E&S performance criteria are reasonably viewed as prerequisites for executive performance, as opposed to behaviors and conditions that need to be incentivized, such as the use of metrics that award executives for ethical behavior or compliance with policies and regulations. Companies should generally provide shareholders with disclosures that clearly lay out the rationale for selecting specific E&S metrics, the target-setting process, and corresponding payout opportunities.
Particularly in the case of qualitative metrics, shareholders should be provided with a clear understanding of the basis on which the criteria will be assessed. Where quantitative targets have been set, shareholders are best served when these are disclosed on an ex-ante basis, or the board should outline why it believes it is unable to do so.
The Benchmark Policy is mindful that not all compensation schemes lend themselves to the inclusion of E&S metrics and is of the view that companies should retain flexibility in not only choosing to incorporate E&S metrics in their compensation plans, but also in the placement of these metrics. For example, some companies may determine that including E&S criteria in the annual bonus may help to incentivize the achievement of short-

2026 Benchmark Policy Guidelines — United States	59
term milestones and allow for more maneuverability in strategic adjustments to long-term goals. Other companies may determine that their long-term sustainability targets are best achieved by incentivizing executives through metrics included in their long-term incentive plans.
One-Time Awards
Shareholders have shown a general wariness of awards granted outside of the standard incentive schemes, as such awards have the potential to undermine the integrity of a company’s regular incentive plans and/or the link between pay and performance. If the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.
However, the Benchmark Policy reviews grants of supplemental awards on a case-by-case and company-by-
company basis to give adequate consideration for unique circumstances. Companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation and a discussion of how the quantum of the award and its structure were determined. Further, such awards should be tied to future service and performance whenever possible.
Additionally, the Benchmark Policy looks to companies making supplemental or one-time awards to describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices are evaluated, as well as the current operating environment.
Contractual Payments and Arrangements
Beyond the quantum of contractual payments, the design of any entitlement is considered. Certain executive employment terms that may help to drive a negative recommendation under the Benchmark Policy, include, but are not limited to:
•Excessively broad change in control triggers;
•Inappropriate severance entitlements;
•Inadequately explained or excessive sign-on arrangements;
•Guaranteed bonuses (especially as a multiyear occurrence); and
•Failure to address any concerning practices in amended employment agreements.
In general, shareholders are wary of terms that are excessively restrictive in favor of the executive, or that could potentially incentivize behaviors that are not in a company’s best interest.
Sign-on Awards and Severance Benefits
There may be certain costs associated with transitions at the executive level. In evaluating the size of severance and sign-on arrangements, the Benchmark Policy considers the executive’s regular target compensation level, or the sums paid to other executives (including the recipient’s predecessor, where applicable).

2026 Benchmark Policy Guidelines — United States	60
Sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts were reached. Further, the details of and basis for any “make-
whole” payments (paid as compensation for awards forfeited from a previous employer) should be provided.
With respect to severance, companies should abide by predetermined payouts in most circumstances. While in limited circumstances some deviations may not be inappropriate, shareholders should be provided with a meaningful explanation of any additional or increased benefits agreed upon outside of regular arrangements.
However, where such predetermined payouts are considered particularly problematic or unfavorable to shareholders, the execution of such payments may result in a negative recommendation under the Benchmark
Policy for the advisory vote on executive compensation.
In the U.S. market, most companies maintain severance entitlements based on a multiple of salary and, in many cases, bonus. Prevailing market practice indicates that a multiple of three or less is reasonable, even in the case of a change in control. The basis and total value of severance should be reasonable and should not exceed the upper limit of general market practice. The inclusion of long-term incentives in cash severance calculations is generally considered inappropriate, particularly given the commonality of accelerated vesting of outstanding long-term incentives and the proportional weight of long-term incentives as a component of total pay. However, the Benchmark Policy will account for additional considerations when reviewing atypically structured compensation approaches.
Change in Control
Double-trigger change in control arrangements, which require both a change in control and termination or constructive termination, are widely regarded as best practice. Any arrangement that is not explicitly double-
trigger may be considered a single-trigger or modified single-trigger arrangement. Companies that allow for committee discretion over the treatment of unvested awards should commit to providing clear rationale for the committee’s ultimate decision as to how such awards will be treated in the event a change in control occurs.
Further, excessively broad definitions of change in control are potentially problematic as they may lead to situations where executives receive additional compensation where no meaningful change in status or duties has occurred.
Excise Tax Gross-ups
Among other entitlements, many investors are strongly opposed to excise tax gross-ups related to IRC § 4999 and their expansion, especially where no consideration is given to the safe harbor limit. The inclusion of excise tax gross-up provisions in new agreements or the addition of such provisions to amended agreements is not acceptable under normal circumstances. In consideration of the fact that minor increases in change-in-control payments can lead to disproportionately large excise taxes, the potential negative impact of tax gross-ups could far outweigh any retentive benefit.
Depending on the circumstances, the addition of new gross-ups around this excise tax may lead the Benchmark
Policy to recommend against a company’s say-on-pay proposal, the chair of the compensation committee, or the entire committee, particularly in cases where a company had previously committed not to provide any such entitlements. For situations in which the addition of new excise tax gross-ups will be provided in connection with a specific change-in-control transaction, this policy may be applied to the say-on-pay proposal, the golden

2026 Benchmark Policy Guidelines — United States	61
parachute proposal and recommendations related to the compensation committee for all involved corporate parties, as appropriate.
Amended Employment Agreements
The Benchmark Policy may view any contractual arrangements providing for problematic pay practices that are not addressed in materially amended employment agreements as a missed opportunity on the part of the company to align its policies with current best practices. Such problematic pay practices include, but are not limited to, excessive change in control entitlements, modified single-trigger change in control entitlements, excise tax gross-ups, and multi-year guaranteed awards.
Recoupment Provisions (Clawbacks)
On October 26, 2022, the SEC adopted Rule 10D-1 under the Securities Exchange Act of 1934. The rule mandates national securities exchanges and associations to promulgate new listing standards requiring companies to maintain recoupment policies (“clawback provisions”). The final clawback listing standards were approved by the
SEC, effective October 2, 2023, and required listed companies to adopt a compliant policy by December 1,  2023.
Clawback provisions play an important role in mitigating excessive risk-taking that may be encouraged by poorly structured variable incentive programs. Current listing standards require recoupment of erroneously awarded payouts to current and former executive officers in the event of an accounting restatement or correction to previous financial statements that is material to the current period, regardless of fault or misconduct.
Excessive risk-taking that can materially and adversely impact shareholders may not necessarily result in such restatements. As such, clawback policies should allow recovery from current and former executive officers in the event of a restatement of financial results or similar revision of performance indicators upon which the awards were based. Additionally, recoupment policies should provide companies with the ability to claw back variable incentive payments (whether time-based or performance-based) when there is  evidence of problematic decisions or actions, such as material misconduct, a material reputational failure, material risk management failure, or a material operational failure, the consequences of which have not already been reflected in incentive payments and where recovery is warranted.
In situations where the company ultimately determines not to follow through with recovery, the Benchmark
Policy will determine the appropriateness of such determination on a case-by-case basis. In particular, it will carefully evaluate whether the company has provided a thorough, detailed discussion of the company's decision to not pursue recoupment and, if applicable, how the company has otherwise rectified the disconnect between executive pay outcomes and negative impacts of their actions on the company and the shareholder experience.
The absence of such enhanced disclosure may impact the assessment of the quality of disclosure and, in turn, may play a role in the overall Benchmark Policy recommendation for the advisory vote on executive compensation. The clawback policy should provide recoupment authority regardless of whether the employment of the executive officer was terminated with or without cause.
Hedging of Stock
The hedging of shares of the companies where executives are employed can sever the alignment of interests of the executive with shareholders. In line with market best practice, companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their share ownership in the company.

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Pledging of Stock
Shareholders should examine the facts and circumstances of each company, rather than apply a one-size-fits-all policy regarding employee stock pledging. Shareholders benefit when employees, particularly senior executives, have meaningful financial interest in the success of the company under their management. As such, there can be benefits to measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.
However, depending on a host of factors, the pledging of shares can present a risk that an executive with a significant number of pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long term. Concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, the issue of pledging shares should be reviewed in that context, as should policies that distinguish between the two groups.
The benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, the Benchmark Policy may consider all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:
•The number of shares pledged;
•The percentage executives’ pledged shares are of outstanding shares;
•The percentage executives’ pledged shares are of each executive’s shares and total assets;
•Whether the pledged shares were purchased by the employee or granted by the company;
•Whether there are different policies for purchased and granted shares;
•Whether the granted shares are time-based or performance-based;
•The overall governance profile of the company;
•The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);
•The nature and cyclicality, if applicable, of the company’s industry;
•The participation and eligibility of executives and employees in pledging;
•The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and
•Disclosure of the extent of any pledging, particularly among senior executives.
Executive Ownership Guidelines
The alignment between shareholder interests and those of executives helps to ensure that executives are acting in the best long-term interests of disinterested shareholders. Companies should facilitate this relationship through the adoption and enforcement of meaningful minimum executive share ownership requirements. They

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should clearly disclose their executive ownership requirements in their CD&A, as well as how the various types of outstanding equity awards are counted or excluded from the ownership level calculation.
In determining whether executives have met the requirements or not, the inclusion of unearned performance-
based full value awards and/or unexercised stock options without cogent rationale may be viewed as problematic. While the inclusion of unearned performance-based equity in the ownership determination renders executive share ownership policies somewhat less effective, performance-based equity compensation still can play an important role in the separate issue of aligning executive pay with performance.
Compensation Consultant Independence
As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. According to the SEC, “no one factor should be viewed as a determinative factor.” This six-factor assessment is an important process for every compensation committee to undertake but companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points, in order to allow shareholders to review the specific aspects of the various consultant relationships.
Compensation consultants are engaged to provide objective, disinterested, and expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Benchmark Policy may note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceed those paid for compensation consulting.
CEO Pay Ratio
As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers are required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. The pay ratio is displayed as a data point in Proxy Papers, as available. While the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it is not a determinative factor in the
Benchmark Policy’s voting recommendations. However, the underlying data may help shareholders evaluate the rationale for certain executive pay decisions such as increases in fixed pay levels.
Frequency of Say-on-Pay
The Dodd-Frank Act requires companies to allow shareholders a non-binding vote on the frequency of say-
on-pay votes (i.e., every one, two or three years). Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.
The submission of say-on-pay votes to shareholders every year is widely regarded as market best practice. The time and financial burdens to a company regarding an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a

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company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, the Benchmark Policy will generally recommend that shareholders support annual votes on compensation.
Vote on Golden Parachute Arrangements
The Dodd-Frank Act requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions.
However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.
The narrative and tabular disclosure of golden parachute arrangements benefits shareholders. The Benchmark
Policy analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double). In cases where new problematic features, such as excise tax gross-up obligations or new and excessive  single-trigger entitlements, are introduced in a golden parachute proposal, such features may contribute to a negative recommendation under the Benchmark Policy. This does not only apply to the golden parachute proposal under review, but may also apply to the next say-on-pay proposal or the reelection of members of the compensation committee of any involved corporate parties.
Equity-Based Compensation Proposals
Equity compensation awards, when not abused, can be useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Equity-based compensation plans are critical components of a company’s overall compensation program, and the Benchmark Policy assesses such plans accordingly based on both quantitative and qualitative factors.
Quantitative analyses assess the plan’s cost and the company’s pace of granting utilizing a number of different tests, comparing the program with absolute limits that are key to equity value creation and with a carefully chosen peer group. In general, the analysis seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) are weighted and the plan is scored in accordance with that weight.
The program’s expected annual expense is compared with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. The plan’s expected annual cost is also compared to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization).
Finally, relative comparisons with averages are not relied on exclusively because, in addition to creeping averages serving to inflate compensation, some absolute limits are warranted.

2026 Benchmark Policy Guidelines — United States	65
Qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions are also considered in the
Benchmark Policy evaluation of equity plans. The choice and use of, and difficulty in meeting, the awards’
performance metrics and targets, if any, are closely reviewed. Significant changes to the terms of a plan should be clearly indicated explained for shareholders. Other factors, such as a company’s size and operating environment, may also be relevant in assessing the severity of concerns or the benefits of certain changes.
Finally, a company’s executive compensation practices in certain situations may be considered as applicable.
The Benchmark Policy evaluates equity plans based on certain overarching principles:
•Companies should seek more shares only when needed;
•Requested share amounts or share reserves should be conservative in size so that companies must seek shareholder approval every three to four years (or more frequently);
•If a plan is relatively expensive, it should not grant options solely to senior executives and board members;
•Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;
•Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;
•The expected annual cost of the plan should be proportional to the business’s value;
•The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;
•Plans should not permit repricing of stock options without shareholder approval;
•Plans should not contain excessively liberal administrative or payment terms;
•Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;
•Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and
•Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.
Meanwhile, for individual equity award proposals where the recipient of the proposed grant is also a large shareholder of the company whose vote can materially affect the passage of the proposal, the company should strongly consider the level of approval from disinterested shareholders before proceeding with the proposed grant. Potential conflicts of interests are noted when vote outcomes can be heavily influenced by the recipient of the grant. A required abstention vote or non-vote from the recipient for an equity award proposal in these situations can help to avoid such conflicts and reflects broad investor sentiment. This favorable feature will be weighed alongside the structure, disclosure, dilution, provided rationale, and other provisions related to the individual award to assess the award’s alignment with long-term shareholder interests.

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Option Exchanges and Repricing
The Benchmark Policy generally opposes the repricing of employee and director options regardless of how it is accomplished. Employees should have some downside risk in their equity-based compensation program and repricing eliminates any such risk. As shareholders have substantial risk in owning stock, the equity compensation of employees and directors should be similarly situated to align their interests with those of shareholders. This will facilitate appropriate risk- and opportunity-taking for the company by employees.
Option grantees who believe they will be “rescued” from underwater options may be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.
In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.
There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In viewing the company’s stock decline as part of a larger trend, it is generally expected that the impact approximately reflects the market or industry price decline in terms of timing and magnitude. In this circumstance, it is fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a scenario, the Benchmark Policy may recommend support for a repricing or option exchange program only if sufficient conditions are met.
The following features are viewed positively when assessing a repricing or exchange proposal:
•Officers and board members are not able to participate in the program; and
•The exchange is value-neutral or value-creative to shareholders using very conservative assumptions.
In evaluating the appropriateness of the program design, the Benchmark Policy considers the inclusion of the following features:
•The vesting requirements on exchanged or repriced options are extended beyond one year;
•Shares reserved for options that are reacquired in an option exchange will permanently retire (i.e., will not be available for future grants) so as to prevent additional shareholder dilution in the future; and
•Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
Option Backdating, Spring-Loading and Bullet-Dodging
Option backdating, and the related practices of spring-loading and bullet-dodging, are generally viewed as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to repricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.
48 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” (2006).

2026 Benchmark Policy Guidelines — United States	67
Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. In past studies, over 270 companies were identified which have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly, whereas bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.48
Where a company granted backdated options to an executive who is also a director, the Benchmark Policy may recommend voting against that individual, regardless of who decided to make the award. In addition, it may recommend voting against those directors who either approved or allowed backdating. Executives and directors who either benefited from backdated options or authorized the practice have failed to act in the best interests of shareholders.
Given the severe tax and legal liabilities to the company from backdating, the Benchmark Policy will consider recommending shareholders oppose members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist, and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, the Benchmark Policy will consider recommending against members of the compensation committee where there has been a pattern of granting options at or near historic lows. In those instances, the Benchmark Policy will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
Director Compensation Plans
Non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and

2026 Benchmark Policy Guidelines — United States	68
potentially compromise the objectivity and independence of non-employee directors. The Benchmark Policy will consider supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design, equity grants to directors should not be performance-based. Where an equity plan exclusively or primarily covers non-employee directors as participants, the plan should not provide for performance-based awards in any capacity.
When non-employee director equity grants are covered by the same equity plan that applies to a company’s broader employee base, Glass Lewis’ propriety equity model may be used, alongside analyst review, to guide the
Benchmark Policy’s voting recommendations. If such a plan broadly allows for performance-based awards to directors or explicitly provides for such grants, the Benchmark Policy may recommend against the overall plan on this basis, particularly if the company has granted performance-based awards to directors in past.
Employee Stock Purchase Plans
Employee stock purchase plans (ESPPs) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. ESPPs are evaluated by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, the Benchmark
Policy will generally support these plans given the regulatory purchase limit of $25,000 per employee per year.
The number of shares requested for an ESPP will also be assessed to see if it significantly contributes to overall shareholder dilution or result in shareholders not having a chance to approve the program for an excessive period of time. The Benchmark Policy will generally recommend against ESPPs that contain “evergreen”
provisions that automatically increase the number of shares available under the ESPP each year.
Executive Compensation Tax Deductibility — Amendment to
IRC 162(M)
The “Tax Cut and Jobs Act” of 2017 had significant implications for Section 162(m) of the Internal Revenue Code,
a provision that allowed companies to deduct compensation in excess of $1 million for the CEO and the next three  most highly compensated executive officers, excluding the CFO, if the compensation is performance-
based and is paid under shareholder-approved plans. Amendments to equity plans and changes to compensation programs in response to the elimination of tax deductions under 162(m) are generally not problematic. This specifically holds true if such modifications contribute to the maintenance of a sound performance-based compensation program.
As grandfathered contracts may continue to be eligible for tax deductions under the transition rule for Section
162(m), companies may therefore submit incentive plans for shareholder approval to take advantage of the tax deductibility afforded under 162(m) for certain types of compensation.
Best practice for companies is to provide robust disclosure to shareholders so that they can make fully informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, disclosure should include specific performance metrics, a maximum award pool, and a maximum award

2026 Benchmark Policy Guidelines — United States	69
amount per employee. It is also important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
The Benchmark Policy typically recommends voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using Glass Lewis’s proprietary pay-for performance model) also plays a role in recommendations. Where a company has a record of setting reasonable pay relative to business performance, the Benchmark Policy generally recommends voting in favor of a plan even if the plan caps seem large relative to peers, because there may be value in special pay arrangements for continued exceptional performance.
Overall, the Benchmark Policy is of the view that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit, since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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Governance Structure and the Shareholder
Franchise
Amendments to the Certificate of Incorporation and/or
Bylaws
The Benchmark Policy evaluates proposed amendments to a company's certificate of incorporation and/or bylaws on a case-by-case basis. In general, it will recommend voting for amendments that are unlikely to have a material negative impact on shareholders' interests. Accordingly, the Benchmark Policy generally recommends voting for proposed technical amendments to a company’s certificate of incorporation and/or bylaws, such as editorial amendments or the necessary reflection of changes to corporate law.
The Benchmark Policy is strongly opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit. In such cases, each proposed change will be analyzed on an individual basis, and the Benchmark Policy will recommend voting for the proposal only when, on balance, the amendments are in the best interests of shareholders. Material concerns with a single proposed amendment may lead to a recommendation that shareholders oppose all proposed amendments where these are bundled into a single proposal.
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Many investors view poison pill plans unfavorably. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can, thus, prevent shareholders from receiving a buy-out premium for their stock. The Benchmark Policy typically recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
Generally, boards should be given wide latitude in directing company activities and in charting a company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on, and relation to, shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice in this matter is the only way to safeguard their interests.
In certain circumstances, the Benchmark Policy will support a poison pill plan that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a plan that contains a reasonable qualifying offer clause. The Benchmark Policy will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:
49  Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

2026 Benchmark Policy Guidelines — United States	71
•The form of offer is not required to be an all-cash transaction;
•The offer is not required to remain open for more than 90 business days;
•The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;
•There is no fairness opinion requirement; and
•There is a low to no premium requirement.
Where these requirements are met, it is generally accepted that shareholders will have the opportunity to voice their opinion on any legitimate offer.
NOL Poison Pills
The Benchmark Policy may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”49 In this case, a company may adopt or amend a poison pill (NOL pill) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common
15% or 20% thresholds, with some NOL pill triggers as low as 5%.
In many cases, companies will propose the adoption of bylaw amendments that specifically restrict certain share transfers, in addition to proposing the adoption of a NOL pill. In general, if the Benchmark Policy supports the terms of a particular NOL pill, it will generally support the additional protective amendment in the absence of significant concerns with the specific terms of that proposal.
As with traditional poison pills, NOL pills may deter shareholders from accumulating a position and submitting buyout offers, and potentially serve as entrenchment mechanisms. Certain features, such as low thresholds combined with acting in concert provisions, among other concerning terms, may disempower shareholders and insulate the board and management. When acting in concert provisions are present within the terms of a NOL pill, concerns may be raised as to the true objective of the pill.
Acting in concert provisions broaden the definition of beneficial ownership to prohibit parallel conduct. Parallel conduct includes instances when multiple shareholders who are party to a formal or informal agreement collaborate to influence the board and management of a company. These provisions aggregate the ownership of such shareholders towards the NOL pill’s triggering threshold. Acting in concert provisions broadly limit the voice of shareholders and may diminish their ability to engage in a productive dialogue with the company and with other shareholders. When a board adopts defensive measures without engaging with shareholders, the
Benchmark Policy generally raises concerns regarding the board’s decisions and the overall governance of the company.
As such, NOL pills are evaluated on a strictly case-by-case basis, taking into consideration, among other factors:
(i) the value of the NOLs to the company; (ii) the likelihood of a change of ownership based on the size of the holdings and the nature of the larger shareholders; (iii) the trigger threshold; (iv) the duration of the plan (i.e.,

2026 Benchmark Policy Guidelines — United States	72
whether it contains a reasonable “sunset” provision, generally one year or less);  (v) the inclusion of an acting in concert provision; (vi) whether the pill is implemented following the filing of a Schedule 13D by a shareholder or there is evidence of hostile activity or shareholder activism; and (vii) if the pill is subject to periodic board review and/or shareholder ratification.
Shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, the Benchmark Policy may recommend voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
Fair Price Provisions
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholders when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of these shareholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an
“interested shareholder” by 51% of the voting stock of the company, excluding the shares held by an interested shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than they paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition, which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.
Fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, the independent directors of the board cannot make exceptions even when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders, such as Section 203 of the Delaware Corporations Code, it is generally accepted that it is in the best interests of shareholders to remove fair price provisions.
Control Share Statutes
Certain states, including Delaware, have adopted control share acquisition statutes as an anti-takeover defense for certain closed-end investment companies and business development companies. Control share statutes may prevent changes in control by limiting voting rights of a person that acquires the ownership of “control shares.”
Control shares are shares of stock equal to or exceeding specified percentages of company voting power, and a control share statute prevents shares in excess of the specified percentage from being voted, unless: (i) the

2026 Benchmark Policy Guidelines — United States	73
board approves them to be voted; or (ii) the holder of the “control shares” receives approval from a supermajority of “non-interested” shareholders.
Depending on the state of incorporation, companies may automatically rely on control share statutes unless the fund’s board of trustees eliminates the application of the control share statute for any or all fund share acquisitions, through adoption of a provision in the fund's governing instrument or by fund board action alone.
In certain other states, companies must adopt control share statutes.
Many investors view the adoption of control share statues as a problematic governance practice that disenfranchises shareholders by reducing their voting power to a level less than their economic interest and that effectively function as an anti-takeover device. Market expectations are such that all shareholders should have an opportunity to vote all of their shares. Moreover, anti-takeover measures may prevent shareholders from receiving a buy-out premium for their stock.
As such, the Benchmark Policy will generally recommend voting for proposals to opt out of control share acquisition statutes, unless doing so would allow the completion of a takeover that is not in the best interests of shareholders; and against proposals to amend the charter to include control share acquisition provisions.
Further, in cases where a closed-end fund or business development company has received a public buyout offer and has relied on a control share statute as a defense mechanism in the prior year, the Benchmark Policy will generally recommend shareholders vote against the chair of the nominating and governance committee, absent a compelling rationale as to why a rejected acquisition was not in the best interests of shareholders.
Quorum Requirements
A company’s quorum requirement should be set at a level high enough to ensure that a broad range of shareholders are represented in person or by proxy, but low enough that the company can transact necessary business. Companies in the U.S. are generally subject to quorum requirements under the laws of their specific state of incorporation. Additionally, those companies listed on the NASDAQ Stock Market are required to specify a quorum in their bylaws, provided however that such quorum may not be less than one-third of outstanding shares. Prior to 2013, the New York Stock Exchange required a quorum of 50% for listed companies, although this requirement was dropped in recognition of individual state requirements and potential confusion for issuers. Delaware, for example, requires companies to provide for a quorum of no less than one-third of outstanding shares; otherwise, such quorum shall default to a majority.
Generally, a majority of outstanding shares entitled to vote is an appropriate quorum for the transaction of business at shareholder meetings. However, should a company seek shareholder approval of a lower quorum requirement the Benchmark Policy will consider supporting a reduced quorum of at least one-third of shares entitled to vote, either in person or by proxy. When evaluating such proposals, the specific facts and circumstances of the company, such as size and shareholder base, will also be considered.
Director and Officer Indemnification
While directors and officers should be held to the highest standard when carrying out their duties to shareholders, some protection from liability is reasonable to protect them against certain suits so that these officers feel comfortable taking measured risks that may benefit shareholders. As such, many investors take the

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view that it is appropriate for a company to provide indemnification and/or enroll in liability insurance to cover its directors and officers so long as the terms of such agreements are reasonable.
Officer Exculpation
In August 2022, the Delaware General Assembly amended Section 102(b)(7) of the Delaware General
Corporation Law (DGCL) to authorize corporations to adopt a provision in their certificate of incorporation to eliminate or limit monetary liability of certain corporate officers for breach of fiduciary duty of care. Previously, the DGCL allowed only exculpation of corporate directors from breach of fiduciary duty of care claims if the corporation’s certificate of incorporation includes an exculpation provision.
The amendment authorizes corporations to provide for exculpation of the following officers: (i) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer, (ii) “named executive officers” identified in the corporation’s SEC filings, and (iii) individuals who have agreed to be identified as officers of the corporation.
Corporate exculpation provisions under the DGCL only apply to claims for breach of the duty of care, and not to breaches of the duty of loyalty. Exculpation provisions also do not apply to acts or omissions not in good faith or that involve intentional misconduct, knowing violations of the law, or transactions involving the receipt of any improper personal benefits. Furthermore, officers may not be exculpated from claims brought against them by, or in the right of, the corporation (i.e., derivative actions).
Under Section 102(b)(7), a corporation must affirmatively elect to include an exculpation provision in its certificate of incorporation. The Benchmark Policy closely evaluates proposals to adopt officer exculpation provisions on a case-by-case basis. It will generally recommend voting against such proposals eliminating monetary liability for breaches of the duty of care for certain corporate officers, unless compelling rationale for the adoption is provided by the board, and the provisions are reasonable.
Reincorporation
The Benchmark Policy is generally of the view that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. However, all proposals to reincorporate to a different state or country are reviewed on a case-by-case basis. This review includes the changes in corporate governance provisions, especially those relating to shareholder rights, material differences in corporate statutes and legal precedents, and relevant financial benefits, among other factors, resulting from the change in domicile.
Reincorporation proposals are closely examined for their impact on shareholder rights arising from a change in domicile and governing law, including the following:
•Will shareholders gain/retain certain rights (i.e. the right to call special meetings, the right to act by written consent, the ability to remove directors)?
•Does the proposed new jurisdiction allow for director and officer exculpation and/or exclusive forum provisions?
•What are the fiduciary duties (if any) of directors, officers, and majority shareholders under the new jurisdiction’s statutes?
•What are the material differences in corporate statutes, case law, and judicial systems?
•Is the company proposing to reincorporate to a jurisdiction considered to be a “tax haven”?
50 In cases where a controlled company is seeking to change its domicile, the Benchmark policy will closely evaluate how the independent members of the board came to its recommendation, if the controlling shareholder had any ability to influence the board, and if the proposal is also put to a vote of disinterested shareholders.

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In addition, when examining a proposal to reincorporate, the overall governance of the company will also be considered, including, but not limited to, the following:
•Does the company have anti-takeover protections such as a poison pill or classified board in place?
•Does the company have a significant shareholder or is the company otherwise considered controlled?50
•Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
•Does the company have an independent chair and is the board sufficiently independent?
•Are there other material governance issues of concern at the company? Has the company’s performance matched or exceeded its peers in the past one and three years?
•How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
Where there is a decline in shareholder rights, the financial benefits are de minimis, and the proposed jurisdiction has significantly worse shareholder protections, the Benchmark Policy will generally recommend voting against the transaction.
In addition, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. Shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, the proposal is examined to determine the significant ways the company would benefit from shifting jurisdictions, including an evaluation of the criteria listed above. However, the Benchmark Policy will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
Exclusive Forum and Fee-Shifting Bylaw Provisions
Companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.
Some investors and groups, including CII, are of the view that companies should not attempt to restrict the venue for shareowner claims by adopting charter or bylaw provisions that seek to establish an exclusive forum.
Charter or bylaw provisions that limit a shareholder’s choice of legal venue are generally not in the best interests of shareholders and could effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders may be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware or federal courts for matters arising under the Securities Act of 1933) without compelling evidence that it will benefit shareholders.

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For this reason, the Benchmark Policy will generally recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv)
maintains a strong record of good corporate governance practices.
Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, the importance of the other bundled provisions will be considered when determining the vote recommendation on the proposal. The Benchmark Policy will nonetheless recommend voting against the chair of the governance committee for bundling disparate proposals into a single proposal (refer to the discussion of nominating and governance committee performance in the section of the guidelines “A Board of Directors that Serves Shareholder Interests”).
Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or
“loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face a strong financial disincentive not to sue a company. Therefore, the Benchmark Policy strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. It is worth noting that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws; however, such provisions could still be adopted by companies incorporated in other states.
Mandatory Arbitration Provisions
In September 2025, the SEC issued a policy statement noting that the presence of a provision requiring arbitration of investor claims arising under the federal securities laws would not impact decisions regarding whether to accelerate the effectiveness of a registration statement, thus facilitating companies’ ability to include these provisions in their governing documents if consistent with state law, when contemplating an IPO. Instead, the SEC stated it would focus on the adequacy of the company’s disclosures.
A mandatory arbitration provision requires an investor to arbitrate its claims arising under federal securities laws with the issuer of the securities. Many investors view mandatory arbitration provisions as a governance practice that is generally not in their best interests. Arbitration, while a valid alternative dispute resolution mechanism, may restrict shareholder rights, including the right to initiate legal action in court, participate in court proceedings, and initiate class-action lawsuits, which may be the only practical vehicle for many federal securities law claims.
In addition, this practice keeps proceedings and decisions confidential, unlike public court rulings, thereby limiting transparency and the legal certainty that public court cases provide. As such, shareholders may be wary about approving any restrictions on their legal recourse.
For this reason, in the event that the board has approved highly restrictive governing documents containing mandatory arbitration provisions, among other restrictive provisions, upon completion of a company’s IPO, spin-
off, or direct listing, the Benchmark Policy may recommend voting against members of the governance committee. Furthermore, the Benchmark Policy will generally recommend that shareholders vote against any bylaw or charter amendment seeking to adopt a mandatory arbitration provision unless the company: (i)
provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence

2026 Benchmark Policy Guidelines — United States	77
of abuse of legal processes; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.
Authorized Shares
Adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, the Benchmark Policy will typically review four common reasons why a company might need additional capital stock:
1.Stock Split —Typically three metrics are considered when evaluating whether a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
2.Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. The Benchmark Policy is typically against such defenses and will oppose actions intended to bolster such defenses.
3.Financing for Acquisitions — A company’s history of using stock for acquisitions is reviewed and, if it can be determined, what levels of stock have typically been required to accomplish such transactions is considered. The proxy statement is also reviewed to see whether this is discussed as a reason for the additional shares.
4.Financing for Operations — The company’s cash position and its ability to secure financing through borrowing or other means is reviewed. This review looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.
Issuing additional shares generally dilutes existing holders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, if the company has not detailed a plan for use of the proposed shares, or if the number of shares far exceeds those needed to accomplish a detailed plan, the Benchmark Policy typically recommends against the authorization of additional shares. Similar concerns may also lead the Benchmark
Policy to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.
The Benchmark Policy generally recommends voting against authorizations and/or increases in preferred shares, which allow the board to determine the preferences, limitations and rights of the preferred shares (known as
“blank-check preferred stock”). Granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an anti-takeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. Therefore, the Benchmark
Policy will generally recommend voting against such requests, unless the company discloses a commitment to not use such shares as an anti-takeover defense or in a shareholder rights plan, or a commitment to submit any shareholder rights plan to a shareholder vote prior to its adoption.
While having adequate shares to allow management to make quick decisions and effectively operate the business is critical, it is generally preferred that, for significant transactions, management requests shareholder

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approval for justification of their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
Advance Notice Requirements
The Benchmark Policy typically recommends that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements can make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
Shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, can identify issues on which they have sufficient information and ignoring issues on which they have insufficient information.
Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
Virtual Shareholder Meetings
A growing contingent of companies have elected to hold shareholder meetings by virtual means only. Virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e., a “hybrid meeting”). However, virtual-only meetings also have the potential to curb the ability of shareholders to meaningfully communicate with the company’s management.
Prominent shareholder rights advocates, including CII, have expressed concerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce the board’s accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, the Benchmark Policy looks for robust disclosure in a company’s proxy statement that assures shareholders they will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii)
procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.
The Benchmark Policy will generally recommend voting against members of the governance committee where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.

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Voting Structure
Multi-Class Share Structures
In line with CII’s Policies on Corporate Governance, ICGN’s Global Governance Principles and broad investor sentiment, each share of a company’s common stock should have one vote, companies should not have share classes with unequal voting rights, and certain shareholders should not have power or control disproportionate to their economic interests. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.
Furthermore, many investors agree that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.
Generally, a multi-class share structure reflects negatively on a company’s overall corporate governance.
Because it is widely expected that companies have share capital structures that protect the interests of non-
controlling shareholders as well as any controlling entity, the Benchmark Policy typically recommends that shareholders vote in favor of proposals that would eliminate multi-class share structures. Similarly, the
Benchmark Policy will generally recommend against proposals to adopt a new class of common stock.
Additionally, the Benchmark Policy will generally recommend voting against the chair of the governance committee at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure (generally seven years or less).
In the case of a board that adopts a multi-class share structure in connection with an IPO, spin-off, or direct listing within the past year, the Benchmark Policy will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting the multi-class structure to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of the multi-class structure (generally seven years or less). If the multi-class share structure is put to a shareholder vote, the level of approval or disapproval attributed to unaffiliated shareholders will be examined when determining the vote outcome.
At companies that have multi-class share structures with unequal voting rights, the level of approval or disapproval attributed to unaffiliated shareholders will be considered when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, the level of approval or disapproval attributed to unaffiliated shareholders will generally be examined on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, many investors expect boards to engage with shareholders and demonstrate some initial level of responsiveness, and when a majority or more of unaffiliated shareholders vote contrary to management, boards should engage with unaffiliated shareholders and provide a more robust response to fully address shareholder concerns.

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Cumulative Voting
Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
Cumulative voting proposals are reviewed on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. However, these proposals are typically found on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances, the Benchmark Policy typically recommends in favor of cumulative voting.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), the Benchmark
Policy will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, the Benchmark Policy will also generally recommend voting against cumulative voting proposals if the company has not adopted anti-takeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, the Benchmark Policy will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote.
This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Supermajority Vote Requirements
Supermajority vote requirements may impede shareholder action on ballot items critical to shareholder interests. One key example is in the takeover context, where supermajority vote requirements can severely limit the voice of shareholders in making decisions on such crucial matters as selling the business. This, in turn, degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. In most cases, the Benchmark Policy is of the view that a simple majority is appropriate to approve all matters presented to shareholders.
In cases where a company seeks to abolish supermajority voting requirements, the Benchmark Policy will evaluate such proposals on a case-by-case basis. In certain instances, such as at companies with large or controlling shareholders, supermajority vote requirements may serve to protect the interests of minority shareholders. Therefore, in analyzing such proposals, the Benchmark Policy will take into account additional

2026 Benchmark Policy Guidelines — United States	81
factors including: shareholder structure; quorum requirements; impending transactions – involving the company or a major shareholder – and any internal conflicts within the company.
Transaction of Other Business
The Benchmark Policy typically recommends that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting because granting unfettered discretion is unwise.
Anti-Greenmail Proposals
The Benchmark Policy will support proposals to adopt a provision preventing the payment of greenmail, which would prevent companies from buying back company stock at significant premiums from a certain shareholder.
Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision generally requires that a majority of shareholders other than the majority shareholder approve the buyback.
Mutual Funds: Investment Policies and Advisory Agreements
The Benchmark Policy takes the view that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, analyses of such proposals are focused on the following main areas:
•The terms of any amended advisory or sub-advisory agreement;
•Any changes in the fee structure paid to the investment advisor; and
•Any material changes to the fund’s investment objective or strategy.
The Benchmark Policy generally supports amendments to a fund’s investment advisory agreement, absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for the Benchmark Policy to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, the Benchmark Policy is more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, the Benchmark Policy generally supports sub-
advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-
advisor are paid by the advisor, and not by the fund.
In matters pertaining to a fund’s investment objective or strategy, shareholders are generally best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, the Benchmark Policy generally recommends voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that are noticeably different than when originally purchased, and which could, therefore, potentially negatively impact some investors’ diversification strategies.

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Real Estate Investment Trusts
The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts
(REITs) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.
In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, the Benchmark Policy applies a highly nuanced approach in the evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.
Preferred Stock Issuances at REITs
The Benchmark Policy generally recommends against the authorization of "blank-check preferred stock."
However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which results in the rights of common shareholders being adversely impacted), the Benchmark Policy may support requests to authorize shares of blank-check preferred stock at
REITs.
Business Development Companies
Business Development Companies (BDCs) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (RICs) under the Internal
Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and, therefore, maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.
Authorization to Sell Shares at a Price Below Net Asset Value
Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions.
However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below
Net Asset Value (NAV). These proposals are evaluated using a case-by-case approach. The Benchmark Policy will recommend supporting such requests if the following conditions are met:

2026 Benchmark Policy Guidelines — United States	83
•The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e., the meeting date);
•The proposed discount below NAV is minimal (ideally no greater than 20%);
•The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and
•A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.
In short, BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and by explaining if and how the company’s past below-NAV share issuances have benefited the company.
Auditor Ratification and Below-NAV Issuances
When a BDC submits a below-NAV issuance for shareholder approval, the Benchmark Policy will refrain from recommending against the audit committee chair for not including auditor ratification on the same ballot.
Because of the unique way these proposals interact, votes may be tabulated in a manner that is not in shareholders’ interests. In cases where these proposals appear on the same ballot, auditor ratification is generally the only “routine proposal,” the presence of which triggers a scenario where broker non-votes may be counted toward shareholder quorum, with unintended consequences.
Under the 1940 Act, below-NAV issuance proposals require relatively high shareholder approval. Specifically, these proposals must be approved by the lesser of: (i) 67% of votes cast if a majority of shares are represented at the meeting; or (ii) a majority of outstanding shares. Meanwhile, any broker non-votes counted toward quorum will automatically be registered as “against” votes for purposes of this proposal. The unintended result can be a case where the issuance proposal is not approved, despite sufficient voting shares being cast in favor.
Because broker non-votes result from a lack of voting instruction by the shareholder, shareholders’ ability to weigh in on the selection of auditor does not outweigh the consequences of failing to approve an issuance proposal due to such technicality.
Special Purpose Acquisition Companies
Special Purpose Acquisition Companies (SPACs), also known as “blank check companies,” are publicly traded entities with no commercial operations and are formed specifically to pool funds in order to complete a merger or acquisition within a set time frame. In general, the acquisition target of a SPAC is either not yet identified or otherwise not explicitly disclosed to the public even when the founders of the SPAC may have at least one target in mind. Consequently, IPO investors often do not know what company they will ultimately be investing in.
SPACs are therefore very different from typical operating companies. Shareholders do not have the same expectations associated with an ordinary publicly traded company and executive officers of a SPAC typically do not continue in employment roles with an acquired company.

2026 Benchmark Policy Guidelines — United States	84
Extension of Business Combination Deadline
Governing documents of SPACs typically provide for the return of IPO proceeds to common shareholders if no qualifying business combination is consummated before a certain date. Because the time frames for the consummation of such transactions are relatively short, SPACs will sometimes hold special shareholder meetings at which shareholders are asked to extend the business combination deadline. In such cases, an acquisition target will typically have been identified, but additional time is required to allow management of the SPAC to finalize the terms of the deal.
The Benchmark Policy generally views management and the board as being in the best position to determine when the extension of a business combination deadline is needed. As such, it generally supports reasonable extension requests.
SPAC Board Independence
The board of directors of a SPAC’s acquisition target is, in many cases, already established prior to the business combination. In some cases, however, the board’s composition may change in connection with the business combination, including the potential addition of individuals who served in management roles with the SPAC. The role of a SPAC executive is unlike that of a typical operating company executive. Because the SPAC’s only business is identifying and executing an acquisition deal, the interests of a former SPAC executive are also different.
The Benchmark Policy does not automatically consider a former SPAC executive to be affiliated with the acquired operating entity when their only position on the board of the combined entity is that of an otherwise independent director. Absent any evidence of an employment relationship or continuing material financial interest in the combined entity, the Benchmark Policy will, therefore, consider such directors to be independent.
Director Commitments of SPAC Executives
The primary role of executive officers at SPACs is identifying acquisition targets for the SPAC and consummating a business combination. Given the nature of these executive roles and the limited business operations of SPACs, when a directors’ only executive role is at a SPAC, the Benchmark Policy will generally apply the higher limit for company directorships (see “Director Commitments”). As a result, the Benchmark Policy generally recommends that shareholders vote against a director who serves in an executive role only at a SPAC while serving on more than five public company boards.
Shareholder Proposals
The Benchmark Policy looks for governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. Accordingly, it places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders. As such it generally supports proposals that encourage transparency in how companies are mitigating material ESG risks, including those related to climate change, human capital management, and stakeholder relations.

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To that end, the Benchmark Policy evaluates all shareholder proposals on a case-by-case basis with a view to protecting long-term shareholder value. While it is generally supportive of those that promote board accountability, shareholder rights, and transparency, it considers all proposals in the context of a company’s unique operations and risk profile.
For a detailed review of the Glass Lewis benchmark policies concerning compensation, environmental, social, and governance shareholder proposals, please refer to Benchmark Policy Guidelines for Shareholder Proposals &
ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.

2026 Benchmark Policy Guidelines — United States	86
Overall Approach to Environmental, Social &
Governance Issues
The Benchmark Policy evaluates all environmental and social issues through the lens of long-term shareholder value. Shareholders are best served when companies consider material environmental and social factors in all aspects of their operations and when they are provided with disclosures that allow them to understand how these factors are being considered and how attendant risks are being mitigated. Governance is a critical factor in how companies manage environmental and social risks and opportunities and the Benchmark Policy is of the view that a well-governed company will be generally managing these issues better than one without a governance structure that promotes board independence and accountability.
Part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have financially material environmental and social implications. Companies can face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on a pressing issue that could negatively impact shareholder value, the Benchmark Policy expects companies to take necessary actions in order to effect changes that will safeguard shareholders’ financial interests.
Given the importance of the role of the board in executing a sustainable business strategy that allows for the realization of environmental and social opportunities and the mitigation of related risks, relating to environmental risks and opportunities, the Benchmark Policy looks for governance structures that protect shareholders and promote director accountability. When management and the board have displayed disregard for environmental or social risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental and social risks that threaten shareholder value, the Benchmark
Policy will consider holding directors accountable. In such instances, it will generally recommend against responsible members of the board that are specifically charged with oversight of the issue in question.
When evaluating environmental and social factors that may be relevant to a given company, the Benchmark
Policy does so in the context of the financial materiality of the issue to the company’s operations. Companies in all industries face risks associated with environmental and social issues. However, these risks manifest themselves differently at each company as a result of its operations, workforce, structure, and geography, among other factors. Accordingly, the Benchmark Policy places a significant emphasis on the financial implications of a company’s actions with regard to impacts on its stakeholders and the environment.
When evaluating environmental and social issues, the Benchmark Policy examines companies’:
Direct environmental and social risk — Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks include those associated with oil or gas spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Social risks may include non-inclusive employment policies, inadequate human rights policies, or issues that adversely affect the company’s stakeholders. Further, firms should consider their exposure to risks emanating from a broad range of issues, over which they may have no or only limited control, such as insurance companies being affected by increased storm severity and frequency resulting from climate change
Risk due to legislation and regulation — Companies should evaluate their exposure to changes or potential changes in regulation that affect current and planned operations. Regulation should be carefully monitored in all

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jurisdictions in which the company operates. The Benchmark Policy looks closely at relevant and proposed legislation and evaluates whether the company has responded proactively.
Legal and reputational risk — Failure to take action on important environmental or social issues may carry the risk of inciting negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, it is prudent for companies to carefully evaluate the potential impacts of the public perception of their impacts on stakeholders and the environment. When considering investigations and lawsuits, the Benchmark Policy is mindful that such matters may involve unadjudicated allegations or other charges that have not been resolved. The Benchmark Policy will not assume the truth of such allegations or charges or that the law has been violated. Instead, it focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such concerns, lawsuits or investigations reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.
Governance risk — Inadequate oversight of environmental and social issues carries significant risks to companies. When leadership is ineffective or fails to thoroughly consider potential risks, such risks are likely unmitigated and could thus present substantial risks to the company, ultimately leading to loss of shareholder value.

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2026 Benchmark Policy Guidelines — United States	89
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International

GLASS LEWIS
2026 Benchmark Policy Guidelines

An Overview of Glass Lewis’ Approach to Proxy Advice
www.glasslewis.com
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2026 International Benchmark Policy Guidelines
Table of Contents
Summary of Changes for 20265
Clarifying Amendments6
Election of Directors8
Board and Committee Composition and Performance8
Board Composition and Performance8
Committee Composition and Performance9
Board Diversity10
Board Tenure and Refreshment10
Separation of the Roles of Chair and CEO11
Board Responsiveness11
Election Procedures12
Slate Elections12
Classified Boards12
Board Oversight of Material Issues12
Board Oversight of Risk Management Controls12
Board Oversight of Environmental and Social Issues13
Board Accountability for Climate-Related Issues13
Board Oversight of Technology14
Financial Reporting17
Accounts and Reports17
Income Allocation (Distribution of Dividends)17
Appointment of Auditors and Authority to Set Fees17
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2026 International Benchmark Policy Guidelines
Compensation19
Compensation Report/Compensation Policy19
Equity-Based Incentive Plans20
Pay for Performance21
Non-Executive Director Compensation22
Retirement Benefits for Non-Executive Directors22
Governance Structure23
Amendments to the Articles of Association23
Virtual Meetings23
Anti-Takeover Measures24
Multi-Class Share Structures24
Poison Pills (Shareholder Rights Plans)24
Supermajority Vote Requirements25
Increase in Authorized Shares25
Issuance of Shares25
Repurchase of Shares26
Shareholder Proposals26
Overall Approach to  Environmental, Social & Governance27
About Glass Lewis29
Connect with Glass Lewis30
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2026 International Benchmark Policy Guidelines
Introduction
The purpose of Benchmark Policy proxy research and advice is to serve as a framework that facilitates shareholder voting in favor of governance structures that will drive performance and promote and maintain long-term shareholder value.
These guidelines provide a general overview of Glass Lewis’ Benchmark Policy approach to proxy advice globally.
Glass Lewis publishes separate, detailed Benchmark Policy guidelines for all major global markets, which are publicly available on the Glass Lewis website. Glass Lewis' regional Benchmark Policy guidelines are largely based on the regulations, listing rules, codes of best practice and other relevant standards set in each country. While these guidelines provide a high-level overview of the general Benchmark Policy approach, implementation varies in accordance with relevant requirements or best practices in each market. For detailed information on the implementation of the policy approach described below, refer to the Glass Lewis Benchmark Policy guidelines for the relevant country.
Summary of Changes for 2026
For 2026, the language in this document has been updated to clarify that these guidelines contain the views of the Benchmark Policy. The Benchmark Policy reflects broad investor opinion and widely accepted governance principles and is intended to provide clients with nuanced analysis informed by market best practice, regulation, and prevailing investor sentiment. This change better conveys Glass Lewis’ role as a service provider to a diverse, global client base with a wide spectrum of viewpoints and objectives. The Benchmark Policy represents just one of Glass Lewis’ policy offerings.
Furthermore, the language in multiple sections of these guidelines has been updated and expanded to more closely align with other regional Benchmark Policy guideline sets.
In addition, the following noteworthy revisions have been made to the Benchmark Policy, which are summarized below and discussed in greater detail in the relevant section of this document.
Pay for Performance
A new section of these guidelines has been added in order to describe Glass Lewis’ new proprietary pay-for-
performance model, which is included in Proxy Papers covering the annual meetings of companies in the Russell
3000 in the U.S., the S&P/TSX Composite in Canada, and large- and mid-cap companies in Australia and major
European markets. Further, it is clarified that while the outcome of this assessment may impact the analysis of a company’s executive remuneration practices, Benchmark Policy recommendations on remuneration report and policy proposals will continue to be derived from a holistic assessment of a company’s remuneration structure, disclosure and practices, as well as other relevant external factors.
Please refer to the “Pay for Performance” section of these guidelines for further information.
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2026 International Benchmark Policy Guidelines
Clarifying Amendments
The following clarifications of our existing policies are included this year:
Equity-Based and Long-Term Incentive Plans
Amendments have been made to these sections of these guidelines in order to more clearly differentiate between the Benchmark Policy approach to assessing long-term incentive plans for top management, and equity-based incentive or retention plans that may also include below-level executives and other employees.
Please refer to the “Equity-Based Incentive Plans” and “Long-Term Incentive Plans” sections of these guidelines for further information.
Committee Composition and Performance
This section of the guidelines has been expanded to clarify that the Benchmark Policy sets the general expectation that the majority of shareholder representatives on key board committees are independent, although higher or lower thresholds are set in some markets based on local best practice recommendations and prevailing market practice.
Please refer to the “Committee Composition and Performance” section of these guidelines for further information.
Board Diversity
This section of the guidelines has been expanded to clarify that the Benchmark Policy approach to providing voting guidance considering diversity factors at U.S. companies and its display in Proxy Papers was modified in
March 2025.
Please refer to the “Board Diversity” section of these guidelines and the 2025 “Supplemental Statement on
Diversity Considerations at U.S. Companies” for further information.
Board Responsiveness
The Benchmark Policy’s discussion on board responsiveness has been amended to clarify that, when assessing the level of unaffiliated shareholder dissent expressed at a previous shareholder meeting, a company’s ownership structure and the meeting quorum are taken into account.
Please refer to the “Board Responsiveness” section of these guidelines for further information.
Supermajority Vote Requirements
The Benchmark Policy’s discussion on supermajority vote requirements has been updated to clarify that, in cases where a company seeks to abolish supermajority voting requirements, the Benchmark Policy will evaluate such proposals on a case-by-case basis.  The Benchmark Policy has also been updated to reflect that when companies have a large or controlling shareholder, supermajority vote requirements may be appropriate to protect the
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2026 International Benchmark Policy Guidelines
interests of minority shareholders and that, in such cases, the Benchmark Policy may oppose the elimination of these requirements.
Please refer to the “Supermajority Vote Requirements” section of these guidelines for further information.
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2026 International Benchmark Policy Guidelines
Election of Directors
Board and Committee Composition and Performance
The Benchmark Policy looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. It takes the view that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.
Board Composition and Performance
The relationships between each member of, and nominee for election to, the board and the company, the company’s executives, other board members, and other major shareholders and stakeholders are closely examined as part of the assessment of director elections. The purpose of this inquiry is to determine whether pre-existing personal, familial, or financial relationships are likely to impact the decisions of that board member.
Where the company does not disclose the names or backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence, performance or skills the Benchmark Policy will generally recommend voting against or abstaining from voting on the election.
The Benchmark Policy recommends voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
For the purpose of the Benchmark Policy analysis, a director is typically classified as  independent if they have no material financial, familial, or other current relationships with the company, its executives, other board members, and other major shareholders and stakeholders except for service on the board and standard fees paid for that service. Relationships that have existed within the three to five years, dependent on the nature of the relationship, prior to the inquiry are usually considered to be “current” for purposes of this test.
A director is typically classified as affiliated if they have a material financial, familial or other current relationship with the company, its executives, other board members, and other major shareholders and stakeholders, but they are not an employee of the company. This includes directors whose employers have a material financial relationship with the company. This also includes a director who owns or controls, directly or indirectly, 10% or more of the company’s voting stock (except where local regulations or best practice set a different threshold).
A director is typically classified as an inside director, or “insider”, when they simultaneously serve as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as such.
1 In some cases, the Benchmark Policy will consider directors in leadership positions on the board to hold primary accountability for an issue and recommend against their re-election to the board. Depending on this issue, this could apply to the chair or vice chair of the board, the lead independent director (if applicable), or the chair of key board committees.
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Voting Recommendations on the Basis of Board Independence
Many investors believe that a board will be most effective in protecting shareholders' interests when a majority of shareholder representatives on the board are independent, although the Benchmark Policy sets higher and lower thresholds in some markets based on local best practice recommendations and prevailing market practice.
Accordingly, the Benchmark Policy typically recommends voting against certain affiliated or insider members of the board to satisfy the applicable independence threshold.
The Benchmark Policy analysis typically accepts the presence of representatives of a company's major shareholder(s) on the board in line with their stake in a company's issued share capital or voting rights, so long as there is a sufficient number of independent directors to represent free-float shareholders and allow for the formation of sufficiently independent board committees.
Voting Recommendations on the Basis of Director Performance
Although the Benchmark Policy typically recommends that shareholders support the election of independent directors, it will generally recommend voting against directors for the following reasons:
•A director who attends less than 75% of the board and applicable committee meetings.
•A Director who sits on a potentially excessive number of boards.
•A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•There are substantial concerns regarding the performance and/or skills and experience of a director.
•The director can be considered to hold primary accountability for an issue due to their leadership position on the board.1
The Benchmark Policy also takes the position that the following conflicts of interest may hinder a director’s performance. Accordingly, it will therefore generally recommend voting against a:
•Director who, or a director whose immediate family member, currently provides material professional services to the company.
•Director who, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•Director with an interlocking directorship.
Committee Composition and Performance
Many investors believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. The Benchmark Policy sets the general expectation that the majority of shareholder representatives on key board committees are independent, although higher or lower thresholds are set in some markets based on local best practice recommendations and prevailing market practice. The
Benchmark Policy generally recommends that shareholders oppose the presence of executive directors on the audit and compensation committee given the risks for conflicts of interest.
2 For instance, the Benchmark Policy will generally recommend a vote against the audit committee chair for ongoing excessive non-audit fees or when a company fails to disclose audit fees, and may recommend a vote against all members of the compensation committee for ongoing egregious compensation policies and practices. Please refer to local market
Benchmark Policy guidelines for further information on how the Benchmark Policy recommends that committee members are held accountable for poor committee performance in each market.
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2026 International Benchmark Policy Guidelines
The Benchmark Policy may recommend that shareholders vote against the chair, or all members, of key committees when there are material performance concerns.2
Board Diversity
Many investors consider it important to ensure that the board is composed of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. Accordingly, the Benchmark Policy closely reviews the board’s composition for representation of diverse director candidates. For further information on board diversity, please see In-Depth Report: Board
Gender Diversity.
If a board has failed to address material concerns regarding the mix of skills and experience of the non-executive directors or when it fails to meet legal requirements or the best practice standard prevalent in the market for gender quotas and has not disclosed any cogent explanation or plan regarding its approach to board diversity, the Benchmark Policy will typically recommend against the chair of the nominating committee.
The Benchmark Policy sets the expectation that boards of main market companies listed in most major global markets (e.g. Australia, Canada, Europe, Japan, United Kingdom and United States), comprise at least one gender diverse director (women, or directors that identify with a gender other than male or female). For
European and North American companies listed on a blue-chip or mid-cap index (e.g. Russell 3000, TSX, FTSE
350, etc.), the Benchmark Policy looks for boards to be composed of at least 30% of gender diverse directors.. A higher standard is applied by the Benchmark Policy where best practice recommendations or listing regulations in a specific country set a higher target.
The Benchmark Policy analysis also monitors company disclosure on diversity of ethnicity and other underrepresented communities at board level. Large companies in markets with legal requirements or best practice recommendations in this area (e.g. United States; United Kingdom) are expected to provide clear disclosure on the board's performance.
The Benchmark Policy’s approach to providing proxy voting guidance considering diversity factors at U.S.
companies and its display in Proxy Papers was modified in March 2025. For more information, please see the
2025 Supplemental Statement on Diversity Considerations at U.S. Companies.
Board Tenure and Refreshment
Many investors support routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. While a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance. The Benchmark Policy may consider recommending voting against directors with a lengthy tenure (e.g. over 12 years) when significant performance or governance concerns indicate that a fresh perspective would be beneficial, and recent or planned board refreshment is limited.
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2026 International Benchmark Policy Guidelines
The Benchmark Policy is of the view that the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. However, where a board has established an age or term limit, it is the Benchmark Policy expectation that such limit should generally be applied equally for all members of the board. If a board waives its age/term limits, the Benchmark Policy will consider recommending shareholders vote against the chair of the nominating committee or equivalent, unless compelling rationale is provided for why the board is proposing to waive this rule through an election/re-election.
Separation of the Roles of Chair and CEO
Many investors believe that the board should be chaired by an independent director. The Benchmark Policy is of the view that separating the roles of CEO (or, more rarely, another executive position) and chair generally creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board. The Benchmark Policy views an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
In the absence of an independent chair, the Benchmark Policy supports the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair. In some markets, the Benchmark Policy will typically recommend voting against the chair of the nominating committee when the chair and CEO roles are combined and the board has not appointed an independent presiding or lead director.
Board Responsiveness
Many investors expect that when a significant proportion of votes cast on a proposal by unaffiliated shareholders (e.g. 20% or more) are contrary to the board’s recommendation, the board should, depending on the issue, demonstrate some level of responsiveness to address shareholder concerns. While the 20% threshold alone will not automatically generate a negative vote recommendation from the Benchmark Policy on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event the Benchmark
Policy analysis determines that the board did not respond appropriately. Additionally, when shareholder proposals receive significant support (generally more than 30% of votes cast), the Benchmark Policy sets the expectation that boards engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives.
In assessing the level of dissent, the company’s ownership structure and the meeting quorum are taken into account. In the case of companies with a controlling shareholder and/or with a multi-class share structure, the
Benchmark Policy analysis will carefully examine the level of disapproval attributable to minority shareholders.
As a general framework, the evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of the most current Proxy Paper.
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Election Procedures
Slate Elections
In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. In countries where slate elections are common market practice, the Benchmark Policy will not recommend that shareholders oppose an election on the basis of this election method alone.
The Benchmark Policy will generally recommend that shareholders support a director slate, unless material independence or performance concerns have been identified. When the proposed slate raises concerns regarding board or committee independence, the Benchmark Policy will generally recommend that shareholders vote against the slate. In egregious cases where concerns regarding the performance and/or experience of the board, its committees, and/or individual directors have been identified, the Benchmark Policy will similarly typically recommend that shareholders vote against the director slate.
Classified Boards
Investors broadly view the repeal of staggered boards in favor of the annual election of directors favorably.
Generally, staggered boards are less accountable to shareholders than boards that are elected annually.
Furthermore, the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Accordingly, the Benchmark Policy typically recommends supporting the declassification of boards and introduction of the annual election of directors whenever that question is directly posed in a proxy (typically in the form of a shareholder proposal).
Board Oversight of Material Issues
Board Oversight of Risk Management Controls
The Benchmark Policy evaluates the risk management function of a public company board on a strictly case-by-
case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms, which inherently maintain significant exposure to financial risk. Market best practice indicates that financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies that involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.
When analyzing the risk management practices of public companies, the Benchmark Policy will take note of significant losses or write-downs on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or write-down, and where a reasonable analysis indicates that the company’s board level risk committee should be held accountable for poor oversight, the Benchmark Policy may recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk
3 E.g., S&P 500, FTSE 100, Nikkei 225, etc.
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2026 International Benchmark Policy Guidelines
oversight (via a dedicated committee or otherwise), the Benchmark Policy may recommend a vote against the board chair on that basis.
Board Oversight of Environmental and Social Issues
Insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, shareholders generally benefit when such issues are carefully monitored and managed by companies, and when companies have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.
To that end, the Benchmark Policy looks to companies to ensure that boards maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment. Given the importance of the board’s role in overseeing environmental and social risks, this responsibility should be formally designated and codified in the appropriate committee charters or other governing documents.
While it is important that material environmental and social issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, the Benchmark Policy is of the view that that companies should determine the best structure for this oversight. This oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
The Benchmark Policy will generally recommend that shareholders vote against the chair of the governance committee (or equivalent) of companies listed on a major blue-chip index in key global markets that do not provide clear disclosure concerning the board-level oversight afforded to material environmental and/or social issues.
Board Accountability for Climate-Related Issues
Given the exceptionally broad impacts of a changing climate on companies, the economy, and society in general, climate risk can present a material risk for companies in all industries. Accordingly, it is important that boards consider and evaluate their operational resilience under lower-carbon scenarios. While all companies maintain exposure to climate-related risks, additional consideration should be given to, and disclosure should be provided by, those companies whose own GHG emissions represent a financially material risk. For companies with this increased risk exposure, the Benchmark Policy evaluates whether companies are providing clear and comprehensive disclosure regarding these risks, including how they are being mitigated and overseen. Such information is crucial to allow investors to understand the company’s management of this issue as well as the potential impact of a lower carbon future on the company’s operations.
In line with this view, the Benchmark Policy will carefully examine the climate-related disclosures provided by large-cap companies in developed capital markets3 with material exposure to climate risk stemming from their
4 This policy will generally apply to companies in the following SASB-defined industries: agricultural products, air freight &
logistics, airlines, chemicals, construction materials, containers & packaging, cruise lines, electric utilities & power generators, food retailers & distributors, health care distributors, iron & steel producers, marine transportation, meat, poultry & dairy, metals & mining, non-alcoholic beverages, oil & gas, pulp & paper products, rail transportation, road transportation, semiconductors, waste management.
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2026 International Benchmark Policy Guidelines
own operations4 as well as companies where their emissions, climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk, in order to assess whether they have produced disclosures in line with the recommendations of the Task Force on Climate-related Disclosures (TCFD), IFRS S2 Climate-related
Disclosures, or other equivalent climate reporting framework. The Benchmark Policy will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-
related issues.
In instances where either (or both) of these disclosures are found to be absent or significantly lacking, the
Benchmark Policy may recommend voting against the chair of the committee (or board) charged with oversight of climate-related issues, or if no committee has been charged with such oversight, the chair of the governance committee.
Further, the Benchmark Policy may extend this recommendation on this basis to additional members of the responsible committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry and its overall governance profile. In instances where appropriate directors are not standing for election, the Benchmark Policy may instead recommend shareholders vote against other matters that are up for a vote, such as the ratification of board acts, or the accounts and reports proposal.
Board Oversight of Technology
Cyber Risk Oversight
Companies and consumers are exposed to a growing risk of cyber-attacks. These attacks can result in customer or employee data breaches, harm to a company’s reputation, significant fines or penalties, and interruption to a company’s operations. Further, in some instances, cyber breaches can result in national security concerns, such as those impacting companies operating as utilities, defense contractors, and energy companies.
In response to these issues, regulators have increasingly been focused on ensuring companies are providing appropriate and timely disclosures and protections to stakeholders that could have been adversely impacted by a breach in a company’s cyber infrastructure.
Given the regulatory focus on, and the potential adverse outcomes from, cyber-related issues, many investors view cyber risk as material for all companies. Accordingly, it is critical that companies evaluate and mitigate these risks to the greatest extent possible. With that view, all issuers are encouraged to provide clear disclosure concerning the role of the board in overseeing issues related to cybersecurity, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue. Such disclosure can help shareholders understand the seriousness with which companies take this issue.
In the absence of material cyber incidents, the Benchmark Policy will generally not make voting recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues. However, in instances where cyber-attacks have caused significant harm to shareholders, the board’s oversight of cybersecurity as well as the company’s response and disclosures will be closely evaluated.
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2026 International Benchmark Policy Guidelines
Moreover, in instances where a company has been materially impacted by a cyber-attack, it is reasonable for shareholders to expect periodic updates communicating the company’s ongoing progress towards resolving and remediating the impact of the cyber-attack. Shareholders are best served when such updates include (but are not necessarily limited to) details such as when the company has fully restored its information systems, when the company has returned to normal operations, what resources the company is providing for affected stakeholders, and any other potentially relevant information, until the company considers the impact of the cyber-attack to be fully remediated. These disclosures should focus on the company’s response to address the impacts to affected stakeholders and should not reveal specific and/or technical details that could impede the company’s response or remediation of the incident or that could assist threat actors.
In such instances, the Benchmark Policy may recommend voting against appropriate directors if the board’s oversight, response or disclosure concerning cybersecurity-related issues to be insufficient, or not provided to shareholders.
Board Oversight of Artificial Intelligence
In recent years, companies have rapidly begun to develop and adopt uses for artificial intelligence (AI)
technologies throughout various aspects of their operations. Deployed and overseen effectively, AI technologies have the potential to make companies’ operations and systems more efficient and productive. However, as the use of these technologies has grown, so have the potential risks associated with companies’ development and use of AI. Given these potential risks, boards should be cognizant of, and take steps to mitigate exposure to, any material risks that could arise from their use or development of AI.
Companies that use or develop AI technologies should consider adopting strong internal frameworks that include ethical considerations and ensure they have provided a sufficient level of oversight of AI. As such, boards may seek to ensure effective oversight and address skills gaps by engaging in continued board education and/or appointing directors with AI expertise. With that view, all companies that develop or employ the use of AI in their operations should provide clear disclosure concerning the role of the board in overseeing issues related to
AI, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue.
Such disclosure can help shareholders understand the seriousness with which companies take this issue.
While market best practice indicates that it is important that these issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, generally, companies should determine the best structure for this oversight. This oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
In the absence of material incidents related to a company’s use or management of AI-related issues, the
Benchmark Policy will generally not make voting recommendations on the basis of a company’s oversight of, or disclosure concerning, AI-related issues. However, in instances where there is evidence that insufficient oversight and/or management of AI technologies has resulted in material harm to shareholders, the Benchmark
Policy will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of AI-related risks. It will also closely evaluate the board’s response to, and management of, this issue as well as any associated disclosures and may recommend voting against the re-election of accountable directors, or other matters up for a shareholder vote, as appropriate, if the board’s oversight, response or disclosure concerning AI-related issues is found to be insufficient.
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2026 International Benchmark Policy Guidelines
Financial Reporting
Accounts and Reports
Many countries require companies to submit the annual financial statements, director reports, and independent auditors’ reports to shareholders at a general meeting. The Benchmark Policy will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports.
However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, the Benchmark Policy will recommend that shareholders abstain from voting on this proposal.
Income Allocation (Distribution of Dividends)
In many countries, companies must submit the allocation of income for shareholder approval. The Benchmark
Policy will generally recommend voting for such a proposal. However, particular scrutiny will be given to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers, or the proposed distribution represents a substantial departure from a company's disclosed dividend policy, and the company has not provided a satisfactory explanation.
Appointment of Auditors and Authority to Set Fees
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. The Benchmark Policy generally recommends that shareholders support management’s selection of an auditor and granting the board the authority to fix auditor fees, except in cases where it is concluded that the independence of an incumbent auditor or the integrity of the audit has been compromised. However, the Benchmark Policy generally recommends voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:
•When audit fees added to audit-related fees total less than one-half of total fees.
•When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in financial statements.
•When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
•Where the auditor’s tenure is lengthy (e.g. over 10 years) and when any ongoing litigation or significant controversies which call into question an auditor's effectiveness are identified.
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2026 International Benchmark Policy Guidelines
When a company is seeking to appoint an auditor for sustainability reporting, the Benchmark Policy will generally recommend that shareholders support a company’s choice, subject to the company providing sufficient information on the identity of and fees paid to the auditor, as well as to the independence and performance of the auditor, as outlined above.
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2026 International Benchmark Policy Guidelines
Compensation
Compensation Report/Compensation Policy
Companies’ remuneration practices and disclosure, as outlined in company filings, are closely reviewed to evaluate management-submitted compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, the Benchmark Policy examines how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company, and the levels of remuneration in comparison to company performance and that of its peers.
Given the complexity of most companies’ remuneration programs, the Benchmark Policy applies a highly nuanced approach when analyzing executive compensation. All relevant factors are reviewed, including structural features, the presence of effective best practices, disclosure quality, and trajectory-related factors.
Further, executive compensation is reviewed on both a qualitative and quantitative basis, recognizing that each company must be examined in the context of its industry, size, financial condition, its historic pay-for-
performance practices, ownership structure, and any other relevant internal or external factors. Any significant changes or modifications, and associated rationale, made to a company’s compensation structure or award levels, including base salaries, are also reviewed on a case-by-case basis.
Except for particularly egregious pay decisions and practices, no one factor would ordinarily lead to an unfavorable recommendation under the Benchmark Policy without a review of the company’s rationale and/or the influence of such decisions or practices on other aspects of the pay program, most notably the company’s ability to align executive pay with performance and the shareholder experience.
Nevertheless, while not an exhaustive list, the Benchmark Policy considers the following to be problematic pay practices which may lead, or strongly contribute, to a recommendation to vote against a company’s compensation report or policy:
•Gross disconnect between pay and performance;
•Gross disconnect between remuneration outcomes and the experience of shareholders and other key stakeholders (in particular company employees) in the year under review;
•Performance goals and metrics are inappropriate or insufficiently challenging;
•Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;
•Excessive weighting of short-term (e.g., generally less than three year) performance measurement in incentive plans;
•Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;
•Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;
•Guaranteed bonuses are established;
•Egregious or excessive bonuses, equity awards or severance payments;
•Excessive increases (e.g. over 10%) in fixed payments such as salary or pension entitlements that are not adequately justified; and
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2026 International Benchmark Policy Guidelines
•The proposed changes to the existing policy represent, on aggregate, a worsening of the overall structure.
In addition, the Benchmark Policy looks for the presence of other structural safeguards, such as executive shareholding requirements, and clawback and malus policies for incentive plans. The absence of such safeguards may contribute to a negative recommendation. If in particularly egregious cases it is concluded that the compensation committee has substantially failed to fulfill its duty to shareholders, the Benchmark Policy may also recommend that shareholders vote against the chair, senior members, or all members of the committee, depending on the seriousness and persistence of the issues identified.
Equity-Based Incentive Plans
Many investors believe that equity compensation awards are useful, when not abused, for retaining employees and providing them with an incentive to act in a way that will improve company performance.
In order to allow for meaningful shareholder review, incentive programs should generally include: (i) specific and appropriate performance goals and/or vesting conditions; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the company’s peers. Generally, fewer structural safeguards are expected for plans that are exclusively for employees below the top-executive level.
Long-Term Incentive Plans Equity-based incentive programs, which are often the primary long-term incentive
(LTI) for executives, are generally the most significant portion of the overall compensation program for senior executives. When used appropriately, these programs can provide a vehicle for linking an executive’s pay to company performance, thereby aligning an executive’s interests with those of shareholders.
There are certain elements that are common to most well-structured LTI plans for senior executives. These include:
•No re-testing or lowering of performance conditions after the grant;
•Two or more performance metrics -- measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, and multiple metrics are less easily manipulated;
•At least one relative performance metric that compares the company’s performance to a relevant peer group or index;
•Vesting and/or performance periods of at least three years;
•Performance metrics that cannot be easily manipulated by management;
•Stretching targets that incentivize executives to strive for outstanding performance;
•Individual limits expressed as a percentage of base salary; and
•Holding requirements for executives, preferably extending through the duration of their tenure.
The Benchmark Policy reviews LTI plans holistically as part of the overall compensation package for executives, as outlined above. The Benchmark Policy will generally recommend that shareholders approve capital authorities aimed at servicing incentive plans that satisfy the above conditions, so long as maximum potential dilution also aligns with local market practice.
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2026 International Benchmark Policy Guidelines
Pay for Performance
An integral part of a well-structured compensation package is a successful link between pay and performance.
The Glass Lewis proprietary pay-for-performance model, which serves as the primary quantitative analysis, was developed to better evaluate the link between pay and performance. A standalone pay-for-performance assessment is included in Proxy Papers covering the annual meetings of companies in the Russell 3000 in the
U.S., the S&P/TSX Composite in Canada, and large- and mid-cap companies in Australia and major European markets.
Generally, compensation and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context for clients to determine how well companies link executive compensation to relative performance. The methodology takes a scorecard-based approach in evaluating pay-
and-performance alignment. Final alignment scores are determined by the weighted sum of up to five or six tests, depending on the region, each with their own severity rating. Overall scores and ratings range as follows:
•Severe Concern: 0 to 20 points
•High Concern: 21 to 40 points
•Medium Concern: 41 to 60 points
•Low Concern: 61 to 80 points
•Negligible Concern: 81 to 100 points
The model utilizes three to five quantitative tests (depending on region and company-specific factors) and one qualitative downward modifier. The quantitative tests measure pay (primarily granted pay in North America, vested pay in Europe, and incentive outcomes in Australia) against TSR and financial performance, and the stringency of incentive plans for top executives.
Separately, a specific comparison between the company’s executive pay levels and its peers’ executive pay levels may be discussed in the analysis for additional insight into the score. Likewise, a specific comparison between the company’s performance and its peers’ performance may be reflected in the analysis for further context.
Companies that demonstrate a weaker link (an overall rating of “Severe Concern” or “High Concern”) are more likely to receive a negative recommendation under the Benchmark Policy; however, other qualitative factors are considered in developing recommendations, as each company is reviewed on a case-by-case basis. These additional factors include, but are not limited to: (i) the overall incentive structure; (ii) the trajectory of the program and any disclosed future changes; (iii) the operational, economic and business context for the year in review; (iv) the relevance of selected performance metrics; and (v) reasonable long-term payout levels. These factors may provide sufficient rationale for the Benchmark Policy to recommend in favor of a proposal even if there is an identified disconnect between pay and performance.
A proprietary methodology is utilized to determine peer groups used in the pay-for-performance scores that considers both market and industry peers. Since the peer group is based on an independent, proprietary technique, it will often differ from the one used by the company which, in turn, could affect the resulting analyses. While Glass Lewis’s independent, rigorous methodology provides a valuable perspective on the company’s compensation program, the company’s self-selected peer group may also be presented in the Proxy
Paper for comparative purposes and for supplemental analyses.
Further information and methodology is available at www.glasslewis.com/corporate-solutions/2026-pay-for-
performace-updates.
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2026 International Benchmark Policy Guidelines
Non-Executive Director Compensation
Non-executive directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals, but not at a level that represents an excessive financial cost to a company and/or may compromise the objectivity of non-executive directors. The Benchmark Policy supports compensation plans that include non-performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
Retirement Benefits for Non-Executive Directors
The Benchmark Policy will typically recommend voting against proposals to grant retirement benefits to non-
executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.
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2026 International Benchmark Policy Guidelines
Governance Structure
Amendments to the Articles of Association
The Benchmark Policy evaluates proposed amendments to a company’s articles of association on a case-by-case basis. Many investors are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, each change is analyzed individually and the Benchmark Policy will recommend voting for the proposal only when it is concluded that the amendments on balance are in the best interests of shareholders.
Virtual Meetings
Many investors believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person. However, meetings at which shareholders are not permitted to attend in person can curb the ability of a company's shareholders to participate in the meeting and meaningfully communicate with company management and directors.
Where companies are convening a meeting at which in-person attendance of shareholders is limited, the
Benchmark Policy expects companies to set and disclose clear procedures at the time of convocation regarding:
i)When, where, and how shareholders will have an opportunity to ask questions related to the subjects normally discussed at the annual meeting, including a timeline for submitting questions, types of appropriate questions, and rules for how questions and comments will be recognized and disclosed to shareholders;
ii)In particular where there are restrictions on the ability of shareholders to question the board during the meeting - the manner in which appropriate questions received during the meeting will be addressed by the board; this should include a commitment that questions which meet the board’s guidelines are answered in a format that is accessible by all shareholders, such as on the company’s
AGM or investor relations website;
iii)The procedure and requirements to participate in the meeting and access the meeting platform; and
iv)Technical support that is available to shareholders prior to and during the meeting.
In egregious cases where inadequate disclosure of the aforementioned has been provided to shareholders at the time of convocation, the Benchmark Policy will generally recommend that shareholders hold the board or relevant directors accountable.
Depending on a company’s governance structure, country of incorporation, and the agenda of the meeting, this may lead to recommendations that shareholders vote against members of the governance committee (or equivalent; if up for re-election); the chair of the board (if up for re-election); and/or other agenda items concerning board composition and performance as applicable (e.g. ratification of board acts). The Benchmark
Policy analysis and voting recommendations will always take into account local laws, best practices, and disclosure standards when assessing a company’s performance on this issue.
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2026 International Benchmark Policy Guidelines
Anti-Takeover Measures
Multi-Class Share Structures
In line with CII’s Policies on Corporate Governance, ICGN’s Global Governance Principles and broad investor sentiment, each share of a company’s common stock should have one vote, companies should not have share classes with unequal voting rights, and certain shareholders should not have power or control disproportionate to their economic interests. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board. Furthermore, many investors agree that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.
Accordingly, the Benchmark Policy typically recommends that shareholders vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, it will generally recommend voting against proposals to adopt a new class of stock with different voting powers.
The Benchmark Policy will generally recommend that shareholders vote against (a) certain director(s) and/or other relevant agenda items at a North American or European company that adopts a multi-class share structure with unequal voting rights in connection with an IPO, spin-off, or direct listing within the past year if the board:
(i) did not also commit to submitting the multi-class structure to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of the multi-class structure
(generally seven years or less). The approach of the Benchmark Policy toward companies with existing multi-
class share structures with unequal voting varies between regions and is dependent on, inter alia, local market practice and legislation, as well as an assessment of whether evidence exists that the share structure is contributing to poor governance or the suppression of minority shareholder concerns.
Poison Pills (Shareholder Rights Plans)
Many investors view poison pill plans unfavorably. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-
out premium for their stock.
Generally, boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, shareholders should be allowed to vote on whether or not they support such a plan’s implementation.
The Benchmark Policy typically recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium. In certain limited circumstances, l the Benchmark Policy may recommend that shareholders support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what is assessed to be a reasonable ‘qualifying offer’ clause.
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2026 International Benchmark Policy Guidelines
Supermajority Vote Requirements
Many investors believe that supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to shareholder interests.
Where a company seeks to abolish supermajority voting requirements, this will be evaluated on a case-by-case basis. In many instances, amendments to voting requirements may have a deleterious effect on shareholders’
rights where a company has a large or controlling shareholder. Therefore, the analysis will take into account additional factors including: shareholder structure; quorum requirements; impending transactions – involving the company or a major shareholder – and any internal conflicts within the company.
Increase in Authorized Shares
Adequate capital stock available for issuance is important to the operation of a company. The Benchmark Policy will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While having adequate shares to allow management to make quick decisions and effectively operate the business is critical, many investors prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.
In general, the Benchmark Policy will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, the policy described below on the issuance of shares is applied.
Issuance of Shares
Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, the Benchmark Policy typically recommends against the issuance. In the case of a private placement, also it will also be considered whether the company is offering a discount to its share price.
In general, the Benchmark Policy will support proposals to authorize the board to issue shares (with preemptive rights) when the requested increase is equal to or less than the current issued share capital. This authority should generally not exceed five years. In accordance with differing market best practice, in some countries, if a proposal seeks to issue shares exceeding 33% of issued share capital, the company should explain the specific rationale, which is analyzed on a case-by-case basis.
The Benchmark Policy will also generally support proposals to suspend preemptive rights for a maximum of
5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.
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2026 International Benchmark Policy Guidelines
Repurchase of Shares
The Benchmark Policy will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than
10-20% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price). The Benchmark Policy may support a larger proposed repurchase program where the terms of the program stipulate that repurchased shares must be cancelled.
Shareholder Proposals
The Benchmark Policy seeks to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. Accordingly, it places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders. As such it generally supports proposals that encourage transparency in how companies are mitigating material ESG risks, including those related to climate change, human capital management, and stakeholder relations. To that end, the Benchmark Policy evaluates all shareholder proposals on a case-by-case basis with a view to protecting long-term shareholder value. While it is generally supportive of those that promote board accountability, shareholder rights, and transparency, it considers all proposals in the context of a company’s unique operations and risk profile.
For a detailed review of the Benchmark Policy approach to compensation, environmental, social, and governance shareholder proposals, please refer to the Benchmark Policy Guidelines for Shareholder Proposals &
ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
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2026 International Benchmark Policy Guidelines
Overall Approach to
Environmental, Social & Governance
The Benchmark Policy evaluates all environmental and social issues through the lens of long-term shareholder value. Shareholders are best served when companies consider material environmental and social factors in all aspects of their operations and when they are provided with disclosures that allow them to understand how these factors are being considered and how attendant risks are being mitigated. Governance is a critical factor in how companies manage environmental and social risks and opportunities, and the Benchmark Policy is of the view that a well-governed company will be generally managing these issues better than one without a governance structure that promotes board independence and accountability.
Part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have financially material environmental and social implications Companies can face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on a pressing issue that could negatively impact shareholder value, the Benchmark Policy promotes companies taking necessary actions in order to effect changes that will safeguard shareholders’ financial interests.
Given the importance of the role of the board in executing a sustainable business strategy that allows for the realization of environmental and social opportunities and the mitigation of related risks, relating to environmental risks and opportunities, the Benchmark Policy seeks to promote governance structures that protect shareholders and promote director accountability. When management and the board have displayed disregard for environmental or social risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental and social risks that threaten shareholder value, the
Benchmark Policy will consider holding directors accountable. In such instances, it will generally recommend against responsible members of the board that are specifically charged with oversight of the issue in question.
When evaluating environmental and social factors that may be relevant to a given company, the Benchmark
Policy does so in the context of the financial materiality of the issue to the company’s operations. Companies in all industries face risks associated with environmental and social issues. However, these risks manifest themselves differently at each company as a result of its operations, workforce, structure, and geography, among other factors. Accordingly, the Benchmark Policy places a significant emphasis on the financial implications of a company’s actions with regard to impacts on its stakeholders and the environment.
When evaluating environmental and social issues, the Benchmark Policy examines companies’:
Direct environmental and social risk — Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks include those associated with oil or gas spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Social risks may include non-inclusive employment policies, inadequate human rights policies, or issues that adversely affect the company’s stakeholders. Further, firms should consider their exposure to risks emanating from a broad range of issues, over which they may have no or only limited control, such as insurance companies being affected by increased storm severity and frequency resulting from climate change.
Risk due to legislation and regulation — Companies should evaluate their exposure to changes or potential changes in regulation that affect current and planned operations. Regulation should be carefully monitored in all
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2026 International Benchmark Policy Guidelines
jurisdictions in which the company operates. The Benchmark Policy looks closely at relevant and proposed legislation and evaluates whether the company has responded proactively.
Legal and reputational risk — Failure to take action on important environmental or social issues may carry the risk of inciting negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, it is prudent for companies to carefully evaluate the potential impacts of the public perception of their impacts on stakeholders and the environment. When considering investigations and lawsuits, the Benchmark Policy is mindful that such matters may involve unadjudicated allegations or other charges that have not been resolved. The Benchmark Policy will not assume the truth of such allegations or charges or that the law has been violated. Instead, it focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such concerns, lawsuits or investigations reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.
Governance risk — Inadequate oversight of environmental and social issues carries significant risks to companies. When leadership is ineffective or fails to thoroughly consider potential risks, such risks are likely unmitigated and could thus present substantial risks to the company, ultimately leading to loss of shareholder value.
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2026 International Benchmark Policy Guidelines
About Glass Lewis
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since
2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States,
Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy
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comprehensive research weeks ahead of voting deadlines. Public companies can also use our innovative Report
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every investor client in time for voting decisions to be made or changed.
The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.
Join the Conversation
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2026 International Benchmark Policy Guidelines
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2026 International Benchmark Policy Guidelines
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This document is intended to provide an overview of Glass Lewis’ proxy voting guidelines. It is not intended to be
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certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made
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foregoing includes, but is not limited to, using these guidelines, in any manner and in whole or in part, in connection with any training, self-improving, or machine learning software, algorithms, hardware, or other artificial intelligence tools or aids of any kind, including, without limitation, large language models or other generative artificial intelligence platforms or services, whether proprietary to you or a third party, or generally available (collectively, “AI”) as well as any services, products, data, writings, works of authorship, graphics, pictures, recordings, any electronic or other information, text or numerals, audio or visual content, or materials of any nature or description generated or derived by or using, in whole or in part, AI.

PART C
OTHER INFORMATION
Item 25.     Financial Statements and Exhibits.
(1) Financial Statements:
Financial statements will be filed with a Pre-effective Amendment to the Registration Statement on Form N-2.
(2) Exhibits

Exhibit Number		Description
(a)	(1)	Agreement and Declaration of Trust.*
(a)	(2)	Certificate of Trust.*
(b)		Bylaws of Registrant.*
(c)		Not Applicable.
(d)		Rights of security holders are contained in the Agreement and Declaration of Trust and the Bylaws, both of which are incorporated by reference.
(e)		Form of Dividend Reinvestment Plan. (1)
(f)		Not Applicable.
(g)	(1)	Investment Advisory Agreement. (1)
(g)	(2)	Not Applicable.
(g)	(3)	Expense Limitation and Reimbursement Agreement. (1)
(h)	(1)	Master Distribution Agreement. (1)
(h)	(2)	Form of Selling Agreement. (1)
(i)		Not Applicable.
(j)		Custody Agreement. (1)
(k)	(1)	Transfer Agency and Master Services Agreement. (1)
(k)	(2)	Not Applicable.
(k)	(3)	Multiple Class (Rule 18f-3 Plan). (1)
(l)	(1)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP. (1)
(m)		Not Applicable.
(n)		Consent of Independent Registered Public Accounting Firm. (1)
(o)		Not Applicable.
(p)		Seed Capital Agreement. (1)
(q)		Not Applicable.
(r)	(1)	Code of Ethics of the Registrant. (1)
(r)	(2)	Code of Ethics of Van Eck Associates Corporation and Van Eck Securities Corporation. (1)
(s)		Ex-Filing Fees.*

Exhibit Number	Description
(t)	Powers of Attorney.*

*	Filed herewith.
(1)	To be filed by amendment.
Item 26: Marketing Arrangements.
Reference is made to the Master Distribution Agreement filed as Exhibit h.1 to this Registration
Statement.
Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$ *
Printing and engraving expenses	$ *
Legal fees	$ *
Blue sky fees	$ *
Audit expenses	$ *
Miscellaneous expenses	$ *
Total	$ *
* To be provided by amendment.
Item 28: Persons Controlled by or under Common Control with Registrant.
None.
Item 29: Number of Holders of Securities
[On [_____]:

Title of Class	Number of Record Holders
Class I Common Shares	[___]
Class S Common Shares	[___]
Item 30: Indemnification.
Pursuant to Article VIII of the Agreement and Declaration of Trust, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, or is or was serving at the request of the
Trustees as a director, trustee, partner, officer, employee or agent of another foreign or domestic corporation, trust, partnership, joint venture or other enterprise (collectively, the “Covered
Persons”) shall be indemnified by the Trust to the fullest extent permitted by the Delaware
Statutory Trust Act, 12 Del. C. § 3801 et seq., as such Act may be amended from time to time, the Bylaws and other applicable law. No indemnification shall be provided to any Trustee or officer against any liability to the Trust or to Shareholders to which the Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office with the Trust.
To the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase with Trust Property insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Covered Person in connection with any proceeding in which such Covered Person becomes involved by virtue of such Covered Person’s actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Covered Person against such liability.
Item 31: Business and Other Connections of Investment Adviser
Van Eck Associates Corporation is a registered investment adviser and provides investment advisory services to the Registrant. The description of Van Eck Associates Corporation under the caption “Management of the Fund- Investment Adviser, Administrator and Sub-Adviser” in the
Registrant’s Prospectus and under the caption “Investment Advisory and Other Services- the
Adviser” in the Registrant’s Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. For information as to the business, profession, vocation or employment of a substantial nature engaged in by Van
Eck Associates Corporation and its officers, directors or partners within the past two fiscal years, reference is made to Van Eck Associates Corporation’s Form ADV filed with the SEC under the
Investment Advisers Act of 1940, as amended (File No. 801-21340), and is incorporated herein by reference.
Item 32: Location of Accounts and Records.
The accounts, books and other documents required to be maintained by Section 31(a) of the
Investment Company Act of 1940, as amended, and the rules thereunder will be maintained as follows:[to be completed in a subsequent amendment.]
Item 33: Management Services
Not applicable.
Item 34: Undertakings
1.Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the
Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
2.Not applicable.
3.The Registrant undertakes:
a.to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
i.to include any prospectus required by Section 10(a)(3) of the Securities
Act;
ii.to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule
424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;
iii.to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
b. that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
c.to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
d.that, for the purpose of determining liability under the Securities Act to any purchaser:
i.Not applicable;
ii.if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule
430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
e.that for the purpose of determining liability of the Registrant under the Securities
Act to any purchaser in the initial distribution of securities:
The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
i.any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the
Securities Act;
ii.free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
iii.the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned
Registrant or its securities provided by or on behalf of the undersigned
Registrant; and
iv.any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
4.The Registrant undertakes that:
a.For the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration
Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective;
and
b.For the purpose of determining any liability under the Securities Act, each post-
effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
5.Not applicable.
6.The Registrant undertakes that insofar as indemnification for liabilities arising under the
1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the
Registrant of expenses incurred or paid by a director, officer or controlling person of the
Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
7.The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940,
the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Juan in the Commonwealth of Puerto Rico
on the 9th day of October, 2026.
VANECK PRIVATE GROWTH FUND
By:    /s/ Laura I. Martinez
Name:    Laura I. Martinez
Title:     Vice President and Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity indicated.

/s/ Jan F. van Eck* Jan F. van Eck	Chief Executive Officer, President and Trustee	October 9, 2026
/s/ John J. Crimmins* John J. Crimmins	Vice President, Chief Financial Officer and Principal Accounting Officer	October 9, 2026
/s/ Jane DiRenzo Pigott* Jane DiRenzo Pigott	Trustee	October 9, 2026
/s/ Jayesh Bhansali* Jayesh Bhansali	Trustee	October 9, 2026
/s/ Sara Bonesteel* Sara Bonesteel	Trustee	October 9, 2026
/s/ Kevin Moore* Kevin Moore	Trustee	October 9, 2026
/s/ R. Alastair Short* R. Alastair Short	Trustee	October 9, 2026
*By:/s/ Laura I. Martinez
Laura I. Martinez
Attorney-In-Fact
October 9, 2026
EXHIBIT INDEX

(a)	(1)	Agreement and Declaration of Trust.
(a)	(2)	Certificate of Trust.

(b)		Bylaws of Registrant.

(s)		Ex-Filing Fees.

(t)		Powers of Attorney.